UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10349
                                                     ---------------------

               Nuveen Maryland Dividend Advantage Municipal Fund 2
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: May 31
                                           ------------------

                  Date of reporting period: May 31, 2008
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT
 May 31, 2008

                        Nuveen Investments
                        MUNICIPAL CLOSED-END FUNDS

Photo of: Small child

                                                      NUVEEN MARYLAND
                                                      PREMIUM INCOME
                                                      MUNICIPAL FUND
                                                      NMY

                                                      NUVEEN MARYLAND
                                                      DIVIDEND ADVANTAGE
                                                      MUNICIPAL FUND
                                                      NFM

                                                      NUVEEN MARYLAND
                                                      DIVIDEND ADVANTAGE
                                                      MUNICIPAL FUND 2
                                                      NZR

                                                      NUVEEN MARYLAND
                                                      DIVIDEND ADVANTAGE
                                                      MUNICIPAL FUND 3
                                                      NWI

                                                      NUVEEN VIRGINIA
                                                      PREMIUM INCOME
                                                      MUNICIPAL FUND
                                                      NPV

                                                      NUVEEN VIRGINIA
                                                      DIVIDEND ADVANTAGE
                                                      MUNICIPAL FUND
                                                      NGB

                                                      NUVEEN VIRGINIA
                                                      DIVIDEND ADVANTAGE
                                                      MUNICIPAL FUND 2
                                                      NNB

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)


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

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

Chairman's
LETTER TO SHAREHOLDERS

Photo of: Robert P. Bremner


Robert P. Bremner

Chairman of the Board


I'd like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund's Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a "best practice" in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us - an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen's representative on the Board. John's presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen's role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company's asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Third, on behalf of the entire Board, I would like to acknowledge the effort the whole Nuveen organization is making to resolve the auction rate preferred share situation in a satisfactory manner. As you know, we are actively pursuing a number of possible solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we've worked through the many details involved.

Finally, I urge you to take the time to review the Portfolio Manager's Comments, the Common Share Dividend and Share Price Information, and the Performance Overview sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund's Board, let me say we look forward to continuing to earn your trust in the months and years ahead.


Sincerely,

/s/ Robert P. Bremner

Robert P. Bremner
Chairman of the Board
July 15, 2008

Portfolio Managers' COMMENTS


Nuveen Investments Municipal Closed-End Funds  |  NMY, NFM, NZR, NWI,
                                                  NPV, NGB, NNB


Portfolio manager Cathryn Steeves reviews economic and municipal market conditions at both the national and state levels, key investment strategies, and the annual performance of the Nuveen Maryland and Virginia Funds. Cathryn, who joined Nuveen in 1996, has managed these seven Funds since 2006.

WHAT FACTORS AFFECTED THE U.S. ECONOMIC AND MUNICIPAL MARKET ENVIRONMENTS DURING THE TWELVE-MONTH REPORTING PERIOD ENDED MAY 31, 2008?

During this period, developments in the credit markets led to increased price volatility and tightening liquidity, causing a flight to quality. These developments, which began to take shape last summer, became particularly evident in August 2007 when market concerns about defaults on sub-prime mortgages resulted in a liquidity crisis across all fixed income asset classes. In September 2007, the Federal Reserve (Fed) responded to credit market volatility by launching a series of interest rate cuts that lowered the fed funds rate by 325 basis points--from 5.25% to 2.00%--in eight months, including reductions of 125 basis points in January 2008 alone.

The Fed's actions also were a response to increased signs of weakness in the U.S. economy, as evidenced by the slowing growth of the U.S. gross domestic product (GDP), a closely watched measure of economic performance. While GDP expanded at 3.8% in the second quarter of 2007 and 4.9% in the third quarter. This measure dropped sharply to 0.6% in the fourth quarter of 2007 (all GDP numbers annualized). In the first quarter of 2008, GDP grew at an annual rate of 1.0%, restrained by a 25% decline in residential investment and the weakest consumer spending since 2001. Driven largely by increased energy and food prices, the Consumer Price Index (CPI) registered a 4.2% year-over-year gain as of May 2008. The core CPI (which excludes food and energy prices) rose 2.3% between June 2007 and May 2008, remaining above the Fed's unofficial target of 2.0% or lower. In the labor markets, January 2008 marked the first decline in new jobs creation since 2003, breaking the longest string of employment growth (fifty-two months) in U.S. history. The national unemployment rate for May 2008 was 5.5%, its highest level since October 2004, compared with 4.5% in May 2007. The 0.5% increase in this rate between April and May 2008 represented the biggest one-month jump in more than twenty-two years.

In the municipal bond market, factors related to the sub-prime mortgage crisis had an indirect, but important, influence on performance. General concerns about the credit markets as well as more specific concerns about municipal bond insurers with exposure to sub-prime mortgages caused some investors to curtail purchases. As a result, in February 2008, hedge funds and other non-traditional buyers of municipal bonds were forced to sell holdings of long-maturity bonds into a market already


Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

experiencing a lack of liquidity. Combined with the Fed rate cuts, this selling produced a sharp steepening of the municipal yield curve, as longer-term interest rates rose and short-term interest rates declined. In this environment, bonds with shorter maturities generally outperformed longer maturity bonds and higher quality bonds tended to outperform lower quality issues.

Also of note in the municipal market, the U.S. Supreme Court in May 2008 ruled that individual states could continue to offer their residents special tax treatment on municipal bonds issued within their borders. The high court's decision in Department of Revenue of the Commonwealth of Kentucky vs. Davis preserved tax rules in forty-two states, allowing them to continue to exempt from taxation the income their residents earn on in-state municipal bonds while taxing the income earned on municipal bonds issued in other states.

Over the twelve months ended May 2008, municipal bond issuance nationwide totaled $467.0 billion, an increase of 2% from the previous twelve months. As of May 31, 2008, insured bonds comprised 25% of new supply, compared with the recent historical figure of approximately 50%. Despite disruptions in the markets, new municipal issuance continued to be met with solid demand by institutional and retail investors as well as nontraditional buyers returning to the market in the last few months.

HOW WERE ECONOMIC AND MARKET CONDITIONS IN MARYLAND AND VIRGINIA DURING THIS PERIOD?

Maryland's economic growth continued to be driven by education and health services, professional and business services, and the government sector, with Fort George G. Meade ranking as the state's largest employer (military and civilian). Maryland's 2007 economic growth expanded at a rate of 2.0%, which placed 22nd in the nation in terms of state GDP. Maryland continued to make efforts to diversify its economy, and promising developments in the aerospace, medical research, security, and distribution industries should help to increase the state's long-term growth potential. While Maryland's old-line manufacturing sector continued to shed jobs, employment in this sector was about half the national average, which was a positive factor over the past few years. Housing activity in Maryland continued to deteriorate, although not to the extent seen in some other states. However, the consequences were felt in housing-related industries such as construction and financial services. In May 2008, Maryland's jobless rate was 4.0%, up from 3.5% in May 2007, putting unemployment in the state at its highest level since November 2005. For fiscal 2009, the $31 billion Maryland state budget included $340 million for school construction, $100 million for future retiree health costs, increased funding for the environment and public safety, and expansion of health care coverage. The budget also called for adding $739 million to the state's rainy day fund by the end of fiscal 2009. As of May 2008, Moody's and Standard & Poor's (S&P) maintained their ratings on Maryland general obligation debt at Aaa/AAA with stable outlooks. During the twelve months ended May 31, 2008, issuance in the state totaled $7.6 billion, an increase of 9% over the previous twelve-month period. From January-May 2008, Maryland saw $2.9 billion in new municipal paper, down 2% from the first five months of 2007.

Virginia's economy continued to be led by government, education and health services, and professional and business services. Further growth in the government sector may be hampered by deficits, which are weighing on all levels of government, as well as by military cutbacks. The commonwealth's manufacturing sector, beleaguered by the disappearance of textile, furniture, and apparel factories over the past few years, continued to decline, negatively affecting employment, especially in rural areas. Virginia has not been immune to the impact of the housing market slump nationwide, and the related construction and financial services sectors also weakened. In 2007, Virginia's 2007 economic growth rate of 1.9%, ranked the state 25th in the country according to state GDP. Over the long term, low business costs, a highly skilled labor force, and a favorable regulatory environment should help Virginia continue to attract new businesses, including high-tech industries and back-office operations. Although unemployment in the commonwealth rose from 3.0% in May 2007 to 3.9% in May 2008, Virginia's jobless rate ranked as the 10th lowest in the nation. As of May 2008, Moody's and S&P rated Virginia general obligation debt at Aaa/AAA with stable outlooks. During the twelve months ended May 31, 2008, issuance in Virginia totaled $8.1 billion, a decrease of 19% from the previous twelve months. The first five months of 2008 saw issuance decline more sharply to $3.4 billion, down 29% from the first five months of 2007. Some of this decrease reflected the fact that issuance totals for the previous periods included a $1.1 billion Virginia tobacco bond refinancing deal in April 2007.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS REPORTING
PERIOD?

During this twelve-month period, as the municipal market was characterized by volatility and a steepening yield curve, we sought to capitalize on the turbulent environment by continuing to focus on relative value, using a fundamental approach to find undervalued sectors and individual credits with the potential to perform well over the long term.

When August's liquidity crisis led the market to discount lower-quality and higher-yielding bonds we took advantage of opportunities that we considered undervalued to selectively add some of these types of bonds to our portfolios. Among the issues we added to the Maryland and Virginia Funds were health care and long-term care/retirement facilities bonds. The Virginia Funds also added housing credits, while the Maryland Funds purchased some lower-rated convention center bonds. All of the Maryland Funds also added exposure to the short end of the yield curve by purchasing small positions in auction rate bonds. Because of their extremely short durations, auction rate securities traditionally have been far more popular with money market fund managers than municipal bond fund managers. But demand for these issues evaporated when the credit markets became relatively illiquid, and their yields rose to unprecedented levels. We saw an opportunity to buy these bonds at attractive prices relative to their income.

To generate cash for purchases, we selectively sold some holdings with shorter durations(1). Selling shorter duration bonds and reinvesting further out on the yield curve also helped to improve the Funds' overall call protection profiles. We also took advantage of strong bids to sell bonds that were attractive to the retail market.



(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

As part of our disciplined approach to duration management, we used inverse floating rate securities,(2) a type of derivative financial instrument, in all seven of the Maryland and Virginia Funds throughout the reporting period. In addition, we added new inverse floating rate securities to all of these Funds during the last half of this period. Inverse floaters typically provide the dual benefit of bringing the durations of the Funds closer to our strategic target and enhancing their income-generation capabilities. NMY, NFM, NZR, and NPV also used forward interest rate swaps, another type of derivative financial instrument. The goal of this strategy was to help us manage the common share net asset value (NAV) volatility of these Funds without having a negative impact on their income streams or common share dividends over the short term. Given the market environment, we thought it prudent to remove the forward interest rate swaps from these four Funds, and as of May 31, 2008, there were no forward interest rate swaps held in any of the Maryland or Virginia Funds.

HOW DID THE FUNDS PERFORM?

Individual results for the Nuveen Maryland and Virginia Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Total Returns on Common Share Net Asset Value*
For periods ended 5/31/08

                                         1-Year       5-Year       10-Year
Maryland Funds
NMY                                       1.63%        4.15%         5.45%
NFM                                       1.25%        3.88%           N/A
NZR                                       1.54%        3.75%           N/A
NWI                                       1.24%        3.83%           N/A

Virginia Funds
NPV                                       1.56%        3.68%         5.46%
NGB                                       0.23%        4.21%           N/A
NNB                                       0.63%        3.80%           N/A

Lipper Other States
Municipal Debt Funds
Average(3)                                0.84%        3.75%         5.25%

Lehman Brothers
Municipal Bond Index(4)                   3.87%        3.67%         5.06%


For the twelve months ended May 31, 2008, the total returns on common share NAV for the performance of NMY, NFM, NZR, NWI, and NPV exceeded the average return for the Lipper Other States peer group, while NGB and NNB trailed the Lipper average. All seven of the Funds underperformed the return on the national Lehman Brothers Municipal Bond Index.



*    Annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(2) An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in This Report sections of this report.

(3) The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 43; 5 years, 43; and 10 years, 18. Fund and Lipper returns assume reinvestment of dividends.

(4) The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

One of the more significant factors impacting the performance of these Funds in relation to that of the unleveraged Lehman Brothers Municipal Bond Index was the use of financial leverage. While leverage provides opportunities for additional income and total returns for common shareholders, the benefits of leveraging are impacted by the general price movements of the bonds in each Fund's portfolio. During this period, as the yields on longer-term bonds rose and their prices correspondingly fell, declining valuations had a negative effect on performance that was magnified by the use of leverage. In addition, the Funds' borrowing costs remained relatively high, negatively impacting their total returns.

Other key factors that influenced the Funds' returns included yield curve and duration positioning, the use of derivatives, credit exposure and sector allocations and holdings of bonds backed by lower-rated municipal bond insurers.

Bonds in the Lehman Brothers Municipal Bond Index with maturities of less than eight years, especially those maturing in approximately four to six years, benefited the most from changes in the interest rate environment. As a result, these bonds generally outperformed credits with longer maturities. Bonds having the longest maturities (twenty-two years and longer) posted the worst returns. For the most part, the duration positioning of these seven Funds was a net positive for performance during this period. Although the Maryland Funds were underexposed to the outperforming shorter maturity categories, this was generally offset by the Fund's heavier allocations to the intermediate part of the yield curve, which performed relatively well, and lower weightings in the underperforming long part of the curve. The story was generally the same among the Virginia Funds, except their weightings in longer maturity bonds were more in line with that of the overall municipal market, which meant that this exposure had a neutral effect on performance.

As mentioned earlier, NMY, NFM, NZR, and NPV used forward interest rate swaps during part of this period to synthetically extend the Funds' durations and move them closer to our strategic duration target. Despite the fact that longer duration municipal bonds generally underperformed those with shorter durations, the use of forward interest rate swaps had a positive impact on the return performance of these four Funds. This was due to the fact that these interest rate swaps provided exposure to taxable markets during a period when, in contrast to recent historical trends, the taxable markets and the municipal market moved in the opposite directions. As municipal market performance lagged the gains in the taxable markets, the interest rate swaps performed very well. After the removal of the forward interest rate swaps, the durations of these four Funds remained slightly short of our strategic target, which helped their performances as shorter duration bonds outperformed.

In addition, the inverse floaters used by all seven of these Funds throughout the period generally had a negative impact on performance. This resulted from the fact that the inverse floaters effectively increased the Funds' exposure to longer maturity bonds during a period when shorter maturities were in favor in the market. However, the new inverse floating rate securities we added to the Maryland and Virginia Funds late in this period performed well, due mainly to market conditions following their establishment and, secondarily, to the high credit quality of the bonds used to establish these trusts. All of the inverse floaters also benefited these Funds by helping to support their income streams.

Bonds rated BBB or lower posted poor returns. The underperformance of the lower credit quality sectors was largely the result of risk-averse investors' flight to quality as disruptions in the financial and housing markets deepened. The Funds' allocations to these credit quality sectors were generally higher than that of the Lehman Brothers Municipal Bond Index, and the negative impact of this greater exposure to credit risk accounted for some of the performance differential between these Funds and the index. In addition, the Dividend Advantage Funds, NFM, NZR, NWI, NGB, and NNB can invest up to 20% of their assets in below-investment-grade securities (bonds rated BB or below) or in non-rated bonds judged to be in the same credit quality category. The greater exposure of these five Funds to this segment of the market detracted from the performance of these Funds relative to NMY and NPV, which overall represented higher credit quality. As of May 31, 2008, NMY and NPV had allocated 15% and 14%, respectively, to bonds rated BBB or lower and non-rated bonds, while the allocations of the five Maryland and Virginia Dividend Advantage Funds ranged from approximately 17% in NNB to 24% in NFM and NWI.

In general, bonds that carried any credit risk, regardless of sector, tended to perform poorly. Revenue bonds as a whole, and especially the industrial development and health care (including hospitals and long-term care) sectors that had ranked among the top performers in the Lehman Brothers Municipal Bond Index over the past few years, underperformed the general municipal market. The housing sector also performed poorly, as did lower-rated bonds backed by the 1998 master tobacco settlement agreement, which comprised approximately 1% to 2% of the portfolios of the Maryland Funds and approximately 3% of the Virginia Funds as of May 31, 2008.

Sectors of the market that generally contributed positively to the Funds' performances included general obligation bonds, water and sewer, special tax issues, and education. Pre-refunded bonds(5) performed exceptionally well, due primarily to their shorter effective maturities and higher credit quality.

Another factor that had an impact on the performance of these Funds was their position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies declined, detracting from the Funds' performance. On the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category.


(5) Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

The portfolios of investments reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. During the period covered by this report, each of these insurers experienced one or more rating reductions by at least one or more rating agencies. Subsequent to May 31, 2008, at least one rating agency further reduced their rating and at least one rating agency had withdrawn their rating for AMBAC-insured and MBIA-insured bonds. At the time this report was prepared, at least one rating agency has placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers. It is important to note that municipal bonds historically have had a very low rate of default.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES (ARPS) MARKETS

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear" and that many or all auction preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction preferred shares did not lower the credit quality of these shares, and auction preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the auction preferred shares. At the time this report was prepared, the Funds' managers could not predict when future auctions might succeed in attracting sufficient buyers for the shares offered, if ever. The Funds' managers are working diligently to refund the auction preferred shares, and have made progress in these efforts, but at present there is no assurance that these efforts will succeed. These developments generally do not affect the management or investment policies of these Funds. However, one implication of these auction failures for common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future common share earnings may be lower than they otherwise would have been.

On June 11, 2008, Nuveen announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the municipal funds' outstanding ARPS, whose auctions have been failing for several months, including an initial phase of approximately $1 billion in forty-one funds. On June 26, 2008, thirteen municipal funds (none of which are included in this shareholder report) issued par redemption notices for a portion of their auction-rate securities aggregating approximately $580 million.

For current, up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Common Share
Dividend and Share Price
                 INFORMATION



As previously noted, all of the Funds in this report use leverage to potentially enhance opportunities for additional income for common shareholders. While this strategy continued to provide incremental income, the extent of this benefit was reduced to some degree by the borrowing costs associated with leverage, which remained relatively high. Some of the Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds currently available in the market, which generally offered lower yields than the maturing or called bonds. These factors resulted in one monthly dividend reduction in NMY and NGB during this reporting period. Over the twelve-month reporting period ended May 31, 2008, the dividends, NFM, NZR, NWI, NPV, and NNB remained stable.

Due to normal portfolio activity, common shareholders of the following Funds received capital gains and/or net ordinary income distributions at the end of December 2007 as follows:

                                        Short-Term Capital Gains
               Long-Term Capital Gains    and/or Ordinary Income
                           (per share)               (per share)

NMY                                 --                   $0.0074
NZR                            $0.0327                   $0.0016
NPV                            $0.0863                   $0.0007
NGB                            $0.0977                   $0.0069
NNB                            $0.0570                   $0.0029

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's common share NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's common share NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of May 31, 2008, all of the Funds in this report had positive UNII balances for tax purposes. NMY, NWI, NPV and NGB had positive UNII balances and NFM, NZR and NNB had negative UNII balances for financial statement purposes.

As of May 31, 2008, the Funds' common share prices were trading at premiums or discounts to their common share NAVs as shown in the accompanying chart:

                              5/31/08      Twelve-Month Average
                     Premium/Discount          Premium/Discount

NMY                            -7.68%                    -8.20%
NFM                            +0.50%                    -2.66%
NZR                            -0.28%                    -4.38%
NWI                            -7.20%                    -8.06%
NPV                            -2.43%                    -4.93%
NGB                            +4.22%                    +0.20%
NNB                            +1.81%                    +0.09%

NMY
Performance
OVERVIEW


Nuveen Maryland Premium Income Municipal Fund
                               as of May 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              56%
AA                               18%
A                                11%
BBB                              12%
BB or Lower                       1%
N/R                               2%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Jun                           0.0515
Jul                           0.0515
Aug                           0.0515
Sep                           0.0515
Oct                           0.0495
Nov                           0.0495
Dec                           0.0495
Jan                           0.0495
Feb                           0.0495
Mar                           0.0495
Apr                           0.0495
May                           0.0495

Line Chart:
Common Share Price Performance -- Weekly Closing Price
6/01/07                       14.73
                              14.47
                              14.12
                              13.94
                              13.76
                              13.7
                              13.46
                              13.37
                              13.1984
                              13.42
                              13.3
                              12.95
                              13.2401
                              13.68
                              13.57
                              13.59
                              13.23
                              13.22
                              13.23
                              13.08
                              13.07
                              13.1399
                              13.14
                              12.8
                              12.42
                              12.48
                              12.71
                              12.94
                              12.76
                              12.46
                              12.63
                              13.18
                              13.47
                              13.31
                              13.42
                              13.48
                              13.53
                              12.75
                              12.7
                              12.25
                              12.67
                              12.46
                              12.48
                              12.685
                              12.9
                              12.8
                              12.8
                              12.83
                              12.92
                              12.82
                              12.78
                              12.92
                              13.1
5/31/08                       13.1


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.10
------------------------------------
Common Share
Net Asset Value               $14.19
------------------------------------
Premium/(Discount) to NAV     -7.68%
------------------------------------
Market Yield                   4.53%
------------------------------------
Taxable-Equivalent Yield(2)    6.62%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $150,994
------------------------------------
Average Effective Maturity
on Securities (Years)          15.79
------------------------------------
Leverage-Adjusted Duration     10.23
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -7.55%         1.63%
------------------------------------
5-Year         -0.19%         4.15%
------------------------------------
10-Year         3.98%         5.45%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         22.8%
------------------------------------
Health Care                    14.5%
------------------------------------
U.S. Guaranteed                14.3%
------------------------------------
Education and Civic
   Organizations               11.4%
------------------------------------
Tax Obligation/Limited         10.1%
------------------------------------
Housing/Multifamily             8.1%
------------------------------------
Housing/Single Family           5.0%
------------------------------------
Other                          13.8%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a net ordinary income distribution in December 2007 of $0.0074 per share.

NFM
Performance
OVERVIEW


Nuveen Maryland Dividend Advantage Municipal Fund
                               as of May 31, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              46%
AA                               14%
A                                16%
BBB                              16%
BB or Lower                       1%
N/R                               7%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share
Jun                           0.0585
Jul                           0.0585
Aug                           0.0585
Sep                           0.0585
Oct                           0.0585
Nov                           0.0585
Dec                           0.0585
Jan                           0.0585
Feb                           0.0585
Mar                           0.0585
Apr                           0.0585
May                           0.0585

Line Chart:
Common Share Price Performance -- Weekly Closing Price
6/01/07                       15.16
                              14.94
                              15
                              14.9
                              14.62
                              14.7199
                              14.51
                              14.42
                              14.3
                              14.68
                              14.3
                              13.5
                              13.78
                              13.9
                              14.38
                              14.06
                              13.8
                              14
                              13.8101
                              13.73
                              13.67
                              13.65
                              13.36
                              13.2401
                              13.07
                              13.14
                              13.017
                              13.35
                              13
                              13.01
                              13.13
                              13.76
                              13.89
                              14
                              13.96
                              13.95
                              13.936
                              13.74
                              13.33
                              12.65
                              13.13
                              13.11
                              13.85
                              14
                              14.1
                              13.72
                              13.6
                              13.9
                              13.95
                              14.03
                              14.25
                              13.91
                              14.19
5/31/08                       14.19


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.19
------------------------------------
Common Share
Net Asset Value               $14.12
------------------------------------
Premium/(Discount) to NAV      0.50%
------------------------------------
Market Yield                   4.95%
------------------------------------
Taxable-Equivalent Yield(2)    7.24%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $59,100
------------------------------------
Average Effective Maturity
on Securities (Years)          18.53
------------------------------------
Leverage-Adjusted Duration      9.90
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/23/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -2.31%         1.25%
------------------------------------
5-Year          2.94%         3.88%
------------------------------------
Since
Inception       4.68%         5.57%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Health Care                    20.9%
------------------------------------
Tax Obligation/General         15.1%
------------------------------------
U.S. Guaranteed                13.7%
------------------------------------
Housing/Multifamily            12.3%
------------------------------------
Tax Obligation/Limited         10.6%
------------------------------------
Education and Civic
   Organizations                8.3%
------------------------------------
Housing/Single Family           5.4%
------------------------------------
Other                          13.7%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NZR
Performance
OVERVIEW

Nuveen Maryland Dividend Advantage Municipal Fund 2
                               as of May 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              45%
AA                               22%
A                                12%
BBB                              14%
BB or Lower                       2%
N/R                               5%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Jun                           0.0585
Jul                           0.0585
Aug                           0.0585
Sep                           0.0585
Oct                           0.0585
Nov                           0.0585
Dec                           0.0585
Jan                           0.0585
Feb                           0.0585
Mar                           0.0585
Apr                           0.0585
May                           0.0585


Line Chart:
Common Share Price Performance -- Weekly Closing Price
6/01/07                       15.31
                              14.97
                              14.75
                              14.5
                              14.52
                              14.5
                              14.33
                              14.28
                              14.08
                              14.35
                              14.04
                              13.68
                              13.85
                              13.86
                              14.37
                              14.05
                              13.9
                              14.04
                              13.85
                              13.95
                              13.7
                              13.78
                              13.52
                              13.54
                              13.05
                              13.04
                              13.26
                              13.39
                              13.19
                              12.86
                              13.17
                              13.83
                              14.19
                              13.95
                              13.8001
                              13.8
                              13.99
                              13.24
                              13.43
                              12.73
                              13.26
                              12.94
                              13.03
                              13.11
                              13.355
                              13.49
                              13.31
                              13.75
                              14
                              14.05
                              13.98
                              14.21
                              14.25
5/31/08                       14.25

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.25
------------------------------------
Common Share
Net Asset Value               $14.29
------------------------------------
Premium/(Discount) to NAV     -0.28%
------------------------------------
Market Yield                   4.93%
------------------------------------
Taxable-Equivalent Yield(2)    7.21%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $59,921
------------------------------------
Average Effective Maturity
on Securities (Years)          17.42
------------------------------------
Leverage-Adjusted Duration      9.80
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -2.30%         1.54%
------------------------------------
5-Year          3.77%         3.75%
------------------------------------
Since
Inception       4.74%         5.58%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         18.7%
------------------------------------
Health Care                    17.0%
------------------------------------
U.S. Guaranteed                14.9%
------------------------------------
Tax Obligation/Limited         11.8%
------------------------------------
Education and Civic
   Organizations                9.7%
------------------------------------
Housing/Multifamily             6.2%
------------------------------------
Housing/Single Family           5.5%
------------------------------------
Transportation                  3.8%
------------------------------------
Other                          12.4%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2007 of $.0343 per share.

NWI
Performance
OVERVIEW

Nuveen Maryland Dividend Advantage Municipal Fund 3
                               as of May 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              40%
AA                               25%
A                                11%
BBB                              17%
BB or Lower                       2%
N/R                               5%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share
Jun                           0.0525
Jul                           0.0525
Aug                           0.0525
Sep                           0.0525
Oct                           0.0525
Nov                           0.0525
Dec                           0.0525
Jan                           0.0525
Feb                           0.0525
Mar                           0.0525
Apr                           0.0525
May                           0.0525


Line Chart:
Common Share Price Performance -- Weekly Closing Price
6/01/07                       14.6
                              14.51
                              13.76
                              13.57
                              13.56
                              13.61
                              13.29
                              13.16
                              13.39
                              13.3
                              13.2
                              12.79
                              12.86
                              13.39
                              13.52
                              13.44
                              13.04
                              13.4
                              13.09
                              13.06
                              12.9799
                              12.95
                              12.92
                              12.61
                              12.21
                              12.34
                              12.63
                              12.56
                              12.31
                              12.21
                              12.38
                              13.02
                              13.19
                              13.04
                              13.06
                              13.2
                              13.32
                              12.71
                              12.6
                              12.5099
                              12.7
                              12.29
                              12.65
                              12.69
                              12.76
                              12.62
                              12.72
                              12.7
                              12.9
                              12.88
                              13
                              13.14
                              13.01
5/31/08                       13.01


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.01
------------------------------------
Common Share
Net Asset Value               $14.02
------------------------------------
Premium/(Discount) to NAV     -7.20%
------------------------------------
Market Yield                   4.84%
------------------------------------
Taxable-Equivalent Yield(2)    7.08%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $75,205
------------------------------------
Average Effective Maturity
on Securities (Years)          17.57
------------------------------------
Leverage-Adjusted Duration     10.81
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -7.38%         1.24%
------------------------------------
5-Year          2.44%         3.83%
------------------------------------
Since
Inception       2.60%         4.65%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         20.7%
------------------------------------
Health Care                    17.2%
------------------------------------
Tax Obligation/General         14.4%
------------------------------------
U.S. Guaranteed                11.2%
------------------------------------
Housing/Multifamily             9.5%
------------------------------------
Education and Civic
   Organizations                8.0%
------------------------------------
Housing/Single Family           3.9%
------------------------------------
Water and Sewer                 3.6%
------------------------------------
Other                          11.5%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NPV
Performance
OVERVIEW


Nuveen Virginia Premium Income Municipal Fund
                               as of May 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              52%
AA                               25%
A                                 9%
BBB                               9%
BB or Lower                       1%
N/R                               4%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Jun                            0.053
Jul                            0.053
Aug                            0.053
Sep                            0.053
Oct                            0.053
Nov                            0.053
Dec                            0.053
Jan                            0.053
Feb                            0.053
Mar                            0.053
Apr                            0.053
May                            0.053


Line Chart:
Common Share Price Performance -- Weekly Closing Price
6/01/07                       15.25
                              14.91
                              14.6
                              14.62
                              14.6699
                              14.87
                              14.43
                              14.21
                              14.11
                              14.1
                              13.87
                              13.98
                              14.28
                              14.08
                              14.41
                              14.38
                              14.14
                              14.27
                              13.94
                              13.83
                              13.7
                              13.94
                              13.68
                              13.57
                              13.1199
                              13.38
                              13.29
                              13.43
                              13
                              13
                              13.17
                              13.83
                              13.93
                              13.88
                              13.8
                              14.07
                              14.1
                              13.24
                              13.33
                              12.95
                              13.4701
                              13.08
                              13
                              13.33
                              13.39
                              13.51
                              13.35
                              13.46
                              13.47
                              13.8
                              13.75
                              13.993
                              14.04
5/31/08                       14.04


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.04
------------------------------------
Common Share
Net Asset Value               $14.39
------------------------------------
Premium/(Discount) to NAV     -2.43%
------------------------------------
Market Yield                   4.53%
------------------------------------
Taxable-Equivalent Yield(2)    6.67%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $128,512
------------------------------------
Average Effective Maturity
on Securities (Years)          16.03
------------------------------------
Leverage-Adjusted Duration     10.45
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -2.94%         1.56%
------------------------------------
5-Year          0.82%         3.68%
------------------------------------
10-Year         4.09%         5.46%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         21.0%
------------------------------------
Health Care                    16.5%
------------------------------------
Tax Obligation/General         14.4%
------------------------------------
U.S. Guaranteed                11.6%
------------------------------------
Transportation                  7.0%
------------------------------------
Water and Sewer                 6.5%
------------------------------------
Housing/Single Family           5.3%
------------------------------------
Utilities                       4.8%
------------------------------------
Other                          12.9%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2007 of $.0870 per share.

NGB
Performance
OVERVIEW


Nuveen Virginia Dividend Advantage Municipal Fund
                               as of May 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              54%
AA                               17%
A                                 9%
BBB                               9%
BB or Lower                       1%
N/R                              10%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Jun                           0.0595
Jul                           0.0595
Aug                           0.0595
Sep                           0.0595
Oct                           0.0565
Nov                           0.0565
Dec                           0.0565
Jan                           0.0565
Feb                           0.0565
Mar                           0.0565
Apr                           0.0565
May                           0.0565


Line Chart:
Common Share Price Performance -- Weekly Closing Price
6/01/07                       17.52
                              17.15
                              17.04
                              16.6
                              16.45
                              15.99
                              15.289
                              15.2799
                              15.06
                              14.38
                              14.52
                              14.47
                              14.11
                              14.901
                              14.8678
                              15
                              14.21
                              14.252
                              14.29
                              14.1225
                              14.45
                              14.3
                              14.19
                              14.0799
                              13.95
                              13.51
                              13.4
                              13.8506
                              13.33
                              13.36
                              13.4
                              14.04
                              14.5
                              14.4801
                              14.67
                              14.32
                              14.082
                              13.45
                              13.42
                              13.23
                              13.2
                              13.41
                              13.3
                              13.5
                              13.67
                              14.09
                              14.5499
                              14.57
                              14.8
                              14.65
                              14.98
                              14.6804
                              14.81
5/31/08                       14.81


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.81
------------------------------------
Common Share
Net Asset Value               $14.21
------------------------------------
Premium/(Discount) to NAV      4.22%
------------------------------------
Market Yield                   4.58%
------------------------------------
Taxable-Equivalent Yield(2)    6.75%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $44,512
------------------------------------
Average Effective Maturity
on Securities (Years)          17.05
------------------------------------
Leverage-Adjusted Duration     10.85
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/26/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year        -10.58%         0.23%
------------------------------------
5-Year          2.13%         4.21%
------------------------------------
Since
Inception       5.24%         5.78%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                17.0%
------------------------------------
Transportation                 16.1%
------------------------------------
Tax Obligation/General         12.7%
------------------------------------
Tax Obligation/Limited         12.5%
------------------------------------
Health Care                    10.6%
------------------------------------
Long-Term Care                  7.9%
------------------------------------
Housing/Single Family           6.2%
------------------------------------
Water and Sewer                 4.7%
------------------------------------
Other                          12.3%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2007 of $0.1046 per share.

NNB
Performance
OVERVIEW


Nuveen Virginia Dividend Advantage Municipal Fund 2
                               as of May 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              51%
AA                               25%
A                                 7%
BBB                               7%
BB or Lower                       1%
N/R                               9%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Jun                           0.0595
Jul                           0.0595
Aug                           0.0595
Sep                           0.0595
Oct                           0.0595
Nov                           0.0595
Dec                           0.0595
Jan                           0.0595
Feb                           0.0595
Mar                           0.0595
Apr                           0.0595
May                           0.0595


Line Chart:
Common Share Price Performance -- Weekly Closing Price
6/01/07                       16.9
                              16.65
                              15.92
                              15.94
                              15.9
                              15.9
                              15.85
                              15.665
                              15.139
                              15.4699
                              15.5
                              15
                              14.9
                              14.69
                              15.1
                              14.6
                              14.7
                              14.4
                              14.46
                              14.41
                              14.6
                              14.56
                              14.59
                              14.2499
                              13.8999
                              13.9899
                              13.9
                              14.01
                              13.68
                              13.06
                              13.34
                              13.83
                              14.46
                              14.3299
                              14.44
                              14.52
                              14.65
                              13.68
                              13.8475
                              13.4
                              13.95
                              13.45
                              13.5
                              14.35
                              14.6
                              14.62
                              14.55
                              14.45
                              14.7
                              15
                              14.61
                              14.33
                              14.65
5/31/08                       14.65


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.65
------------------------------------
Common Share
Net Asset Value               $14.39
------------------------------------
Premium/(Discount) to NAV      1.81%
------------------------------------
Market Yield                   4.87%
------------------------------------
Taxable-Equivalent Yield(2)    7.17%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $82,472
------------------------------------
Average Effective Maturity
on Securities (Years)          16.94
------------------------------------
Leverage-Adjusted Duration      9.98
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -7.58%         0.63%
------------------------------------
5-Year          3.71%         3.80%
------------------------------------
Since
Inception       5.26%         5.96%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         17.9%
------------------------------------
Health Care                    15.9%
------------------------------------
Tax Obligation/Limited         13.1%
------------------------------------
Water and Sewer                12.1%
------------------------------------
U.S. Guaranteed                12.1%
------------------------------------
Housing/Single Family           8.9%
------------------------------------
Long-Term Care                  7.6%
------------------------------------
Other                          12.4%
------------------------------------


(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2007 of $0.0599 per share.

Report of
  INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM


THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 3
NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2



We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Maryland Premium Income Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen Virginia Premium Income Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund and Nuveen Virginia Dividend Advantage Municipal Fund 2 (the Funds) as of May 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Maryland Premium Income Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen Virginia Premium Income Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund and Nuveen Virginia Dividend Advantage Municipal Fund 2 at May 31, 2008, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
July 21, 2008

NMY
Nuveen Maryland Premium Income Municipal Fund
Portfolio of INVESTMENTS
                                                                    May 31, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 3.0% (2.0% OF TOTAL INVESTMENTS)

$       4,825   Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue       9/16 at 100.00         A-        $ 4,551,615
                 Bonds, Series 2006A, 5.250%, 9/01/39 - XLCA Insured
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 1.8% (1.2% OF TOTAL INVESTMENTS)

        2,885   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             5/12 at 100.00        BBB          2,749,809
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 17.1% (11.4% OF TOTAL INVESTMENTS)

        1,250   Frederick County, Maryland, Educational Facilities Revenue Bonds,      9/16 at 100.00       BBB-          1,215,375
                 Mount Saint Mary's College, Series 2006, 5.625%, 9/01/38

        1,000   Hartford County, Maryland, Economic Development Revenue Bonds,         4/14 at 100.00         A+          1,015,990
                 Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34

                Maryland Economic Development Corporation, Utility
                Infrastructure Revenue Bonds, University of Maryland - College
                Park, Series 2001:
          980    5.375%, 7/01/15 - AMBAC Insured                                       7/11 at 100.00        AAA          1,031,078
          980    5.375%, 7/01/16 - AMBAC Insured                                       7/11 at 100.00        AAA          1,031,078

                Maryland Health and Higher Educational Facilities Authority, Revenue
                Bonds, Bullis School, Series 2000:
          750    5.250%, 7/01/25 - FSA Insured                                         1/11 at 101.00        AAA            781,440
          500    5.250%, 7/01/30 - FSA Insured                                         1/11 at 101.00        AAA            518,320

        1,250   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00         A-          1,251,563
                 Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34

        1,500   Maryland Health and Higher Educational Facilities Authority,           7/08 at 101.00         AA          1,529,130
                 Revenue Refunding Bonds, Johns Hopkins University, Series 1997,
                 5.625%, 7/01/27

        1,365   Montgomery County Revenue Authority, Maryland, Lease Revenue           5/15 at 100.00         A1          1,440,252
                 Bonds, Montgomery College Arts Center Project, Series 2005A,
                 5.000%, 5/01/19

        9,445   Morgan State University, Maryland, Student Tuition and Fee Revenue       No Opt. Call        AAA         10,854,853
                 Refunding Bonds, Academic Fees and Auxiliary Facilities,
                 Series 1993, 6.100%, 7/01/20 - MBIA Insured

        1,685   University of Maryland, Auxiliary Facility and Tuition Revenue        10/16 at 100.00         AA          1,800,894
                 Bonds, Series 2006A, 5.000%, 10/01/22

                Westminster, Maryland, Educational Facilities Revenue Bonds,
                McDaniel College, Series 2006:
        2,735    5.000%, 11/01/31                                                     11/16 at 100.00       BBB+          2,593,929
          850    4.500%, 11/01/36                                                     11/16 at 100.00       BBB+            712,470

------------------------------------------------------------------------------------------------------------------------------------
       24,290   Total Education and Civic Organizations                                                                  25,776,372
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 21.8% (14.5% OF TOTAL INVESTMENTS)

        1,525   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00         A2          1,547,341
                 Revenue Bonds, Calvert Memorial Hospital, Series 2004,
                 5.500%, 7/01/36

        3,250   Maryland Health and Higher Educational Facilities Authority,           7/12 at 100.00       Baa1          3,285,068
                 Revenue Bonds, Carroll County General Hospital, Series 2002,
                 5.800%, 7/01/32

          400   Maryland Health and Higher Educational Facilities Authority,           7/16 at 100.00       Baa1            364,960
                 Revenue Bonds, Carroll Hospital Center, Series 2006,
                 5.000%, 7/01/40

        1,665   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00         AA          1,584,164
                 Revenue Bonds, Civista Medical Center, Series 2005,
                 5.000%, 7/01/37 - RAAI Insured


                                       21

NMY
Nuveen Maryland Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE (continued)

$       1,740   Maryland Health and Higher Educational Facilities Authority,           7/17 at 100.00       Baa2        $ 1,634,191
                 Revenue Bonds, Doctors Community Hospital, Series 2007A,
                 5.000%, 7/01/29

        1,400   Maryland Health and Higher Educational Facilities Authority,           7/12 at 100.00       Baa1          1,345,470
                 Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                 5.125%, 7/01/35

        1,500   Maryland Health and Higher Educational Facilities Authority,           7/11 at 100.00         A+          1,467,840
                 Revenue Bonds, Greater Baltimore Medical Center, Series 2001,
                 5.000%, 7/01/34 - MBIA Insured

        1,000   Maryland Health and Higher Educational Facilities Authority,           7/08 at 101.00        AAA          1,011,010
                 Revenue Bonds, Johns Hopkins Hospital, Howard County
                 General Hospital Acquisition, Series 1998, 5.000%, 7/01/19 -
                 MBIA Insured

        1,430   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00         AA          1,515,485
                 Revenue Bonds, Johns Hopkins Hospital, Series 2004,
                 Inverse 1003, 11.325%, 7/01/33 (IF)
        2,000   Maryland Health and Higher Educational Facilities Authority,           6/09 at 101.00         A+          2,043,700
                 Revenue Bonds, Kaiser Permanente System, Series 1998A,
                 5.375%, 7/01/15

        3,800   Maryland Health and Higher Educational Facilities Authority,           7/13 at 100.00       Baa3          3,650,052
                 Revenue Bonds, Kennedy Krieger Institute, Series 2003,
                 5.500%, 7/01/33

        1,175   Maryland Health and Higher Educational Facilities Authority,           7/17 at 100.00        AAA          1,219,262
                 Revenue Bonds, LifeBridge Health System, Series 2008,
                 5.000%, 7/01/28 - AGC Insured

        1,750   Maryland Health and Higher Educational Facilities Authority,           8/14 at 100.00         A-          1,781,238
                 Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24

                Maryland Health and Higher Educational Facilities Authority,
                Revenue Bonds, Mercy Medical Center Project, Series 2007A:
        1,010    5.000%, 7/01/37                                                       7/17 at 100.00        BBB            895,759
          670    5.500%, 7/01/42                                                       7/17 at 100.00        BBB            636,721

        1,700   Maryland Health and Higher Educational Facilities Authority,           7/16 at 100.00          A          1,677,186
                 Revenue Bonds, Peninsula Regional Medical Center,
                 Series 2006, 5.000%, 7/01/36

        3,250   Maryland Health and Higher Educational Facilities Authority,           7/12 at 100.00         A3          3,295,923
                 Revenue Bonds, Union Hospital of Cecil County, Series 2002,
                 5.625%, 7/01/32

        1,000   Maryland Health and Higher Educational Facilities Authority,           7/13 at 100.00        AAA          1,016,100
                 Revenue Bonds, University of Maryland Medical System,
                 Series 2004B, 5.000%, 7/01/24 - AMBAC Insured

        2,395   Maryland Health and Higher Educational Facilities Authority,           1/18 at 100.00       BBB-          2,331,796
                 Revenue Bonds, Washington County Hospital, Series 2008,
                 5.750%, 1/01/38

                Prince George's County, Maryland, Revenue Bonds, Dimensions
                Health Corporation, Series 1994:
          420    5.375%, 7/01/14                                                       7/08 at 100.00         B3            372,250
          295    5.300%, 7/01/24                                                       7/08 at 100.00         B3            227,973

------------------------------------------------------------------------------------------------------------------------------------
       33,375   Total Health Care                                                                                        32,903,489
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 12.1% (8.1% OF TOTAL INVESTMENTS)

        1,450   Maryland Community Development Administration,                         2/11 at 101.00        Aaa          1,487,294
                 FNMA Multifamily Development Revenue Bonds, Edgewater
                 Village Apartments, Series 2000B, 5.800%, 8/01/20
                 (Alternative Minimum Tax)

        2,500   Maryland Community Development Administration, Housing                 1/09 at 101.00        Aa2          2,430,025
                 Revenue Bonds, Series 1999A, 5.350%, 7/01/41
                 (Alternative Minimum Tax)

          880   Maryland Community Development Administration, Housing                 1/10 at 100.00        Aa2            891,704
                 Revenue Bonds, Series 1999B, 6.250%, 7/01/32
                 (Alternative Minimum Tax)

        1,000   Maryland Economic Development Corporation, Senior Lien                10/13 at 100.00         B2            900,060
                 Student Housing Revenue Bonds, University of Maryland -
                 Baltimore, Series 2003A, 5.625%, 10/01/23

        1,000   Maryland Economic Development Corporation, Student Housing             6/09 at 102.00       Baa3          1,025,280
                 Revenue Bonds, Collegiate Housing Foundation - Salisbury State
                 University, Series 1999A, 6.000%, 6/01/19

        1,145   Maryland Economic Development Corporation, Student Housing             6/16 at 100.00         A+          1,045,980
                 Revenue Refunding Bonds, University of Maryland College Park
                 Projects, Series 2006, 5.000%, 6/01/33 - CIFG Insured

        3,830   Montgomery County Housing Opportunities Commission, Maryland,          7/08 at 101.00        Aaa          3,847,082
                 FNMA/FHA-Insured Multifamily Housing Development Bonds,
                 Series 1998A, 5.200%, 7/01/30


                                       22

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$         360   Montgomery County Housing Opportunities Commission,                    7/08 at 100.00        Aa2        $   360,536
                 Maryland, GNMA/FHA-Insured Multifamily Housing Revenue
                 Bonds, Series 1995A, 5.900%, 7/01/15

        2,000   Montgomery County Housing Opportunities Commission,                    7/10 at 100.00        Aaa          2,040,980
                 Maryland, Multifamily Housing Development Bonds, Series 2000A,
                 6.100%, 7/01/30

          540   Prince George's County Housing Authority, Maryland, GNMA               9/09 at 102.00        AAA            549,131
                 Collateralized Mortgage Revenue Bonds, University Landing
                 Apartments, Series 1999, 6.100%, 3/20/41 (Alternative
                 Minimum Tax)

                Prince George's County Housing Authority, Maryland, GNMA
                Collateralized Mortgage Revenue Refunding Bonds, Overlook
                Apartments, Series 1995A:
        2,000    5.700%, 12/20/15                                                      6/08 at 100.00        AAA          2,002,700
        1,670    5.750%, 12/20/19                                                      6/08 at 100.00        AAA          1,671,670

------------------------------------------------------------------------------------------------------------------------------------
       18,375   Total Housing/Multifamily                                                                                18,252,442
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 7.5% (5.0% OF TOTAL INVESTMENTS)

          650   Maryland Community Development Administration Department of            3/17 at 100.00        Aa2            627,354
                 Housing and Community Development, Residential Revenue
                 Bonds, Series 2007H, 5.000%, 9/01/27
                 (Alternative Minimum Tax)

        1,195   Maryland Community Development Administration, Department              9/15 at 100.00        Aa2          1,146,172
                 of Housing and Community Development, Residential Revenue
                 Bonds, Series 2006F, 4.900%, 9/01/26 (Alternative Minimum Tax)

        4,100   Maryland Community Development Administration, Department              3/16 at 100.00        Aa2          3,920,542
                 of Housing and Community Development, Residential Revenue
                 Bonds, Series 2006I, 4.875%, 9/01/26 (Alternative Minimum Tax)

        1,630   Maryland Community Development Administration, Department              9/16 at 100.00        Aa2          1,532,934
                 of Housing and Community Development, Residential Revenue
                 Bonds, Series 2006L, 4.900%, 9/01/31 (Alternative Minimum Tax)

        1,200   Maryland Community Development Administration, Department              3/17 at 100.00        Aa2          1,080,660
                 of Housing and Community Development, Residential Revenue
                 Bonds, Series 2007D, 4.850%, 9/01/37 (Alternative Minimum Tax)

        2,330   Maryland Community Development Administration, Residential             9/14 at 100.00        Aa2          2,155,600
                 Revenue Bonds, Series 2005E, 4.900%, 9/01/36
                 (Alternative Minimum Tax)

          600   Maryland Community Development Administration, Residential             9/15 at 100.00        Aa2            569,448
                 Revenue Bonds, Series 2006B, 4.750%, 9/01/25
                 (Alternative Minimum Tax)

            5   Prince George's County Housing Authority, Maryland,                    8/10 at 100.00        AAA              5,055
                 FHLMC/FNMA/GNMA Collateralized Single Family Mortgage
                 Revenue Bonds, Series 2000A, 6.150%, 8/01/19
                 (Alternative Minimum Tax)

          320   Puerto Rico Housing Finance Authority, Mortgage-Backed                 6/13 at 100.00        AAA            300,496
                 Securities Program Home Mortgage Revenue Bonds, Series 2003A,
                 4.875%, 6/01/34 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       12,030   Total Housing/Single Family                                                                              11,338,261
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.3% (0.8% OF TOTAL INVESTMENTS)

        2,010   Maryland Economic Development Corporation, Solid Waste                 4/12 at 101.00        BBB          1,896,556
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002, 4.600%, 4/01/16 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 2.8% (1.9% OF TOTAL INVESTMENTS)

        2,455   Baltimore County, Maryland, Revenue Bonds, Oak Crest Village,          1/17 at 100.00       BBB+          2,269,058
                 Series 2007A, 5.000%, 1/01/37

        1,000   Carroll County, Maryland, Revenue Refunding Bonds, EMA                 1/09 at 101.00         AA          1,013,690
                 Obligated Group, Series 1999A, 5.625%, 1/01/25 - RAAI Insured

        1,065   Maryland Health and Higher Educational Facilities Authority,           7/17 at 100.00       BBB+            928,424
                 Revenue Bonds, Mercy Ridge Retirement Community,
                 Series 2007, 4.750%, 7/01/34

------------------------------------------------------------------------------------------------------------------------------------
        4,520   Total Long-Term Care                                                                                      4,211,172
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 34.2% (22.8% OF TOTAL INVESTMENTS)

        2,030   Anne Arundel County, Maryland, General Obligation Bonds,               4/14 at 100.00        AAA          2,201,657
                 Series 2004, 5.000%, 4/01/16

                Anne Arundel County, Maryland, General Obligation Bonds,
                Series 2006:
        1,310    5.000%, 3/01/21                                                       3/16 at 100.00        AAA          1,399,932
        1,000    5.000%, 3/01/21                                                       3/16 at 100.00        AAA          1,068,650

          685   Anne Arundel County, Maryland, Water and Sewer Revenue Bonds,          3/16 at 100.00        AAA            753,425
                 Series 2006, 5.000%, 3/01/17


                                       23

NMY
Nuveen Maryland Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Baltimore County, Maryland, Metropolitan District Special Assessment
                Bonds, 67th Issue:
$       2,500    5.000%, 6/01/25                                                       6/11 at 101.00        AAA        $ 2,583,375
        3,500    5.000%, 6/01/26                                                       6/11 at 101.00        AAA          3,599,540

        1,000   Baltimore, Maryland, Consolidated General Obligation Public              No Opt. Call        AA-          1,018,890
                 Improvement Bonds, Series 1989B, 7.150%, 10/15/08

        1,540   Baltimore, Maryland, General Obligation Consolidated Public           10/14 at 100.00        AAA          1,620,080
                 Improvement Bonds, Series 2004A, 5.000%, 10/15/22 -
                 AMBAC Insured

          700   Carroll County, Maryland, Consolidated Public Improvement Bonds,      12/15 at 100.00         AA            773,374
                 Series 2005A, 5.000%, 12/01/16

                Charles County, Maryland, Consolidated General Obligation Public
                Improvement Bonds, Series 2006:
        2,185    5.000%, 3/01/14                                                         No Opt. Call         AA          2,398,846
          820    5.000%, 3/01/16                                                         No Opt. Call         AA            909,306

        1,500   Frederick County, Maryland, General Obligation Public Facilities         No Opt. Call         AA          1,656,795
                 Bonds, Series 2006, 5.000%, 11/01/20

                Howard County, Maryland, Consolidated Public Improvement
                Bonds, Series 2004B:
        1,625    5.000%, 8/15/17                                                       2/14 at 100.00        AAA          1,758,348
        1,180    5.000%, 8/15/19                                                       2/14 at 100.00        AAA          1,270,801

        1,725   Howard County, Maryland, Metropolitan District Refunding Bonds,        2/12 at 100.00        AAA          1,829,345
                 Series 2002A, 5.250%, 8/15/18

        1,190   Maryland National Capital Park Planning Commission,                    1/14 at 100.00        AA+          1,283,403
                 Prince George's County, General Obligation Bonds, Park
                 Acquisition and Development, Series 2004EE-2, 5.000%, 1/15/17

        3,000   Montgomery County, Maryland, Consolidated General Obligation             No Opt. Call        AAA          3,325,830
                 Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15

        3,520   Montgomery County, Maryland, Consolidated General Obligation             No Opt. Call        AAA          3,915,789
                 Public Improvement Bonds, Series 2006, 5.000%, 5/01/16

                Montgomery County, Maryland, Consolidated General Obligation
                Public Improvement Refunding Bonds, Series 2001:
        1,750    5.250%, 10/01/13                                                     10/11 at 101.00        AAA          1,887,165
        2,000    5.250%, 10/01/18                                                     10/11 at 101.00        AAA          2,137,800

        2,000   Prince George's County, Maryland, General Obligation Consolidated      9/12 at 101.00        AAA          2,030,520
                 Public Improvement Bonds, Series 2002, 4.100%, 9/15/19

        5,770   Prince George's County, Maryland, General Obligation Consolidated     10/13 at 100.00        AAA          6,117,007
                 Public Improvement Bonds, Series 2003A, 5.000%, 10/01/18

                Washington Suburban Sanitary District, Montgomery and Prince
                George's Counties, Maryland, Sewerage Disposal Bonds, Series 2005:
        2,000    5.000%, 6/01/16                                                       6/15 at 100.00        AAA          2,201,200
        1,235    5.000%, 6/01/23                                                       6/15 at 100.00        AAA          1,303,604
        1,235    5.000%, 6/01/24                                                       6/15 at 100.00        AAA          1,298,998
        1,235    5.000%, 6/01/25                                                       6/15 at 100.00        AAA          1,295,169

------------------------------------------------------------------------------------------------------------------------------------
       48,235   Total Tax Obligation/General                                                                             51,638,849
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 15.2% (10.1% OF TOTAL INVESTMENTS)

          300   Baltimore, Maryland, Special Obligation Bonds, North Locust            9/15 at 101.00        N/R            265,332
                 Point Project, Series 2005, 5.500%, 9/01/34

          340   Frederick County, Maryland, Lake Linganore Village Community           7/10 at 102.00         AA            348,456
                 Development Special Obligation Bonds, Series 2001A,
                 5.700%, 7/01/29 - RAAI Insured

          900   Hyattsville, Maryland, Special Obligation Bonds, University            7/14 at 102.00        N/R            827,802
                 Town Center Project, Series 2004, 5.750%, 7/01/34

                Maryland Department of Transportation, Certificates of Participation,
                Mass Transit
                Administration Project, Series 2000:
          875    5.500%, 10/15/19 (Alternative Minimum Tax)                           10/10 at 101.00        AA+            910,560
          925    5.500%, 10/15/20 (Alternative Minimum Tax)                           10/10 at 101.00        AA+            958,374

        4,250   Maryland Department of Transportation, Consolidated Transportation       No Opt. Call        AAA          4,846,317
                 Revenue Bonds, Series 2002, 5.500%, 2/01/16


                                       24

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,875   Maryland Economic Development Corporation, Lease Revenue               6/12 at 100.50        AA+        $ 2,007,975
                 Bonds, Department of Transportation Headquarters Building,
                 Series 2002, 5.375%, 6/01/19

        1,700   Maryland Stadium Authority, Lease Revenue Bonds, Montgomery            6/13 at 100.00        AA+          1,774,919
                 County Conference Center Facilities, Series 2003, 5.000%, 6/15/24

        1,000   Montgomery County, Maryland, Lease Revenue Bonds, Metrorail            6/12 at 100.00         AA          1,049,280
                 Garage, Series 2002, 5.000%, 6/01/21

          675   Montgomery County, Maryland, Special Obligation Bonds, West            7/12 at 101.00         AA            691,241
                 Germantown Development District, Senior Series 2002A,
                 5.500%, 7/01/27 - RAAI Insured

          635   New Baltimore City Board of School Commissioners, Maryland,           11/10 at 100.00        AA+            668,255
                 School System Revenue Bonds, Series 2000, 5.125%, 11/01/15

                Puerto Rico Highway and Transportation Authority, Highway
                Revenue Bonds, Series 2007N:
        1,000    5.500%, 7/01/29 - AMBAC Insured                                         No Opt. Call        AAA          1,082,420
        2,500    5.250%, 7/01/31 - AMBAC Insured                                         No Opt. Call        AAA          2,637,875
        1,000    5.250%, 7/01/33 - MBIA Insured                                          No Opt. Call        AAA          1,057,640

        2,100   Puerto Rico Municipal Finance Agency, Series 2002A,                    8/12 at 100.00        AAA          2,208,003
                 5.250%, 8/01/21 - FSA Insured

        1,500   Puerto Rico, Highway Revenue Bonds, Highway and Transportation           No Opt. Call        AAA          1,607,385
                 Authority, Series 2003AA, 5.500%, 7/01/19 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       21,575   Total Tax Obligation/Limited                                                                             22,941,834
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 4.6% (3.1% OF TOTAL INVESTMENTS)

        1,060   Baltimore, Maryland, Revenue Refunding Bonds, Parking System             No Opt. Call         A2          1,145,807
                 Facilities, Series 1998A, 5.250%, 7/01/17 - FGIC Insured

        4,335   Maryland Transportation Authority, Revenue Bonds, Transportation       7/17 at 100.00        AAA          4,511,456
                 Facilities Projects, Series 2007, 5.000%, 7/01/30 - FSA Insured (UB)

        2,075   Puerto Rico Ports Authority, Special Facilities Revenue Bonds,         6/08 at 100.00       CCC+          1,336,487
                 American Airlines Inc., Series 1996A, 6.250%, 6/01/26
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,470   Total Transportation                                                                                      6,993,750
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 21.4% (14.3% OF TOTAL INVESTMENTS) (4)

        2,000   Baltimore, Maryland, Revenue Refunding Bonds, Water Projects,            No Opt. Call     AA (4)          2,118,960
                 Series 1998A, 5.000%, 7/01/28 - FGIC Insured (ETM)

        2,000   Baltimore, Maryland, Revenue Refunding Bonds, Water System               No Opt. Call     AA (4)          2,154,760
                 Projects, Series 1994A, 5.000%, 7/01/24 - FGIC Insured (ETM)

        1,245   Baltimore, Maryland, Wastewater Project Revenue Bonds,                 7/16 at 100.00        Aaa          1,380,581
                 Series 2006C, 5.000%, 7/01/31 (Pre-refunded 7/01/16) -
                 AMBAC Insured

                Frederick County, Maryland, Educational Facilities Revenue Bonds,
                Mount St. Mary's College, Series 2001A:
          200    5.750%, 9/01/25 (Pre-refunded 3/01/10)                                3/10 at 101.00   BBB- (4)            213,528
          200    5.800%, 9/01/30 (Pre-refunded 3/01/10)                                3/10 at 101.00   BBB- (4)            213,700

        3,000   Frederick County, Maryland, General Obligation Public Facilities       7/09 at 101.00        AAA          3,134,700
                 Bonds, Series 1999, 5.250%, 7/01/18 (Pre-refunded 7/01/09)

          275   Frederick County, Maryland, Lake Linganore Village Community           7/10 at 102.00     AA (4)            298,969
                 Development Special Obligation Bonds, Series 2001A,
                 5.700%, 7/01/29 (Pre-refunded 7/01/10) - RAAI Insured

        2,255   Gaithersburg, Maryland, Hospital Facilities Revenue Refunding and        No Opt. Call        AAA          2,455,064
                 Improvement Bonds, Shady Grove Adventist Hospital, Series 1995,
                 6.500%, 9/01/12 - FSA Insured (ETM)

          575   Howard County, Maryland, Consolidated Public Improvement               2/12 at 100.00        AAA            622,265
                 Refunding Bonds, Series 2002A, 5.250%, 8/15/18
                 (Pre-refunded 2/15/12)

                Maryland Economic Development Corporation, Health and Mental
                Hygiene Providers Revenue Bonds, Series 1996A:
          870    7.625%, 4/01/21 (Pre-refunded 4/01/11)                                4/11 at 102.00    N/R (4)            987,894
          660    7.625%, 4/01/21 (Pre-refunded 4/01/11)                                4/11 at 102.00    N/R (4)            749,437


                                       25

NMY
Nuveen Maryland Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       2,250   Maryland Economic Development Corporation, Student Housing             6/09 at 102.00   Baa2 (4)        $ 2,375,483
                 Revenue Bonds, Collegiate Housing Foundation - College Park,
                 Series 1999A, 5.750%, 6/01/24 (Pre-refunded 6/01/09)

        3,200   Maryland Health and Higher Educational Facilities Authority,             No Opt. Call        AAA          3,449,536
                 Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 -
                 AMBAC Insured (ETM)

        3,125   Maryland Health and Higher Educational Facilities Authority,           7/08 at 100.00        Aaa          3,192,750
                 Revenue Bonds, Howard County General Hospital, Series 1993,
                 5.500%, 7/01/25 (ETM)

        2,040   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00      A (4)          2,231,352
                 Revenue Bonds, LifeBridge Health System, Series 2004A,
                 5.125%, 7/01/34 (Pre-refunded 7/01/14)

        1,500   Maryland Health and Higher Educational Facilities Authority,           7/12 at 100.00      A (4)          1,662,960
                 Revenue Bonds, University of Maryland Medical System,
                 Series 2002, 6.000%, 7/01/22 (Pre-refunded 7/01/12)

          210   Maryland Transportation Authority, Revenue Refunding Bonds,              No Opt. Call        AAA            240,496
                 Transportation Facilities Projects, First Series 1978,
                 6.800%, 7/01/16 (ETM)

        1,000   Puerto Rico Infrastructure Financing Authority, Special Obligation    10/10 at 101.00        AAA          1,048,370
                 Bonds, Series 2000A, 5.500%, 10/01/20

        1,000   Puerto Rico, Highway Revenue Bonds, Highway and Transportation         7/16 at 100.00        Aaa          1,150,780
                 Authority, Series 1996Y, 5.500%, 7/01/36 (Pre-refunded 7/01/16)

          385   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             7/10 at 100.00        AAA            402,348
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded 7/01/10)

        2,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes         10/10 at 101.00   BBB+ (4)          2,205,740
                 Loan Note, Series 1999A, 6.500%, 10/01/24
                 (Pre-refunded 10/01/10)

------------------------------------------------------------------------------------------------------------------------------------
       29,990   Total U.S. Guaranteed                                                                                    32,289,673
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 4.0% (2.6% OF TOTAL INVESTMENTS)

        2,500   Maryland Energy Financing Administration, Revenue Bonds,               7/08 at 100.00        N/R          2,494,125
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)

        3,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,             7/14 at 100.00         A3          3,485,860
                 Series 2004PP, 5.000%, 7/01/22 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,000   Total Utilities                                                                                           5,979,985
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 3.3% (2.2% OF TOTAL INVESTMENTS)

        1,045   Baltimore, Maryland, Revenue Refunding Bonds, Water System               No Opt. Call         AA          1,100,636
                 Projects, Series 1994A, 5.000%, 7/01/24 - FGIC Insured

        1,655   Baltimore, Maryland, Wastewater Project Revenue Bonds,                 7/16 at 100.00        Aaa          1,716,185
                 Series 2006C, 5.000%, 7/01/31 - AMBAC Insured

        1,260   Baltimore, Maryland, Wastewater Project Revenue Bonds,                 7/17 at 100.00        AAA          1,276,481
                 Series 2007D, 5.000%, 7/01/32 - AMBAC Insured


                                       26

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$         860   Maryland Water Quality Financing Administration, Revolving               No Opt. Call        AAA        $   954,161
                 Loan Fund Revenue Bonds, Series 2005A, 5.000%, 9/01/15

------------------------------------------------------------------------------------------------------------------------------------
        4,820   Total Water and Sewer                                                                                     5,047,463
------------------------------------------------------------------------------------------------------------------------------------
$     220,400   Total Investments (cost $223,871,270) - 150.1%                                                          226,571,270
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (2.2)%                                                                       (3,250,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.5%                                                                      6,772,689
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.4)% (5)                                                    (79,100,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $150,993,959
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of total investments is (34.9)%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NFM
Nuveen Maryland Dividend Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                                    May 31, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER DISCRETIONARY - 4.7% (3.1% OF TOTAL INVESTMENTS)

$       2,115   Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue       9/16 at 100.00         A-        $ 1,995,164
                 Bonds, Series 2006A, 5.250%, 9/01/39 - XLCA Insured

          310   Baltimore, Maryland, Subordinate Lien Convention Center Hotel          9/16 at 100.00        Ba1            286,322
                 Revenue Bonds, Series 2006B, 5.875%, 9/01/39

          650   Maryland Economic Development Corporation, Revenue Bonds,             12/16 at 100.00        N/R            506,415
                 Chesapeake Bay Hyatt Conference Center, Series 2006A,
                 5.000%, 12/01/31

------------------------------------------------------------------------------------------------------------------------------------
        3,075   Total Consumer Discretionary                                                                              2,787,901
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 2.3% (1.5% OF TOTAL INVESTMENTS)

        1,440   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             5/12 at 100.00        BBB          1,372,522
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 12.7% (8.3% OF TOTAL INVESTMENTS)

          645   Hartford County, Maryland, Economic Development Revenue Bonds,         4/14 at 100.00         A+            655,314
                 Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34

          980   Maryland Economic Development Corporation, Utility Infrastructure      7/11 at 100.00        AAA          1,000,306
                 Revenue Bonds, University of Maryland - College Park,
                 Series 2001, 5.000%, 7/01/19 - AMBAC Insured

        1,500   Maryland Health and Higher Educational Facilities Authority,           7/08 at 102.00       BBB-          1,505,580
                 Educational Facilities Leasehold Mortgage Revenue Bonds,
                 McLean School, Series 2001, 6.000%, 7/01/31

          500   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00         A-            500,625
                 Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34

          565   Maryland Health and Higher Educational Facilities Authority,           6/17 at 100.00       Baa1            524,874
                 Revenue Bonds, Maryland Institute College of Art, Series 2007,
                 5.000%, 6/01/36

          475   Maryland Industrial Development Financing Authority, Revenue           5/15 at 100.00        N/R            476,435
                 Bonds, Our Lady of Good Counsel High School, Series 2005A,
                 6.000%, 5/01/35

          615   Montgomery County Revenue Authority, Maryland, Lease Revenue           5/15 at 100.00         A1            645,276
                 Bonds, Montgomery College Arts Center Project, Series 2005A,
                 5.000%, 5/01/20

                Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
                Control Facilities Financing Authority, Higher Education Revenue Bonds,
                Ana G. Mendez University System, Series 1999:
          215    5.375%, 2/01/19                                                       2/09 at 101.00       BBB-            215,671
          410    5.375%, 2/01/29                                                       2/09 at 101.00       BBB-            392,227

          800   University of Maryland, Auxiliary Facility and Tuition Revenue        10/16 at 100.00         AA            855,024
                 Bonds, Series 2006A, 5.000%, 10/01/22

          900   Westminster, Maryland, Educational Facilities Revenue Bonds,          11/16 at 100.00       BBB+            754,380
                 McDaniel College, Series 2006, 4.500%, 11/01/36

------------------------------------------------------------------------------------------------------------------------------------
        7,605   Total Education and Civic Organizations                                                                   7,525,712
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 32.0% (20.9% OF TOTAL INVESTMENTS)

        1,325   Maryland Health and Higher Education Facilities Authority,             7/16 at 100.00          A          1,307,219
                 Revenue Bonds, University of Maryland Medical System,
                 Series 2006, 5.000%, 7/01/36

        1,000   Maryland Health and Higher Educational Facilities Authority,           7/08 at 101.00        AAA          1,010,960
                 Revenue Bonds, Anne Arundel Medical Center, Series 1998,
                 5.125%, 7/01/28 - FSA Insured


                                       28

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE (continued)

$       1,000   Maryland Health and Higher Educational Facilities Authority,           7/08 at 102.00         A2        $ 1,000,050
                 Revenue Bonds, Calvert Memorial Hospital, Series 1998,
                 5.000%, 7/01/28

        1,000   Maryland Health and Higher Educational Facilities Authority,           7/12 at 100.00       Baa1          1,029,800
                 Revenue Bonds, Carroll County General Hospital, Series 2002,
                 6.000%, 7/01/26

          400   Maryland Health and Higher Educational Facilities Authority,           7/16 at 100.00       Baa1            364,960
                 Revenue Bonds, Carroll Hospital Center, Series 2006,
                 5.000%, 7/01/40

          750   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00         AA            713,588
                 Revenue Bonds, Civista Medical Center, Series 2005,
                 5.000%, 7/01/37 - RAAI Insured

          710   Maryland Health and Higher Educational Facilities Authority,           7/17 at 100.00       Baa2            666,825
                 Revenue Bonds, Doctors Community Hospital, Series 2007A,
                 5.000%, 7/01/29

          500   Maryland Health and Higher Educational Facilities Authority,           7/12 at 100.00       Baa1            480,525
                 Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                 5.125%, 7/01/35

          650   Maryland Health and Higher Educational Facilities Authority,           7/11 at 100.00         A+            636,064
                 Revenue Bonds, Greater Baltimore Medical Center, Series 2001,
                 5.000%, 7/01/34 - MBIA Insured

        1,250   Maryland Health and Higher Educational Facilities Authority,           5/11 at 100.00         A+          1,271,613
                 Revenue Bonds, Johns Hopkins Hospital, Series 2001,
                 5.000%, 5/15/21

          585   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00         AA            619,971
                 Revenue Bonds, Johns Hopkins Hospital, Series 2004,
                 Inverse 1003, 11.325%, 7/01/33 (IF)

        2,225   Maryland Health and Higher Educational Facilities Authority,           6/09 at 101.00         A+          2,273,615
                 Revenue Bonds, Kaiser Permanente System, Series 1998A,
                 5.375%, 7/01/15

        1,000   Maryland Health and Higher Educational Facilities Authority,           7/13 at 100.00       Baa3            960,540
                 Revenue Bonds, Kennedy Krieger Institute, Series 2003,
                 5.500%, 7/01/33

          485   Maryland Health and Higher Educational Facilities Authority,           7/17 at 100.00        AAA            503,270
                 Revenue Bonds, LifeBridge Health System, Series 2008,
                 5.000%, 7/01/28 - AGC Insured

          700   Maryland Health and Higher Educational Facilities Authority,           8/14 at 100.00         A-            712,495
                 Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24

                Maryland Health and Higher Educational Facilities Authority,
                Revenue Bonds, Mercy Medical Center Project, Series 2007A:
          415    5.000%, 7/01/37                                                       7/17 at 100.00        BBB            368,059
          270    5.500%, 7/01/42                                                       7/17 at 100.00        BBB            256,589

        1,000   Maryland Health and Higher Educational Facilities Authority,           7/11 at 100.00        BBB          1,000,640
                 Revenue Bonds, Mercy Medical Center, Series 2001,
                 5.625%, 7/01/31

          700   Maryland Health and Higher Educational Facilities Authority,           7/16 at 100.00          A            690,606
                 Revenue Bonds, Peninsula Regional Medical Center,
                 Series 2006, 5.000%, 7/01/36

        1,000   Maryland Health and Higher Educational Facilities Authority,           7/15 at 100.00         A3            964,730
                 Revenue Bonds, Union Hospital of Cecil County, Series 2005,
                 5.000%, 7/01/35

          980   Maryland Health and Higher Educational Facilities Authority,           1/18 at 100.00       BBB-            954,138
                 Revenue Bonds, Washington County Hospital, Series 2008,
                 5.750%, 1/01/38

          570   Maryland Health and Higher Educational Facilities Authority,           7/08 at 101.00         A3            571,556
                 Revenue Refunding Bonds, Union Hospital of Cecil County,
                 Series 1998, 5.100%, 7/01/22

          700   Prince George's County, Maryland, Revenue Bonds, Dimensions            7/08 at 100.00         B3            540,953
                 Health Corporation, Series 1994, 5.300%, 7/01/24

------------------------------------------------------------------------------------------------------------------------------------
       19,215   Total Health Care                                                                                        18,898,766
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 18.7% (12.3% OF TOTAL INVESTMENTS)

          750   Baltimore County, Maryland, GNMA Collateralized Revenue               10/08 at 102.00        AAA            753,795
                 Refunding Bonds, Cross Creek Apartments, Series 1998A,
                 5.250%, 10/20/33

        2,000   Maryland Community Development Administration, Housing Revenue         7/08 at 101.00        Aa2          2,001,840
                 Bonds, Series 1998A, 5.625%, 1/01/40 (Alternative Minimum Tax)


                                       29

NFM
Nuveen Maryland Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY (continued)

$       1,000   Maryland Community Development Administration, Multifamily            12/11 at 100.00        Aaa        $ 1,000,610
                 Housing Revenue Bonds, Princess Anne Apartments, Series 2001D,
                 5.450%, 12/15/33 (Alternative Minimum Tax)

                Maryland Economic Development Corporation, Senior Lien Student
                Housing Revenue Bonds, University of Maryland - Baltimore,
                Series 2003A:
          215    4.250%, 10/01/10                                                        No Opt. Call         B2            208,096
           50    5.000%, 10/01/15                                                     10/13 at 100.00         B2             46,349
          210    5.625%, 10/01/23                                                     10/13 at 100.00         B2            189,013

        1,800   Maryland Economic Development Corporation, Student Housing             7/11 at 101.00        N/R          1,671,444
                 Revenue Bonds, Sheppard Pratt University Village, Series 2001,
                 6.000%, 7/01/33 - ACA Insured

          475   Maryland Economic Development Corporation, Student Housing             6/16 at 100.00         A+            433,922
                 Revenue Refunding Bonds, University of Maryland College Park
                 Projects, Series 2006, 5.000%, 6/01/33 - CIFG Insured

          750   Montgomery County Housing Opportunities Commission,                    7/08 at 101.00        Aaa            743,355
                 Maryland, FNMA/FHA-Insured Multifamily Housing Development
                 Bonds, Series 1998A, 5.250%, 7/01/29 (Alternative Minimum Tax)

        2,000   Montgomery County Housing Opportunities Commission,                    7/10 at 100.00        Aaa          2,027,519
                 Maryland, Multifamily Housing Development Bonds, Series 2000B,
                 6.200%, 7/01/30 (Alternative Minimum Tax)

        2,000   Montgomery County Housing Opportunities Commission,                    7/11 at 100.00        Aaa          2,001,120
                 Maryland, Multifamily Housing Development Bonds, Series 2001A,
                 5.600%, 7/01/42 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       11,250   Total Housing/Multifamily                                                                                11,077,063
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 8.2% (5.4% OF TOTAL INVESTMENTS)

          250   Maryland Community Development Administration Department of            3/17 at 100.00        Aa2            241,290
                 Housing and Community Development, Residential Revenue Bonds,
                 Series 2007H, 5.000%, 9/01/27 (Alternative Minimum Tax)

          300   Maryland Community Development Administration, Department of           9/15 at 100.00        Aa2            287,742
                 Housing and Community Development, Residential Revenue Bonds,
                 Series 2006F, 4.900%, 9/01/26 (Alternative Minimum Tax)

        1,200   Maryland Community Development Administration, Department of           3/16 at 100.00        Aa2          1,147,476
                 Housing and Community Development, Residential Revenue Bonds,
                 Series 2006I, 4.875%, 9/01/26 (Alternative Minimum Tax)

          815   Maryland Community Development Administration, Department of           9/16 at 100.00        Aa2            766,467
                 Housing and Community Development, Residential Revenue Bonds,
                 Series 2006L, 4.900%, 9/01/31 (Alternative Minimum Tax)

          500   Maryland Community Development Administration, Department of           3/17 at 100.00        Aa2            450,275
                 Housing and Community Development, Residential Revenue Bonds,
                 Series 2007D, 4.850%, 9/01/37 (Alternative Minimum Tax)

          470   Maryland Community Development Administration, Residential             9/10 at 100.00        Aa2            475,983
                 Revenue Bonds, Series 2001B, 5.450%, 9/01/32
                 (Alternative Minimum Tax)

          970   Maryland Community Development Administration, Residential             9/14 at 100.00        Aa2            897,396
                 Revenue Bonds, Series 2005E, 4.900%, 9/01/36
                 (Alternative Minimum Tax)

          600   Maryland Community Development Administration, Residential             9/15 at 100.00        Aa2            569,448
                 Revenue Bonds, Series 2006B, 4.750%, 9/01/25
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        5,105   Total Housing/Single Family                                                                               4,836,077
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 2.4% (1.5% OF TOTAL INVESTMENTS)

          410   Maryland Economic Development Corporation, Solid Waste                 4/12 at 101.00        BBB            386,860
                 Disposal Revenue Bonds, Waste Management Inc., Series 2002,
                 4.600%, 4/01/16 (Alternative Minimum Tax)

        1,000   Northeast Maryland Waste Disposal Authority, Baltimore, Resource       1/09 at 101.00        BBB          1,002,150
                 Recovery Revenue Bonds, RESCO Retrofit Project, Series 1998,
                 4.750%, 1/01/12 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,410   Total Industrials                                                                                         1,389,010
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 3.5% (2.3% OF TOTAL INVESTMENTS)

          850   Baltimore County, Maryland, Revenue Bonds, Oak Crest Village,          1/17 at 100.00       BBB+            785,621
                 Series 2007A, 5.000%, 1/01/37

          300   Maryland Health and Higher Educational Facilities Authority,           7/16 at 100.00        N/R            278,190
                 Revenue Bonds, Edenwald, Series 2006A, 5.400%, 1/01/31

          720   Maryland Health and Higher Educational Facilities Authority,           1/17 at 100.00        N/R            625,061
                 Revenue Bonds, King Farm Presbyterian Community,
                 Series 2007A, 5.250%, 1/01/27


                                       30

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE (continued)

$         440   Maryland Health and Higher Educational Facilities Authority,           7/17 at 100.00       BBB+        $   383,574
                 Revenue Bonds, Mercy Ridge Retirement Community,
                 Series 2007, 4.750%, 7/01/34

------------------------------------------------------------------------------------------------------------------------------------
        2,310   Total Long-Term Care                                                                                      2,072,446
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 23.1% (15.1% OF TOTAL INVESTMENTS)

                Anne Arundel County, Maryland, General Obligation Bonds,
                Series 2006:
          730    5.000%, 3/01/21                                                       3/16 at 100.00        AAA            780,115
          565    5.000%, 3/01/21                                                       3/16 at 100.00        AAA            603,787

        3,500   Baltimore County, Maryland, Metropolitan District Special              6/11 at 101.00        AAA          3,588,198
                 Assessment Bonds, 67th Issue, 5.000%, 6/01/27

          300   Carroll County, Maryland, Consolidated Public Improvement Bonds,      12/15 at 100.00         AA            331,446
                 Series 2005A, 5.000%, 12/01/16

          500   Frederick County, Maryland, General Obligation Public Facilities         No Opt. Call         AA            552,265
                 Bonds, Series 2006, 5.000%, 11/01/20

                Frederick, Maryland, General Obligation Bonds, Series 2005:
          600    5.000%, 8/01/16 - MBIA Insured                                        8/15 at 100.00        AAA            658,398
          500    5.000%, 8/01/17 - MBIA Insured                                        8/15 at 100.00        AAA            538,945

        1,360   Howard County, Maryland, Consolidated Public Improvement               2/09 at 101.00        AAA          1,378,156
                 Bonds, Series 2001A, 4.750%, 2/15/21

        1,000   Maryland National Capital Park Planning Commission,                    1/14 at 100.00        AA+          1,078,490
                 Prince George's County, General Obligation Bonds, Park
                 Acquisition and Development, Series 2004EE-2,
                 5.000%, 1/15/17

        1,360   Montgomery County, Maryland, Consolidated General Obligation             No Opt. Call        AAA          1,512,918
                 Public Improvement Bonds, Series 2006, 5.000%, 5/01/16

          740   Ocean City, Maryland, General Obligation Bonds, Series 2001,           3/11 at 101.00         A1            762,607
                 4.875%, 3/01/19 - FGIC Insured

        1,000   Prince George's County, Maryland, General Obligation                  10/13 at 100.00        AAA          1,075,770
                 Consolidated Public Improvement Bonds, Series 2003A,
                 5.000%, 10/01/17

          700   Washington Suburban Sanitary District, Montgomery and                  6/15 at 100.00        AAA            770,420
                 Prince George's Counties, Maryland,Sewerage Disposal Bonds,
                 Series 2005, 5.000%, 6/01/16

------------------------------------------------------------------------------------------------------------------------------------
       12,855   Total Tax Obligation/General                                                                             13,631,515
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 16.1% (10.6% OF TOTAL INVESTMENTS)

          625   Annapolis, Maryland, Special Obligation Bonds, Park Place              1/15 at 101.00        N/R            541,188
                 Project, Series 2005A, 5.350%, 7/01/34

          465   Anne Arundel County, Maryland, Tax Increment Financing                   No Opt. Call        N/R            475,923
                 Revenue Bonds, Parole Town Center Project, Series 2002,
                 5.000%, 7/01/12

          350   Hyattsville, Maryland, Special Obligation Bonds, University            7/14 at 102.00        N/R            321,923
                 Town Center Project, Series 2004, 5.750%, 7/01/34

        1,500   Maryland Department of Transportation, Consolidated Transportation       No Opt. Call        AAA          1,710,465
                 Revenue Bonds, Series 2002, 5.500%, 2/01/16

        1,405   Maryland Economic Development Corporation, Lease Revenue               6/12 at 100.50        AA+          1,504,643
                 Bonds, Department of Transportation Headquarters Building,
                 Series 2002, 5.375%, 6/01/19

          370   Maryland Economic Development Corporation, Lease Revenue               9/12 at 100.00        AA+            398,986
                 Bonds, Montgomery County Town Square Parking Garage,
                 Series 2002A, 5.000%, 9/15/13

          740   Prince George's County, Maryland, Lease Revenue Bonds,                 6/13 at 100.00        AAA            799,851
                 Upper Marlboro Justice Center, Series 2003A, 5.000%, 6/30/14 -
                 MBIA Insured

          270   Prince George's County, Maryland, Special Obligation Bonds,            7/15 at 100.00        N/R            228,695
                 National Harbor Project, Series 2005, 5.200%, 7/01/34

          450   Prince George's County, Maryland, Special Tax District Bonds,          7/13 at 100.00        N/R            382,518
                 Victoria Falls Project, Series 2005, 5.250%, 7/01/35

        1,000   Puerto Rico Highway and Transportation Authority, Highway                No Opt. Call        AAA          1,055,150
                 Revenue Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured

          700   Puerto Rico, Highway Revenue Bonds, Highway and Transportation           No Opt. Call        AAA            750,113
                 Authority, Series 2003AA, 5.500%, 7/01/19 - MBIA Insured


                                       31

NFM
Nuveen Maryland Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,290   Virgin Islands Public Finance Authority, Gross Receipts Taxes         10/10 at 101.00       BBB+        $ 1,372,328
                 Loan Note, Series 1999A, 6.375%, 10/01/19

------------------------------------------------------------------------------------------------------------------------------------
        9,165   Total Tax Obligation/Limited                                                                              9,541,783
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 4.3% (2.8% OF TOTAL INVESTMENTS)

          650   Maryland Health and Higher Educational Facilities Authority,           7/11 at 100.00        AAA            658,684
                 Parking Facilities Revenue Bonds, Johns Hopkins Hospital,
                 Series 2001, 5.000%, 7/01/27 - AMBAC Insured

        1,785   Maryland Transportation Authority, Revenue Bonds, Transportation       7/17 at 100.00        AAA          1,857,658
                 Facilities Projects, Series 2007, 5.000%, 7/01/30 -
                 FSA Insured (UB)

------------------------------------------------------------------------------------------------------------------------------------
        2,435   Total Transportation                                                                                      2,516,342
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 21.0% (13.7% OF TOTAL INVESTMENTS) (4)

        1,015   Baltimore, Maryland, Revenue Refunding Bonds, Water Projects,            No Opt. Call     AA (4)          1,075,372
                 Series 1998A, 5.000%, 7/01/28 - FGIC Insured (ETM)

          215   Baltimore, Maryland, Wastewater Project Revenue Bonds,                 7/16 at 100.00        AAA            238,414
                 Series 2006C, 5.000%, 7/01/31 (Pre-refunded 7/01/16) -
                 AMBAC Insured

                Frederick County, Maryland, Educational Facilities Revenue Bonds,
                Mount St. Mary's College, Series 2001A:
          465    5.700%, 9/01/20 (Pre-refunded 3/01/10)                                3/10 at 101.00   BBB- (4)            496,057
          500    5.750%, 9/01/25 (Pre-refunded 3/01/10)                                3/10 at 101.00   BBB- (4)            533,820

          500   Maryland Health and Higher Educational Facilities Authority,           4/11 at 101.00    N/R (4)            555,255
                 Revenue Bonds, Collington Episcopal Life Care Community Inc.,
                 Series 2001A, 6.750%, 4/01/23 (Pre-refunded 4/01/11)

          585   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00      A (4)            639,873
                 Revenue Bonds, LifeBridge Health System, Series 2004A,
                 5.125%, 7/01/34 (Pre-refunded 7/01/14)

          625   Maryland Health and Higher Educational Facilities Authority,           6/11 at 100.00   Baa1 (4)            672,063
                 Revenue Bonds, Maryland Institute College of Art, Series 2001,
                 5.500%, 6/01/32 (Pre-refunded 6/01/11)

        2,000   Maryland Health and Higher Educational Facilities Authority,           7/11 at 100.00      A (4)          2,139,259
                 Revenue Bonds, University of Maryland Medical System,
                 Series 2001, 5.250%, 7/01/28 (Pre-refunded 7/01/11)

          775   Maryland Transportation Authority, Revenue Refunding Bonds,              No Opt. Call        AAA            887,546
                 Transportation Facilities Projects, First Series 1978,
                 6.800%, 7/01/16 (ETM)

                Puerto Rico Infrastructure Financing Authority, Special Obligation
                Bonds, Series 2000A:
        2,300    5.500%, 10/01/32                                                     10/10 at 101.00        AAA          2,395,472
        1,700    5.500%, 10/01/40                                                     10/10 at 101.00        AAA          1,767,473

          960   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             7/10 at 100.00        AAA          1,003,258
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded 7/01/10)

------------------------------------------------------------------------------------------------------------------------------------
       11,640   Total U.S. Guaranteed                                                                                    12,403,862
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 1.7% (1.1% OF TOTAL INVESTMENTS)

        1,000   Maryland Energy Financing Administration, Revenue Bonds,               7/08 at 100.00        N/R            997,650
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                                       32

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 2.1% (1.4% OF TOTAL INVESTMENTS)

$         285   Baltimore, Maryland, Wastewater Project Revenue Bonds,                 7/16 at 100.00        AAA        $   295,536
                 Series 2006C, 5.000%, 7/01/31 - AMBAC Insured

          540   Baltimore, Maryland, Wastewater Project Revenue Bonds,                 7/17 at 100.00        AAA            547,063
                 Series 2007D, 5.000%, 7/01/32 - AMBAC Insured

          355   Maryland Water Quality Financing Administration, Revolving Loan          No Opt. Call        AAA            393,869
                 Fund Revenue Bonds, Series 2005A, 5.000%, 9/01/15

------------------------------------------------------------------------------------------------------------------------------------
        1,180   Total Water and Sewer                                                                                     1,236,468
------------------------------------------------------------------------------------------------------------------------------------
$      89,685   Total Investments (cost $90,410,738) - 152.8%                                                            90,287,117
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (2.3)%                                                                       (1,338,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.6%                                                                      2,150,526
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.1)% (5)                                                    (32,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $59,099,643
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of total investments is (35.4)%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NZR
Nuveen Maryland Dividend Advantage Municipal Fund 2
Portfolio of INVESTMENTS
                                                                    May 31, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER DISCRETIONARY - 5.0% (3.3% OF TOTAL INVESTMENTS)

$       2,320   Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue       9/16 at 100.00         A-        $ 2,188,548
                 Bonds, Series 2006A, 5.250%, 9/01/39 - XLCA Insured

          310   Baltimore, Maryland, Subordinate Lien Convention Center Hotel          9/16 at 100.00        Ba1            286,322
                 Revenue Bonds, Series 2006B, 5.875%, 9/01/39

          650   Maryland Economic Development Corporation, Revenue Bonds,             12/16 at 100.00        N/R            506,415
                 Chesapeake Bay Hyatt Conference Center, Series 2006A,
                 5.000%, 12/01/31

------------------------------------------------------------------------------------------------------------------------------------
        3,280   Total Consumer Discretionary                                                                              2,981,285
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 2.3% (1.5% OF TOTAL INVESTMENTS)

          725   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             5/12 at 100.00        BBB            691,027
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

          800   Tobacco Settlement Financing Corporation, Virgin Islands,              5/11 at 100.00       Baa3            697,544
                 Tobacco Settlement Asset-Backed Bonds, Series 2001,
                 5.000%, 5/15/31

------------------------------------------------------------------------------------------------------------------------------------
        1,525   Total Consumer Staples                                                                                    1,388,571
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 14.8% (9.7% OF TOTAL INVESTMENTS)

        1,100   Anne Arundel County, Maryland, Economic Development Revenue            9/12 at 102.00         A3          1,128,589
                 Bonds, Community College Project, Series 2002, 5.125%, 9/01/22

          500   Frederick County, Maryland, Educational Facilities Revenue Bonds,      9/16 at 100.00       BBB-            486,150
                 Mount Saint Mary's College, Series 2006, 5.625%, 9/01/38

          645   Hartford County, Maryland, Economic Development Revenue Bonds,         4/14 at 100.00         A+            655,314
                 Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34

          250   Maryland Health and Higher Educational Facilities Authority,           7/08 at 102.00       BBB-            250,930
                 Educational Facilities Leasehold Mortgage Revenue Bonds,
                 McLean School, Series 2001, 6.000%, 7/01/31

          415   Maryland Health and Higher Educational Facilities Authority,           1/11 at 101.00        AAA            430,206
                 Revenue Bonds, Bullis School, Series 2000, 5.250%, 7/01/30 -
                 FSA Insured

          500   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00         A-            500,625
                 Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34

          565   Maryland Health and Higher Educational Facilities Authority,           6/17 at 100.00       Baa1            524,874
                 Revenue Bonds, Maryland Institute College of Art, Series 2007,
                 5.000%, 6/01/36

          500   Maryland Industrial Development Financing Authority, Revenue           5/15 at 100.00        N/R            501,510
                 Bonds, Our Lady of Good Counsel High School, Series 2005A,
                 6.000%, 5/01/35

          590   Montgomery County Revenue Authority, Maryland, Lease Revenue           5/15 at 100.00         A1            626,067
                 Bonds, Montgomery College Arts Center Project, Series 2005A,
                 5.000%, 5/01/18

          500   Morgan State University, Maryland, Student Tuition and Fee             7/12 at 100.00         A+            510,830
                 Revenue Bonds, Academic Fees and Auxiliary Facilities,
                 Series 2001, 4.900%, 7/01/21 - FGIC Insured

          500   Morgan State University, Maryland, Student Tuition and Fee             7/13 at 100.00         A+            517,090
                 Revenue Bonds, Academic Fees and Auxiliary Facilities,
                 Series 2003A, 5.000%, 7/01/20 - FGIC Insured

        1,140   University of Maryland, Auxiliary Facility and Tuition Revenue         4/11 at 100.00         AA          1,162,903
                 Bonds, Series 2001B, 4.500%, 4/01/19

          650   University of Maryland, Auxiliary Facility and Tuition Revenue        10/16 at 100.00         AA            694,707
                 Bonds, Series 2006A, 5.000%, 10/01/22


                                       34

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS (continued)

$         950   Westminster, Maryland, Educational Facilities Revenue Bonds,          11/16 at 100.00       BBB+        $   900,999
                 McDaniel College, Series 2006, 5.000%, 11/01/31

------------------------------------------------------------------------------------------------------------------------------------
        8,805   Total Education and Civic Organizations                                                                   8,890,794
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 25.9% (17.0% OF TOTAL INVESTMENTS)

        1,000   Maryland Health and Higher Educational Facilities Authority,           7/08 at 101.00        AAA          1,009,710
                 Revenue Bonds, Anne Arundel Medical Center, Series 1998,
                 5.125%, 7/01/33 - FSA Insured

          775   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00         A2            786,354
                 Revenue Bonds, Calvert Memorial Hospital, Series 2004,
                 5.500%, 7/01/36

        1,000   Maryland Health and Higher Educational Facilities Authority,           7/12 at 100.00       Baa1          1,029,800
                 Revenue Bonds, Carroll County General Hospital, Series 2002,
                 6.000%, 7/01/26

          750   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00         AA            713,588
                 Revenue Bonds, Civista Medical Center, Series 2005,
                 5.000%, 7/01/37 - RAAI Insured

          715   Maryland Health and Higher Educational Facilities Authority,           7/17 at 100.00       Baa2            671,521
                 Revenue Bonds, Doctors Community Hospital, Series 2007A,
                 5.000%, 7/01/29

          500   Maryland Health and Higher Educational Facilities Authority,           7/12 at 100.00       Baa1            480,525
                 Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                 5.125%, 7/01/35

          650   Maryland Health and Higher Educational Facilities Authority,           7/11 at 100.00         A+            636,064
                 Revenue Bonds, Greater Baltimore Medical Center, Series 2001,
                 5.000%, 7/01/34 - MBIA Insured

          585   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00         AA            619,971
                 Revenue Bonds, Johns Hopkins Hospital, Series 2004,
                 Inverse 1003, 11.325%, 7/01/33 (IF)

        1,000   Maryland Health and Higher Educational Facilities Authority,           7/13 at 100.00       Baa3            960,540
                 Revenue Bonds, Kennedy Krieger Institute, Series 2003,
                 5.500%, 7/01/33

          480   Maryland Health and Higher Educational Facilities Authority,           7/17 at 100.00        AAA            498,082
                 Revenue Bonds, LifeBridge Health System, Series 2008,
                 5.000%, 7/01/28 - AGC Insured

          700   Maryland Health and Higher Educational Facilities Authority,           8/14 at 100.00         A-            712,495
                 Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24

                Maryland Health and Higher Educational Facilities Authority,
                Revenue Bonds, Mercy Medical Center Project, Series 2007A:
          415    5.000%, 7/01/37                                                       7/17 at 100.00        BBB            368,059
          280    5.500%, 7/01/42                                                       7/17 at 100.00        BBB            266,092

        1,500   Maryland Health and Higher Educational Facilities Authority,           7/11 at 100.00        BBB          1,500,960
                 Revenue Bonds, Mercy Medical Center, Series 2001,
                 5.625%, 7/01/31

          700   Maryland Health and Higher Educational Facilities Authority,           7/16 at 100.00          A            690,606
                 Revenue Bonds, Peninsula Regional Medical Center,
                 Series 2006, 5.000%, 7/01/36

        1,500   Maryland Health and Higher Educational Facilities Authority,           7/15 at 100.00         A3          1,431,990
                 Revenue Bonds, Union Hospital of Cecil County, Series 2005,
                 5.000%, 7/01/40

          980   Maryland Health and Higher Educational Facilities Authority,           1/18 at 100.00       BBB-            954,138
                 Revenue Bonds, Washington County Hospital, Series 2008,
                 5.750%, 1/01/38

        1,610   Montgomery County, Maryland, Economic Development Revenue             12/11 at 100.00         AA          1,627,726
                 Bonds, Trinity Healthcare Group, Series 2001, 5.125%, 12/01/22

          700   Prince George's County, Maryland, Revenue Bonds, Dimensions            7/08 at 100.00         B3            540,953
                 Health Corporation, Series 1994, 5.300%, 7/01/24

------------------------------------------------------------------------------------------------------------------------------------
       15,840   Total Health Care                                                                                        15,499,174
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 9.4% (6.2% OF TOTAL INVESTMENTS)

           10   Maryland Community Development Administration, Insured                 5/11 at 100.00        Aa2             10,066
                 Multifamily Housing Mortgage Loan Revenue Bonds,
                 Series 2001A, 5.100%, 5/15/28

        3,145   Maryland Community Development Administration, Multifamily            12/11 at 100.00        Aaa          3,146,917
                 Development Revenue Bonds, Waters Towers Senior Apartments,
                 Series 2001F, 5.450%, 12/15/33 (Alternative Minimum Tax)


                                       35

NZR
Nuveen Maryland Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY (continued)

$       1,110   Maryland Community Development Administration, Multifamily            12/11 at 100.00        Aaa        $ 1,110,677
                 Housing Revenue Bonds, Princess Anne Apartments, Series 2001D,
                 5.450%, 12/15/33 (Alternative Minimum Tax)

        1,000   Maryland Economic Development Corporation, Senior Lien Student        10/13 at 100.00         B2            900,060
                 Housing Revenue Bonds, University of Maryland - Baltimore,
                 Series 2003A, 5.625%, 10/01/23

          520   Maryland Economic Development Corporation, Student Housing             6/16 at 100.00         A+            475,030
                 Revenue Refunding Bonds, University of Maryland College Park
                 Projects, Series 2006, 5.000%, 6/01/33 - CIFG Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,785   Total Housing/Multifamily                                                                                 5,642,750
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 8.4% (5.5% OF TOTAL INVESTMENTS)

          250   Maryland Community Development Administration Department of            3/17 at 100.00        Aa2            241,290
                 Housing and Community Development, Residential Revenue Bonds,
                 Series 2007H, 5.000%, 9/01/27 (Alternative Minimum Tax)

          300   Maryland Community Development Administration, Department of           9/15 at 100.00        Aa2            287,742
                 Housing and Community Development, Residential Revenue Bonds,
                 Series 2006F, 4.900%, 9/01/26 (Alternative Minimum Tax)

        1,000   Maryland Community Development Administration, Department of           3/16 at 100.00        Aa2            956,230
                 Housing and Community Development, Residential Revenue Bonds,
                 Series 2006I, 4.875%, 9/01/26 (Alternative Minimum Tax)

          815   Maryland Community Development Administration, Department of           9/16 at 100.00        Aa2            766,467
                 Housing and Community Development, Residential Revenue Bonds,
                 Series 2006L, 4.900%, 9/01/31 (Alternative Minimum Tax)

          500   Maryland Community Development Administration, Department of           3/17 at 100.00        Aa2            450,275
                 Housing and Community Development, Residential Revenue Bonds,
                 Series 2007D, 4.850%, 9/01/37 (Alternative Minimum Tax)

          845   Maryland Community Development Administration, Residential             9/10 at 100.00        Aa2            841,290
                 Revenue Bonds, Series 2001H, 5.350%, 9/01/32 (Alternative
                 Minimum Tax)

          970   Maryland Community Development Administration, Residential             9/14 at 100.00        Aa2            897,396
                 Revenue Bonds, Series 2005E, 4.900%, 9/01/36 (Alternative
                 Minimum Tax)

          600   Maryland Community Development Administration, Residential             9/15 at 100.00        Aa2            569,448
                 Revenue Bonds, Series 2006B, 4.750%, 9/01/25 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        5,280   Total Housing/Single Family                                                                               5,010,138
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 2.6% (1.7% OF TOTAL INVESTMENTS)

          410   Maryland Economic Development Corporation, Solid Waste                 4/12 at 101.00        BBB            386,860
                 Disposal Revenue Bonds, Waste Management Inc., Series 2002,
                 4.600%, 4/01/16 (Alternative Minimum Tax)

        1,150   Northeast Maryland Waste Disposal Authority, Baltimore, Resource       1/09 at 101.00        BBB          1,152,473
                 Recovery Revenue Bonds, RESCO Retrofit Project, Series 1998,
                 4.750%, 1/01/12 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,560   Total Industrials                                                                                         1,539,333
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 3.5% (2.3% OF TOTAL INVESTMENTS)

          860   Baltimore County, Maryland, Revenue Bonds, Oak Crest Village,          1/17 at 100.00       BBB+            794,864
                 Series 2007A, 5.000%, 1/01/37

          300   Maryland Health and Higher Educational Facilities Authority,           7/16 at 100.00        N/R            278,190
                 Revenue Bonds, Edenwald, Series 2006A, 5.400%, 1/01/31

                Maryland Health and Higher Educational Facilities Authority, Revenue
                Bonds, King Farm Presbyterian Community, Series 2007A:
          500    5.000%, 1/01/17                                                         No Opt. Call        N/R            480,240
          220    5.250%, 1/01/27                                                       1/17 at 100.00        N/R            190,991

          435   Maryland Health and Higher Educational Facilities Authority,           7/17 at 100.00       BBB+            379,216
                 Revenue Bonds, Mercy Ridge Retirement Community,
                 Series 2007, 4.750%, 7/01/34

------------------------------------------------------------------------------------------------------------------------------------
        2,315   Total Long-Term Care                                                                                      2,123,501
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 28.4% (18.7% OF TOTAL INVESTMENTS)

          750   Anne Arundel County, Maryland, General Obligation Bonds,               8/09 at 101.00        AAA            763,418
                 Consolidated Water and Sewerage, Series 1999,
                 4.500%, 8/01/19

                Anne Arundel County, Maryland, General Obligation Bonds,
                Series 2006:
          845    5.000%, 3/01/21                                                       3/16 at 100.00        AAA            903,009
          650    5.000%, 3/01/21                                                       3/16 at 100.00        AAA            694,623


                                       36

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$         750   Baltimore, Maryland, General Obligation Consolidated Public           10/14 at 100.00        AAA        $   789,000
                 Improvement Bonds, Series 2004A, 5.000%, 10/15/22 -
                 AMBAC Insured

          300   Carroll County, Maryland, Consolidated Public Improvement             12/15 at 100.00         AA            331,446
                 Bonds, Series 2005A, 5.000%, 12/01/16

                Cecil County, Maryland, Consolidated General Obligation Public
                Improvement Bonds, Series 2001B:
          975    4.600%, 8/01/18                                                       8/11 at 101.00        AA-          1,010,159
        1,020    4.600%, 8/01/19                                                       8/11 at 101.00        AA-          1,053,650

          750   Frederick County, Maryland, General Obligation Public Facilities         No Opt. Call         AA            828,398
                 Bonds, Series 2006, 5.000%, 11/01/20

                Frederick, Maryland, General Obligation Bonds, Series 2005:
          600    5.000%, 8/01/16 - MBIA Insured                                        8/15 at 100.00        AAA            658,398
          500    5.000%, 8/01/17 - MBIA Insured                                        8/15 at 100.00        AAA            538,945

          510   Frederick, Maryland, General Obligation Refunding and                 12/11 at 101.00        AA-            534,414
                 Improvement Bonds, Series 2001, 4.750%, 12/01/19

        1,000   Montgomery County, Maryland, Consolidated General Obligation             No Opt. Call        AAA          1,108,610
                 Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15

        4,730   Montgomery County, Maryland, Consolidated General Obligation          10/11 at 101.00        AAA          5,055,893
                 Public Improvement Refunding Bonds, Series 2001,
                 5.250%, 10/01/18

          770   Puerto Rico, General Obligation and Public Improvement Bonds,          7/11 at 100.00        AAA            789,512
                 Series 2001, 5.000%, 7/01/24 - FSA Insured

          800   Washington Suburban Sanitary District, Montgomery and                  6/15 at 100.00        AAA            880,480
                 Prince George's Counties, Maryland, Sewerage Disposal Bonds,
                 Series 2005, 5.000%, 6/01/16

        1,000   Washington Suburban Sanitary District, Montgomery and                  6/15 at 100.00        AAA          1,100,600
                 Prince George's Counties, Maryland, Water Supply Bonds,
                 Series 2005, 5.000%, 6/01/16

------------------------------------------------------------------------------------------------------------------------------------
       15,950   Total Tax Obligation/General                                                                             17,040,555
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 17.9% (11.8% OF TOTAL INVESTMENTS)

          625   Annapolis, Maryland, Special Obligation Bonds, Park Place              1/15 at 101.00        N/R            541,188
                 Project, Series 2005A, 5.350%, 7/01/34

          465   Anne Arundel County, Maryland, Tax Increment Financing Revenue           No Opt. Call        N/R            475,923
                 Bonds, Parole Town Center Project, Series 2002, 5.000%, 7/01/12

          530   Baltimore Board of School Commissioners, Maryland, Revenue             5/13 at 100.00        AA+            570,593
                 Bonds, City Public School System, Series 2003A, 5.000%, 5/01/15

                Baltimore County, Maryland, Certificates of Participation, Health
                and Social Services Building Project, Series 2001:
        1,580    5.000%, 8/01/20                                                       8/11 at 101.00        AA+          1,636,327
        1,660    5.000%, 8/01/21                                                       8/11 at 101.00        AA+          1,714,182

          110   Frederick County, Maryland, Lake Linganore Village Community           7/10 at 102.00         AA            112,736
                 Development Special Obligation Bonds, Series 2001A,
                 5.700%, 7/01/29 - RAAI Insured

          350   Hyattsville, Maryland, Special Obligation Bonds, University            7/14 at 102.00        N/R            321,923
                 Town Center Project, Series 2004, 5.750%, 7/01/34

        1,000   Maryland Department of Transportation, Consolidated Transportation       No Opt. Call        AAA          1,140,310
                 Revenue Bonds, Series 2002, 5.500%, 2/01/16

        1,405   Maryland Economic Development Corporation, Lease Revenue               6/12 at 100.50        AA+          1,504,643
                 Bonds, Department of Transportation Headquarters Building,
                 Series 2002, 5.375%, 6/01/19

        1,000   Montgomery County, Maryland, Special Obligation Bonds, West            7/12 at 101.00         AA          1,024,060
                 Germantown Development District, Senior Series 2002A,
                 5.500%, 7/01/27 - RAAI Insured

          270   Prince George's County, Maryland, Special Obligation Bonds,            7/15 at 100.00        N/R            228,695
                 National Harbor Project, Series 2005, 5.200%, 7/01/34

          475   Prince George's County, Maryland, Special Tax District Bonds,          7/13 at 100.00        N/R            403,769
                 Victoria Falls Project, Series 2005, 5.250%, 7/01/35


                                       37

NZR
Nuveen Maryland Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,000   Puerto Rico Highway and Transportation Authority, Highway                No Opt. Call        AAA        $ 1,055,150
                 Revenue Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,470   Total Tax Obligation/Limited                                                                             10,729,499
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 5.9% (3.8% OF TOTAL INVESTMENTS)

                Maryland Health and Higher Educational Facilities Authority,
                Parking Facilities Revenue Bonds, Johns Hopkins Hospital, Series
                2001:
          650    5.000%, 7/01/27 - AMBAC Insured                                       7/11 at 100.00        AAA            658,684
        1,000    5.000%, 7/01/34 - AMBAC Insured                                       7/11 at 100.00        AAA          1,001,650

        1,780   Maryland Transportation Authority, Revenue Bonds, Transportation       7/17 at 100.00        AAA          1,852,455
                 Facilities Projects, Series 2007, 5.000%, 7/01/30 - FSA Insured (UB)

------------------------------------------------------------------------------------------------------------------------------------
        3,430   Total Transportation                                                                                      3,512,789
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 22.7% (14.9% OF TOTAL INVESTMENTS) (4)

        1,000   Baltimore County, Maryland, Consolidated General Obligation            8/12 at 100.00        AAA          1,055,090
                 Public Improvement Bonds, Series 2002, 5.000%, 8/01/18
                 (Pre-refunded 8/01/12)

          215   Baltimore, Maryland, Wastewater Project Revenue Bonds,                 7/16 at 100.00        AAA            238,414
                 Series 2006C, 5.000%, 7/01/31 (Pre-refunded 7/01/16) -
                 AMBAC Insured

                Frederick County, Maryland, Educational Facilities Revenue Bonds,
                Mount St. Mary's College, Series 2001A:
          100    5.750%, 9/01/25 (Pre-refunded 3/01/10)                                3/10 at 101.00   BBB- (4)            106,764
          100    5.800%, 9/01/30 (Pre-refunded 3/01/10)                                3/10 at 101.00   BBB- (4)            106,850

           90   Frederick County, Maryland, Lake Linganore Village Community           7/10 at 102.00     AA (4)             97,844
                 Development Special Obligation Bonds, Series 2001A,
                 5.700%, 7/01/29 (Pre-refunded 7/01/10) - RAAI Insured

                Maryland Health and Higher Educational Facilities Authority,
                Revenue Bonds, Collington Episcopal Life Care Community Inc.,
                Series 2001A:
           31    6.750%, 4/01/20 (Pre-refunded 4/01/09)                                4/09 at 100.00    N/R (4)             31,976
           25    6.750%, 4/01/23 (Pre-refunded 4/01/11)                                4/11 at 101.00    N/R (4)             27,763

        1,260   Maryland Health and Higher Educational Facilities Authority,             No Opt. Call        AAA          1,363,635
                 Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/17 -
                 AMBAC Insured (ETM)

          525   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00      A (4)            574,245
                 Revenue Bonds, LifeBridge Health System, Series 2004A,
                 5.125%, 7/01/34 (Pre-refunded 7/01/14)

        1,250   Maryland Health and Higher Educational Facilities Authority,           6/11 at 100.00   Baa1 (4)          1,344,125
                 Revenue Bonds, Maryland Institute College of Art, Series 2001,
                 5.500%, 6/01/32 (Pre-refunded 6/01/11)

        2,000   Maryland Health and Higher Educational Facilities Authority,           7/11 at 100.00      A (4)          2,139,259
                 Revenue Bonds, University of Maryland Medical System,
                 Series 2001, 5.250%, 7/01/28 (Pre-refunded 7/01/11)

        1,090   Maryland Transportation Authority, Revenue Refunding Bonds,              No Opt. Call        AAA          1,248,290
                 Transportation Facilities Projects, First Series 1978,
                 6.800%, 7/01/16 (ETM)

        1,000   Prince George's County, Maryland, General Obligation                  12/11 at 101.00        AAA          1,092,060
                 Consolidated Public Improvement Bonds, Series 2001,
                 5.250%, 12/01/20 (Pre-refunded 12/01/11) - FGIC Insured

        3,000   Puerto Rico Infrastructure Financing Authority, Special Obligation    10/10 at 101.00        AAA          3,119,069
                 Bonds, Series 2000A, 5.500%, 10/01/40

        1,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             7/10 at 100.00        AAA          1,060,720
                 Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26
                 (Pre-refunded 7/01/10)

------------------------------------------------------------------------------------------------------------------------------------
       12,686   Total U.S. Guaranteed                                                                                    13,606,104
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 3.3% (2.2% OF TOTAL INVESTMENTS)

        1,000   Guam Power Authority, Revenue Bonds, Series 1999A,                    10/09 at 101.00        AAA          1,001,450
                 5.250%, 10/01/34 - MBIA Insured

        1,000   Maryland Energy Financing Administration, Revenue Bonds,               7/08 at 100.00        N/R            997,650
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,000   Total Utilities                                                                                           1,999,100
------------------------------------------------------------------------------------------------------------------------------------


                                       38

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 2.1% (1.4% OF TOTAL INVESTMENTS)

$         285   Baltimore, Maryland, Wastewater Project Revenue Bonds,                 7/16 at 100.00        AAA        $   295,536
                 Series 2006C, 5.000%, 7/01/31 - AMBAC Insured

          540   Baltimore, Maryland, Wastewater Project Revenue Bonds,                 7/17 at 100.00        AAA            547,063
                 Series 2007D, 5.000%, 7/01/32 - AMBAC Insured

          355   Maryland Water Quality Financing Administration, Revolving               No Opt. Call        AAA            393,869
                 Loan Fund Revenue Bonds, Series 2005A, 5.000%, 9/01/15

------------------------------------------------------------------------------------------------------------------------------------
        1,180   Total Water and Sewer                                                                                     1,236,468
------------------------------------------------------------------------------------------------------------------------------------
$      90,106   Total Investments (cost $90,958,298) - 152.2%                                                             91,200,061
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (2.2)%                                                                       (1,335,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.4%                                                                      2,055,759
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.4)% (5)                                                    (32,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $59,920,820
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of total investments is (35.1)%.

               N/R  Not rated.

               (ETM) Escrowed to maturity.

               (IF) Inverse floating rate investment.

               (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NWI
Nuveen Maryland Dividend Advantage Municipal Fund 3
Portfolio of INVESTMENTS
                                                                    May 31, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER DISCRETIONARY - 4.2% (2.8% OF TOTAL INVESTMENTS)

$       2,385   Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue       9/16 at 100.00         A-        $ 2,249,866
                 Bonds, Series 2006A, 5.250%, 9/01/39 - XLCA Insured

          380   Baltimore, Maryland, Subordinate Lien Convention Center Hotel          9/16 at 100.00        Ba1            350,976
                 Revenue Bonds, Series 2006B, 5.875%, 9/01/39

          700   Maryland Economic Development Corporation, Revenue Bonds,             12/16 at 100.00        N/R            545,370
                 Chesapeake Bay Hyatt Conference Center, Series 2006A,
                 5.000%, 12/01/31

------------------------------------------------------------------------------------------------------------------------------------
        3,465   Total Consumer Discretionary                                                                              3,146,212
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 3.2% (2.1% OF TOTAL INVESTMENTS)

        2,515   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             5/12 at 100.00        BBB          2,397,147
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 12.2% (8.0% OF TOTAL INVESTMENTS)

          225   Anne Arundel County, Maryland, Economic Development Revenue            9/12 at 102.00         A3            230,848
                 Bonds, Community College Project, Series 2002, 5.125%, 9/01/22

          625   Frederick County, Maryland, Educational Facilities Revenue Bonds,      9/16 at 100.00       BBB-            607,688
                 Mount Saint Mary's College, Series 2006, 5.625%, 9/01/38

          690   Hartford County, Maryland, Economic Development Revenue Bonds,         4/14 at 100.00         A+            701,033
                 Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34

          625   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00         A-            625,781
                 Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34

        1,000   Maryland Health and Higher Educational Facilities Authority,           7/12 at 100.00         AA          1,014,710
                 Revenue Bonds, Johns Hopkins University, Series 2002A,
                 5.000%, 7/01/32

          625   Maryland Industrial Development Financing Authority, Revenue           5/15 at 100.00        N/R            626,888
                 Bonds, Our Lady of Good Counsel High School, Series 2005A,
                 6.000%, 5/01/35

          710   Montgomery County Revenue Authority, Maryland, Lease Revenue           5/15 at 100.00         A1            753,402
                 Bonds, Montgomery College Arts Center Project, Series 2005A,
                 5.000%, 5/01/18

        1,000   Morgan State University, Maryland, Student Tuition and Fee             7/13 at 100.00         A+          1,010,690
                 Revenue Bonds, Academic Fees and Auxiliary Facilities,
                 Series 2003A, 5.000%, 7/01/32 - FGIC Insured

          985   University of Maryland, Auxiliary Facility and Tuition Revenue         4/11 at 100.00         AA          1,002,572
                 Bonds, Series 2001B, 4.625%, 4/01/21

          800   University of Maryland, Auxiliary Facility and Tuition Revenue        10/16 at 100.00         AA            855,024
                 Bonds, Series 2006A, 5.000%, 10/01/22

        1,815   Westminster, Maryland, Educational Facilities Revenue Bonds,          11/16 at 100.00       BBB+          1,721,382
                 McDaniel College, Series 2006, 5.000%, 11/01/31

------------------------------------------------------------------------------------------------------------------------------------
        9,100   Total Education and Civic Organizations                                                                   9,150,018
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 26.0% (17.2% OF TOTAL INVESTMENTS)

          700   Maryland Health and Higher Education Facilities Authority,             7/16 at 100.00          A            698,068
                 Revenue Bonds, University of Maryland Medical System,
                 Series 2006, 5.000%, 7/01/31

        1,000   Maryland Health and Higher Educational Facilities Authority,           7/08 at 101.00        AAA          1,009,710
                 Revenue Bonds, Anne Arundel Medical Center, Series 1998,
                 5.125%, 7/01/33 - FSA Insured

          775   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00         A2            786,354
                 Revenue Bonds, Calvert Memorial Hospital, Series 2004,
                 5.500%, 7/01/36


                                       40

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE (continued)

$       1,250   Maryland Health and Higher Educational Facilities Authority,           7/12 at 100.00       Baa1        $ 1,263,488
                 Revenue Bonds, Carroll County General Hospital, Series 2002,
                 5.800%, 7/01/32

        1,750   Maryland Health and Higher Educational Facilities Authority,           7/16 at 100.00       Baa1          1,596,700
                 Revenue Bonds, Carroll Hospital Center, Series 2006,
                 5.000%, 7/01/40

          870   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00         AA            827,762
                 Revenue Bonds, Civista Medical Center, Series 2005,
                 5.000%, 7/01/37 - RAAI Insured

          885   Maryland Health and Higher Educational Facilities Authority,           7/17 at 100.00       Baa2            831,183
                 Revenue Bonds, Doctors Community Hospital, Series 2007A,
                 5.000%, 7/01/29

          700   Maryland Health and Higher Educational Facilities Authority,           7/12 at 100.00       Baa1            672,735
                 Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                 5.125%, 7/01/35

          800   Maryland Health and Higher Educational Facilities Authority,           7/11 at 100.00         A+            782,848
                 Revenue Bonds, Greater Baltimore Medical Center, Series 2001,
                 5.000%, 7/01/34 - MBIA Insured

        1,000   Maryland Health and Higher Educational Facilities Authority,           5/11 at 100.00         A+          1,017,290
                 Revenue Bonds, Johns Hopkins Hospital, Series 2001,
                 5.000%, 5/15/21

          735   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00         AA            778,938
                 Revenue Bonds, Johns Hopkins Hospital, Series 2004,
                 Inverse 1003, 11.325%, 7/01/33 (IF)

        1,000   Maryland Health and Higher Educational Facilities Authority,           7/13 at 100.00       Baa3            960,540
                 Revenue Bonds, Kennedy Krieger Institute, Series 2003,
                 5.500%, 7/01/33

          595   Maryland Health and Higher Educational Facilities Authority,           7/17 at 100.00        AAA            617,414
                 Revenue Bonds, LifeBridge Health System, Series 2008,
                 5.000%, 7/01/28 - AGC Insured

          900   Maryland Health and Higher Educational Facilities Authority,           8/14 at 100.00         A-            916,065
                 Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24

                Maryland Health and Higher Educational Facilities Authority,
                Revenue Bonds, Mercy Medical Center Project, Series 2007A:
          525    5.000%, 7/01/37                                                       7/17 at 100.00        BBB            465,617
          340    5.500%, 7/01/42                                                       7/17 at 100.00        BBB            323,112

          650   Maryland Health and Higher Educational Facilities Authority,           7/11 at 100.00        BBB            650,416
                 Revenue Bonds, Mercy Medical Center, Series 2001,
                 5.625%, 7/01/31

          850   Maryland Health and Higher Educational Facilities Authority,           7/16 at 100.00          A            838,593
                 Revenue Bonds, Peninsula Regional Medical Center, Series 2006,
                 5.000%, 7/01/36

        1,845   Maryland Health and Higher Educational Facilities Authority,           7/12 at 100.00         A3          1,871,070
                 Revenue Bonds, Union Hospital of Cecil County, Series 2002,
                 5.625%, 7/01/32

        1,220   Maryland Health and Higher Educational Facilities Authority,           1/18 at 100.00       BBB-          1,187,804
                 Revenue Bonds, Washington County Hospital, Series 2008,
                 5.750%, 1/01/38

          775   Maryland Health and Higher Educational Facilities Authority,           1/13 at 101.00       Baa2            788,260
                 Revenue Refunding Bonds, Adventist Healthcare, Series 2003A,
                 5.750%, 1/01/25

          900   Prince George's County, Maryland, Revenue Bonds, Dimensions            7/08 at 100.00         B3            695,511
                 Health Corporation, Series 1994, 5.300%, 7/01/24

------------------------------------------------------------------------------------------------------------------------------------
       20,065   Total Health Care                                                                                        19,579,478
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 14.4% (9.5% OF TOTAL INVESTMENTS)

          980   Maryland Community Development Administration, Housing                 7/12 at 100.00        Aa2            925,963
                 Revenue Bonds, Series 2002B, 4.950%, 7/01/32
                 (Alternative Minimum Tax)

        1,250   Maryland Economic Development Corporation, Senior Lien Student        10/13 at 100.00         B2          1,125,075
                 Housing Revenue Bonds, University of Maryland - Baltimore,
                 Series 2003A, 5.625%, 10/01/23

                Maryland Economic Development Corporation, Student Housing
                Revenue Bonds, Sheppard Pratt University Village, Series 2001:
           20    5.875%, 7/01/21 - ACA Insured                                         7/11 at 101.00        N/R             19,606
          150    6.000%, 7/01/33 - ACA Insured                                         7/11 at 101.00        N/R            139,287

          475   Maryland Economic Development Corporation, Student Housing             6/16 at 100.00         A+            433,922
                 Revenue Refunding Bonds, University of Maryland College Park
                 Projects, Series 2006, 5.000%, 6/01/33 - CIFG Insured


                                       41

NWI
Nuveen Maryland Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY (continued)

                Montgomery County Housing Opportunities Commission, Maryland,
                Multifamily Housing Development Bonds, Series 2002B:
$         515    5.100%, 7/01/33 (Alternative Minimum Tax)                             7/12 at 100.00        Aaa        $   497,310
        3,000    5.200%, 7/01/44 (Alternative Minimum Tax)                             7/12 at 100.00        Aaa          2,841,359

        4,860   Prince George's County Housing Authority, Maryland,                   11/12 at 100.00        AAA          4,870,011
                 GNMA Collateralized Mortgage Revenue Bonds, Fairview and
                 Hillside Projects, Series 2002A, 4.700%, 11/20/22

------------------------------------------------------------------------------------------------------------------------------------
       11,250   Total Housing/Multifamily                                                                                10,852,533
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 5.9% (3.9% OF TOTAL INVESTMENTS)

          350   Maryland Community Development Administration Department               3/17 at 100.00        Aa2            337,806
                 of Housing and Community Development, Residential Revenue
                 Bonds, Series 2007H, 5.000%, 9/01/27 (Alternative Minimum Tax)

          595   Maryland Community Development Administration, Department              9/15 at 100.00        Aa2            570,688
                 of Housing and Community Development, Residential Revenue
                 Bonds, Series 2006F, 4.900%, 9/01/26 (Alternative Minimum Tax)

        1,200   Maryland Community Development Administration, Department              3/16 at 100.00        Aa2          1,147,476
                 of Housing and Community Development, Residential Revenue
                 Bonds, Series 2006I, 4.875%, 9/01/26 (Alternative Minimum Tax)

          815   Maryland Community Development Administration, Department              9/16 at 100.00        Aa2            766,467
                 of Housing and Community Development, Residential Revenue
                 Bonds, Series 2006L, 4.900%, 9/01/31 (Alternative Minimum Tax)

          620   Maryland Community Development Administration, Department              3/17 at 100.00        Aa2            558,341
                 of Housing and Community Development, Residential Revenue
                 Bonds, Series 2007D, 4.850%, 9/01/37 (Alternative Minimum Tax)

        1,160   Maryland Community Development Administration, Residential             9/14 at 100.00        Aa2          1,073,174
                 Revenue Bonds, Series 2005E, 4.900%, 9/01/36
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,740   Total Housing/Single Family                                                                               4,453,952
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 2.0% (1.3% OF TOTAL INVESTMENTS)

          510   Maryland Economic Development Corporation, Solid Waste                 4/12 at 101.00        BBB            481,216
                 Disposal Revenue Bonds, Waste Management Inc., Series 2002,
                 4.600%, 4/01/16 (Alternative Minimum Tax)

        1,000   Northeast Maryland Waste Disposal Authority, Baltimore,                1/09 at 101.00        BBB          1,002,150
                 Resource Recovery Revenue Bonds, RESCO Retrofit Project,
                 Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,510   Total Industrials                                                                                         1,483,366
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 3.4% (2.2% OF TOTAL INVESTMENTS)

        1,050   Baltimore County, Maryland, Revenue Bonds, Oak Crest Village,          1/17 at 100.00       BBB+            970,473
                 Series 2007A, 5.000%, 1/01/37

          400   Maryland Health and Higher Educational Facilities Authority,           7/16 at 100.00        N/R            370,920
                 Revenue Bonds, Edenwald, Series 2006A, 5.400%, 1/01/31

                Maryland Health and Higher Educational Facilities Authority,
                Revenue Bonds, King Farm Presbyterian Community, Series 2007A:
          280    5.000%, 1/01/17                                                         No Opt. Call        N/R            268,934
          520    5.250%, 1/01/27                                                       1/17 at 100.00        N/R            451,433

          540   Maryland Health and Higher Educational Facilities Authority,           7/17 at 100.00       BBB+            470,750
                 Revenue Bonds, Mercy Ridge Retirement Community,
                 Series 2007, 4.750%, 7/01/34

------------------------------------------------------------------------------------------------------------------------------------
        2,790   Total Long-Term Care                                                                                      2,532,510
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 21.9% (14.4% OF TOTAL INVESTMENTS)

        1,000   Annapolis, Maryland, General Obligation Public Improvement             4/12 at 101.00         AA          1,038,410
                 Refunding Bonds, Series 2002, 4.375%, 4/01/17

                Anne Arundel County, Maryland, General Obligation Bonds,
                Series 2006:
          845    5.000%, 3/01/21                                                       3/16 at 100.00        AAA            903,009
          650    5.000%, 3/01/21                                                       3/16 at 100.00        AAA            694,623

          380   Carroll County, Maryland, Consolidated Public Improvement Bonds,      12/15 at 100.00         AA            419,832
                 Series 2005A, 5.000%, 12/01/16

        1,260   Charles County, Maryland, Consolidated General Obligation              1/12 at 101.00         AA          1,314,533
                 Public Improvement Bonds, Series 2002, 4.400%, 1/15/16


                                       42

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL (continued)

$         500   Frederick County, Maryland, General Obligation Public Facilities         No Opt. Call         AA        $   552,265
                 Bonds, Series 2006, 5.000%, 11/01/20

                Frederick, Maryland, General Obligation Bonds, Series 2005:
          710    5.000%, 8/01/16 - MBIA Insured                                        8/15 at 100.00        AAA            779,104
          535    5.000%, 8/01/17 - MBIA Insured                                        8/15 at 100.00        AAA            576,671

        1,000   Maryland National Capital Park Planning Commission,                    1/14 at 100.00        AA+          1,078,490
                 Prince George's County, General Obligation Bonds, Park Acquisition
                 and Development, Series 2004EE-2, 5.000%, 1/15/17

        1,850   Montgomery County, Maryland, Consolidated General Obligation             No Opt. Call        AAA          2,050,929
                 Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15

        1,440   Montgomery County, Maryland, Consolidated General Obligation             No Opt. Call        AAA          1,601,914
                 Public Improvement Bonds, Series 2006, 5.000%, 5/01/16

        1,000   Prince George's County, Maryland, General Obligation Consolidated     10/13 at 100.00        AAA          1,075,770
                 Public Improvement Bonds, Series 2003A, 5.000%, 10/01/17

        1,000   Prince George's County, Maryland, General Obligation Consolidated        No Opt. Call        AAA          1,077,180
                 Public Improvement Bonds, Series 2004C, 5.000%, 12/01/11

        1,000   St. Mary's County, Maryland, General Obligation Hospital Bonds,          No Opt. Call         AA          1,084,950
                 Series 2002, 5.000%, 10/01/12

        1,000   Washington Suburban Sanitary District, Montgomery and                  6/15 at 100.00        AAA          1,100,600
                 Prince George's Counties, Maryland, Sewerage Disposal Bonds,
                 Series 2005, 5.000%, 6/01/16

        1,000   Washington Suburban Sanitary District, Montgomery and                  6/15 at 100.00        AAA          1,100,600
                 Prince George's Counties, Maryland, Water Supply Bonds,
                 Series 2005, 5.000%, 6/01/16

------------------------------------------------------------------------------------------------------------------------------------
       15,170   Total Tax Obligation/General                                                                             16,448,880
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 31.2% (20.7% OF TOTAL INVESTMENTS)

          750   Annapolis, Maryland, Special Obligation Bonds, Park Place              1/15 at 101.00        N/R            649,425
                 Project, Series 2005A, 5.350%, 7/01/34

        1,000   Baltimore Board of School Commissioners, Maryland, Revenue             5/13 at 100.00        AA+          1,076,590
                 Bonds, City Public School System, Series 2003A, 5.000%, 5/01/15

          135   Frederick County, Maryland, Lake Linganore Village Community           7/10 at 102.00         AA            139,454
                 Development Special Obligation Bonds, Series 2001A,
                 5.600%, 7/01/20 - RAAI Insured

          450   Hyattsville, Maryland, Special Obligation Bonds, University Town       7/14 at 102.00        N/R            413,901
                 Center Project, Series 2004, 5.750%, 7/01/34

        5,000   Maryland Department of Transportation, Consolidated Transportation       No Opt. Call        AAA          5,701,548
                 Revenue Bonds, Series 2002, 5.500%, 2/01/16

        2,200   Maryland Economic Development Corporation, Lease Revenue               6/12 at 100.50        AA+          2,250,094
                 Bonds, Department of Transportation Headquarters Building,
                 Series 2002, 4.750%, 6/01/22

          450   Maryland Economic Development Corporation, Lease Revenue               9/12 at 100.00        AA+            485,253
                 Bonds, Montgomery County Town Square Parking Garage,
                 Series 2002A, 5.000%, 9/15/13

        2,935   Maryland Economic Development Corporation, Lease Revenue               9/12 at 100.00        AA+          3,159,556
                 Bonds, Montgomery County Wayne Avenue Parking Project,
                 Series 2002A, 5.250%, 9/15/16

                Maryland Stadium Authority, Lease Revenue Bonds, Montgomery
                County Conference Center Facilities, Series 2003:
        1,465    5.000%, 6/15/21                                                       6/13 at 100.00        AA+          1,544,257
        1,620    5.000%, 6/15/23                                                       6/13 at 100.00        AA+          1,693,273

          460   Prince George's County, Maryland, Special Obligation Bonds,            7/15 at 100.00        N/R            389,629
                 National Harbor Project, Series 2005, 5.200%, 7/01/34

          575   Prince George's County, Maryland, Special Tax District Bonds,          7/13 at 100.00        N/R            488,773
                 Victoria Falls Project, Series 2005, 5.250%, 7/01/35

        1,200   Puerto Rico Highway and Transportation Authority, Highway                No Opt. Call        AAA          1,266,180
                 Revenue Bonds, Series 2007N, 5.250%, 7/01/31 -
                 AMBAC Insured


                                       43

NWI
Nuveen Maryland Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

                Puerto Rico Public Buildings Authority, Guaranteed Government
                Facilities Revenue Bonds, Series 2002G:
$       1,000    5.250%, 7/01/17                                                       7/12 at 100.00       BBB-        $ 1,011,850
        1,205    5.250%, 7/01/20                                                       7/12 at 100.00       BBB-          1,212,640
        1,275    5.250%, 7/01/21                                                       7/12 at 100.00       BBB-          1,279,820

          700   Puerto Rico, Highway Revenue Bonds, Highway and Transportation           No Opt. Call        AAA            750,113
                 Authority, Series 2003AA, 5.500%, 7/01/19 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       22,420   Total Tax Obligation/Limited                                                                             23,512,356
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 3.1% (2.0% OF TOTAL INVESTMENTS)

        2,210   Maryland Transportation Authority, Revenue Bonds, Transportation       7/17 at 100.00        AAA          2,299,958
                 Facilities Projects, Series 2007, 5.000%, 7/01/30 -
                 FSA Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 17.0% (11.2% OF TOTAL INVESTMENTS) (4)

           10   Anne Arundel County, Maryland, General Obligation Bonds,               5/09 at 101.00        AAA             10,388
                 Consolidated General Improvements, Series 1999,
                 5.000%, 5/15/19 (Pre-refunded 5/15/09)

          255   Baltimore, Maryland, Wastewater Project Revenue Bonds,                 7/16 at 100.00        AAA            282,770
                 Series 2006C, 5.000%, 7/01/31 (Pre-refunded 7/01/16) -
                 AMBAC Insured

                Frederick County, Maryland, Educational Facilities Revenue Bonds,
                Mount St. Mary's College, Series 2001A:
          100    5.750%, 9/01/25 (Pre-refunded 3/01/10)                                3/10 at 101.00   BBB- (4)            106,764
          100    5.800%, 9/01/30 (Pre-refunded 3/01/10)                                3/10 at 101.00   BBB- (4)            106,850

          100   Frederick County, Maryland, General Obligation Public Facilities       7/09 at 101.00        AAA            104,490
                 Bonds, Series 1999, 5.250%, 7/01/17 (Pre-refunded 7/01/09)

          110   Frederick County, Maryland, Lake Linganore Village Community           7/10 at 102.00     AA (4)            119,364
                 Development Special Obligation Bonds, Series 2001A,
                 5.600%, 7/01/20 (Pre-refunded 7/01/10) - RAAI Insured

          280   Maryland Health and Higher Educational Facilities Authority,           4/11 at 101.00    N/R (4)            310,943
                 Revenue Bonds, Collington Episcopal Life Care Community Inc.,
                 Series 2001A, 6.750%, 4/01/23 (Pre-refunded 4/01/11)

          285   Maryland Health and Higher Educational Facilities Authority,             No Opt. Call        Aaa            308,441
                 Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/17 -
                 AMBAC Insured (ETM)

          725   Maryland Health and Higher Educational Facilities Authority,           7/14 at 100.00      A (4)            793,005
                 Revenue Bonds, LifeBridge Health System, Series 2004A,
                 5.125%, 7/01/34 (Pre-refunded 7/01/14)

          935   Maryland Transportation Authority, Revenue Refunding Bonds,              No Opt. Call        AAA          1,070,781
                 Transportation Facilities Projects, First Series 1978,
                 6.800%, 7/01/16 (ETM)

        1,525   Puerto Rico Electric Power Authority, Power Revenue Bonds,             7/10 at 101.00        AAA          1,632,741
                 Series 2000HH, 5.250%, 7/01/29 (Pre-refunded 7/01/10) -
                 FSA Insured

        3,500   Puerto Rico Infrastructure Financing Authority, Special Obligation    10/10 at 101.00        AAA          3,638,914
                 Bonds, Series 2000A, 5.500%, 10/01/40

        1,000   Puerto Rico Public Finance Corporation, Commonwealth                     No Opt. Call        AAA          1,079,430
                 Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 -
                 AMBAC Insured (ETM)

                Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                Bonds, Series 2002E:
          700    5.500%, 8/01/29 (Pre-refunded 2/01/12)                                2/12 at 100.00        Aaa            751,975
          235    5.500%, 8/01/29 (Pre-refunded 2/01/12)                                2/12 at 100.00        AAA            252,449

        2,000   University of Maryland, Auxiliary Facility and Tuition Revenue Bonds,  4/12 at 100.00     AA (4)          2,159,240
                 Series 2002A, 5.125%, 4/01/22 (Pre-refunded 4/01/12)

           25   Washington Suburban Sanitary District, Montgomery and                  6/11 at 101.00        AAA             26,920
                 Prince George's Counties, Maryland, General Obligation
                 Construction Bonds, Second Series 2001, 5.000%, 6/01/17
                 (Pre-refunded 6/01/11)

------------------------------------------------------------------------------------------------------------------------------------
       11,885   Total U.S. Guaranteed                                                                                    12,755,465
------------------------------------------------------------------------------------------------------------------------------------


                                       44

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 1.6% (1.1% OF TOTAL INVESTMENTS)

$       1,250   Maryland Energy Financing Administration, Revenue Bonds,               7/08 at 100.00        N/R        $ 1,247,063
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 5.4% (3.6% OF TOTAL INVESTMENTS)

        2,570   Baltimore, Maryland, Revenue Refunding Bonds, Wastewater               7/12 at 100.00         AA          2,577,761
                 Projects, Series 2002A, 5.125%, 7/01/42 - FGIC Insured

          345   Baltimore, Maryland, Wastewater Project Revenue Bonds,                 7/16 at 100.00        AAA            357,755
                 Series 2006C, 5.000%, 7/01/31 - AMBAC Insured

          660   Baltimore, Maryland, Wastewater Project Revenue Bonds,                 7/17 at 100.00        AAA            668,633
                 Series 2007D, 5.000%, 7/01/32 - AMBAC Insured

          430   Maryland Water Quality Financing Administration, Revolving               No Opt. Call        AAA            477,081
                 Loan Fund Revenue Bonds, Series 2005A, 5.000%, 9/01/15

------------------------------------------------------------------------------------------------------------------------------------
        4,005   Total Water and Sewer                                                                                     4,081,230
------------------------------------------------------------------------------------------------------------------------------------
$     112,375   Total Investments (cost $114,618,167) - 151.5%                                                          113,940,168
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (2.2)%                                                                       (1,657,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.6%                                                                      1,921,719
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.9)% (5)                                                    (39,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $75,204,887
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of total investments is (34.2)%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NPV
Nuveen Virginia Premium Income Municipal Fund
Portfolio of INVESTMENTS
                                                                    May 31, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 4.0% (2.6% OF TOTAL INVESTMENTS)

$       6,640   Tobacco Settlement Financing Corporation of Virginia, Tobacco          6/17 at 100.00        BBB        $ 5,091,419
                 Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 4.8% (3.2% OF TOTAL INVESTMENTS)

        1,000   Prince William County Industrial Development Authority, Virginia,     10/13 at 101.00         A3          1,015,400
                 Educational Facilities Revenue Bonds, Catholic Diocese of
                 Arlington, Series 2003, 5.500%, 10/01/33

          500   Prince William County Park Authority, Virginia, Park Facilities       10/09 at 101.00         A3            518,025
                 Revenue Refunding and Improvement Bonds, Series 1999,
                 6.000%, 10/15/28

          700   Puerto Rico Industrial, Tourist, Educational, Medical and             12/12 at 101.00       BBB-            700,987
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Refunding Bonds, Ana G. Mendez University
                 System, Series 2002, 5.375%, 12/01/21

        2,120   Virginia College Building Authority, Educational Facilities Revenue    9/11 at 100.00        AA+          2,163,820
                 Bonds, Public Higher Education Financing Program, Series 2001A,
                 5.000%, 9/01/26 - MBIA Insured

        1,635   Virginia Commonwealth University, Revenue Bonds, Series 2004A,         5/14 at 101.00        AAA          1,748,109
                 5.000%, 5/01/17 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,955   Total Education and Civic Organizations                                                                   6,146,341
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 24.6% (16.5% OF TOTAL INVESTMENTS)

        2,000   Albemarle County Industrial Development Authority, Virginia,          10/12 at 100.00         A2          1,979,800
                 Hospital Revenue Bonds, Martha Jefferson Hospital, Series 2002,
                 5.250%, 10/01/35

          650   Charlotte County Industrial Development Authority, Virginia,           9/17 at 100.00         A-            648,752
                 Hospital Revenue Bonds, Halifax Regional Hospital Incorporated,
                 Series 2007, 5.000%, 9/01/27

        4,850   Fairfax County Industrial Development Authority, Virginia, Hospital      No Opt. Call        AA+          5,109,183
                 Revenue Refunding Bonds, Inova Health System, Series 1993A,
                 5.000%, 8/15/23

        1,000   Fredericksburg Economic Development Authority, Virginia, Hospital        No Opt. Call         A3          1,046,700
                 Facilities Revenue Bonds, MediCorp Health System, Series 2007,
                 5.250%, 6/15/23

        1,250   Fredericksburg Industrial Development Authority, Virginia, Revenue     6/12 at 100.00         A3          1,206,400
                 Bonds, MediCorp Health System, Series 2002B, 5.125%, 6/15/33

        1,000   Hanover County Industrial Development Authority, Virginia, Hospital      No Opt. Call        AAA          1,146,480
                 Revenue Bonds, Memorial Regional Medical Center, Series 1995,
                 6.375%, 8/15/18 - MBIA Insured

        2,300   Harrisonburg Industrial Development Authority, Virginia, Hospital      8/16 at 100.00        AAA          2,305,980
                 Facilities Revenue Bonds, Rockingham Memorial Hospital,
                 Series 2006, 5.000%, 8/15/31 - AMBAC Insured

        1,440   Henrico County Economic Development Authority, Virginia,              11/12 at 100.00         A-          1,470,542
                 Revenue Bonds, Bon Secours Health System Inc., Series 2002A,
                 5.600%, 11/15/30

        1,500   Henrico County Industrial Development Authority, Virginia,               No Opt. Call        AAA          1,732,305
                 Healthcare Revenue Bonds, Bon Secours Health System,
                 Series 1996, 6.250%, 8/15/20 - MBIA Insured

        1,500   Manassas Industrial Development Authority, Virginia, Hospital          4/13 at 100.00         A2          1,481,430
                 Revenue Bonds, Prince William Hospital, Series 2002,
                 5.250%, 4/01/33

        4,750   Medical College of Virginia Hospital Authority, General Revenue        7/08 at 102.00        AAA          4,803,580
                 Bonds, Series 1998, 5.125%, 7/01/23 - MBIA Insured


                                       46

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE (continued)

$       3,000   Roanoke Industrial Development Authority, Virginia, Hospital           7/12 at 100.00        AAA        $ 3,149,520
                 Revenue Bonds, Carilion Health System, Series 2002A,
                 5.500%, 7/01/19 - MBIA Insured

                Stafford County Economic Development Authority, Virginia,
                Hospital Facilities Revenue Bonds, MediCorp Health System,
                Series 2006:
        2,000    5.250%, 6/15/26                                                       6/16 at 100.00         A3          2,041,360
        1,010    5.250%, 6/15/31                                                       6/16 at 100.00         A3          1,014,242

        1,210   Virginia Small Business Financing Authority, Wellmont Health           9/17 at 100.00       BBB+          1,121,489
                 System Project Revenue Bonds, Series 2007A, 5.250%, 9/01/37

        1,425   Winchester Industrial Development Authority, Virginia, Hospital        1/17 at 100.00        AA-          1,430,330
                 Revenue Bonds, Winchester Medical Center, Series 2007,
                 5.125%, 1/01/31

------------------------------------------------------------------------------------------------------------------------------------
       30,885   Total Health Care                                                                                        31,688,093
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 3.5% (2.3% OF TOTAL INVESTMENTS)

        1,395   Arlington County Industrial Development Authority, Virginia,           5/10 at 100.00        Aaa          1,437,129
                 Multifamily Housing Revenue Bonds, Patrick Henry Apartments,
                 Series 2000, 6.050%, 11/01/32 (Mandatory put 11/01/20)
                 (Alternative Minimum Tax)

                Danville Industrial Development Authority, Virginia, Student
                Housing Revenue Bonds, Collegiate Housing Foundation, Averett
                College, Series 1999A:
          500    6.875%, 6/01/20                                                       6/09 at 102.00        N/R            515,100
        1,500    7.000%, 6/01/30                                                       6/09 at 102.00        N/R          1,536,330

        1,000   Lynchburg Redevelopment and Housing Authority, Virginia,               4/10 at 102.00        AAA          1,006,700
                 Vistas GNMA Mortgage-Backed Revenue Bonds, Series 2000A,
                 6.200%, 1/20/40 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,395   Total Housing/Multifamily                                                                                 4,495,259
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 7.8% (5.3% OF TOTAL INVESTMENTS)

          335   Puerto Rico Housing Finance Authority, Mortgage-Backed Securities      6/13 at 100.00        AAA            314,582
                 Program Home Mortgage Revenue Bonds, Series 2003A,
                 4.875%, 6/01/34 (Alternative Minimum Tax)

        1,000   Virginia Housing Development Authority, Commonwealth Mortgage          7/11 at 100.00        AAA          1,011,330
                 Bonds, Series 2001H-1, 5.350%, 7/01/31 - MBIA Insured

        1,500   Virginia Housing Development Authority, Commonwealth Mortgage          1/15 at 100.00        AAA          1,370,610
                 Bonds, Series 2005C-2, 4.750%, 10/01/32 (Alternative Minimum Tax)

        2,740   Virginia Housing Development Authority, Commonwealth Mortgage          7/15 at 100.00        AAA          2,565,243
                 Bonds, Series 2006 D1, 4.900%, 1/01/33 (Alternative Minimum Tax)

        1,340   Virginia Housing Development Authority, Commonwealth Mortgage          7/15 at 100.00        AAA          1,260,337
                 Bonds, Series 2006, 4.800%, 7/01/29 (Alternative Minimum Tax)

        3,900   Virginia Housing Development Authority, Commonwealth Mortgage          7/16 at 100.00        AAA          3,565,380
                 Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       10,815   Total Housing/Single Family                                                                              10,087,482
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.6% (1.0% OF TOTAL INVESTMENTS)

        2,000   Charles County Industrial Development Authority, Virginia,               No Opt. Call        BBB          2,009,700
                 Solid Waste Disposal Facility Revenue Refunding Bonds,
                 USA Waste of Virginia Inc., Series 1999, 4.875%, 2/01/09
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 4.7% (3.2% OF TOTAL INVESTMENTS)

        2,765   Fairfax County Economic Development Authority, Virginia,              10/17 at 100.00        N/R          2,513,938
                 Residential Care Facilities Mortgage Revenue Bonds,
                 Goodwin House, Inc., Series 2007A, 5.125%, 10/01/37


                                       47

NPV
Nuveen Virginia Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM CARE (continued)

$         800   Fairfax County Economic Development Authority, Virginia,              10/16 at 100.00        BBB        $   687,712
                 Retirement Center Revenue Bonds, Greenspring Village,
                 Series 2006A, 4.875%, 10/01/36

        1,495   Henrico County Economic Development Authority, Virginia,               7/09 at 102.00        AAA          1,560,810
                 GNMA Mortgage-Backed Securities Program Assisted Living
                 Revenue Bonds, Beth Sholom, Series 1999A, 5.900%, 7/20/29

                Henrico County Economic Development Authority, Virginia,
                Residential Care Facility Revenue Bonds, Westminster Canterbury
                of Richmond, Series 2006:
          100    5.000%, 10/01/27                                                     10/11 at 103.00       BBB-             94,199
        1,345    5.000%, 10/01/35                                                        No Opt. Call       BBB-          1,201,623

------------------------------------------------------------------------------------------------------------------------------------
        6,505   Total Long-Term Care                                                                                      6,058,282
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 1.0% (0.6% OF TOTAL INVESTMENTS)

          500   Bedford County Industrial Development Authority, Virginia,             8/08 at 102.00         B2            413,110
                 Industrial Development Revenue Refunding Bonds, Nekoosa
                 Packaging Corporation, Series 1998, 5.600%, 12/01/25 (Alternative
                 Minimum Tax) (4)

        1,000   Goochland County Industrial Development Authority, Virginia,          12/08 at 101.00         B2            831,090
                 Industrial Development Revenue Refunding Bonds, Nekoosa
                 Packaging Corporation Project, Series 1998, 5.650%, 12/01/25
                 (Alternative Minimum Tax) (4)

------------------------------------------------------------------------------------------------------------------------------------
        1,500   Total Materials                                                                                           1,244,200
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 21.5% (14.4% OF TOTAL INVESTMENTS)

                Chesapeake, Virginia, General Obligation Bonds, Water and
                Sewerage Series 2003B:
        1,880    5.000%, 6/01/21                                                       6/13 at 100.00         AA          1,958,076
        2,060    5.000%, 6/01/23                                                       6/13 at 100.00         AA          2,132,718

        1,355   Harrisonburg, Virginia, General Obligation Bonds, Public Safety        7/12 at 101.00        Aa3          1,410,420
                 and Steam Plant, Series 2002, 5.000%, 7/15/19 - FGIC Insured

        2,105   Loudoun County, Virginia, General Obligation Bonds,                   12/16 at 100.00        AAA          2,225,911
                 Series 2006, 5.000%, 12/01/25

          105   Loudoun County, Virginia, General Obligation Public                    5/12 at 100.00        AAA            110,728
                 Improvement Bonds, Series 2002A, 5.250%, 5/01/22

        1,435   Loudoun County, Virginia, General Obligation Public                    6/15 at 100.00        AAA          1,553,847
                 Improvement Bonds, Series 2005B, 5.000%, 6/01/18

        1,185   Lynchburg, Virginia, General Obligation Bonds, Series 2004,            6/14 at 100.00         AA          1,249,559
                 5.000%, 6/01/21

        1,350   Newport News, Virginia, General Obligation Bonds, Series 2004C,        5/14 at 101.00         AA          1,473,674
                 5.000%, 5/01/16

        1,280   Portsmouth, Virginia, General Obligation Bonds, Series 2005A,            No Opt. Call        AAA          1,407,616
                 5.000%, 4/01/15 - MBIA Insured

        1,480   Richmond, Virginia, General Obligation Bonds, Series 2004A,            7/14 at 100.00        AAA          1,561,104
                 5.000%, 7/15/21 - FSA Insured

        1,430   Roanoke, Virginia, General Obligation Public Improvement Bonds,       10/12 at 101.00         AA          1,538,437
                 Series 2002A, 5.000%, 10/01/17

        1,135   Suffolk, Virginia, General Obligation Bonds, Series 2005,                No Opt. Call        Aa3          1,254,130
                 5.000%, 12/01/15

        2,155   Virginia Beach, Virginia, General Obligation Bonds, Series 2003B,      5/13 at 100.00        AAA          2,318,026
                 5.000%, 5/01/15

        1,100   Virginia Beach, Virginia, General Obligation Bonds, Series 2005,       1/16 at 100.00        AAA          1,182,104
                 5.000%, 1/15/20

        4,500   Virginia Beach, Virginia, General Obligation Bonds,                   10/17 at 100.00        AAA          4,722,210
                 5.000%, 10/01/27 (UB)

        1,425   Virginia Beach, Virginia, General Obligation Public Improvement        6/11 at 101.00        AAA          1,501,394
                 Bonds, Series 2001, 5.000%, 6/01/20

------------------------------------------------------------------------------------------------------------------------------------
       25,980   Total Tax Obligation/General                                                                             27,599,954
------------------------------------------------------------------------------------------------------------------------------------


                                       48

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 31.4% (21.0% OF TOTAL INVESTMENTS)

                Buena Vista Public Recreational Facilities Authority, Virginia,
                Lease Revenue Bonds, Golf Course Project, Series 2005A:
$         335    5.250%, 7/15/25 - ACA Insured                                         7/15 at 100.00        N/R        $   303,818
          260    5.500%, 7/15/35 - ACA Insured                                         7/15 at 100.00        N/R            221,634

        1,340   Culpeper Industrial Development Authority, Virginia, Lease             1/15 at 100.00        AAA          1,399,509
                 Revenue Bonds, School Facilities Project, Series 2005,
                 5.000%, 1/01/20 - MBIA Insured

                Cumberland County, Virginia, Certificates of Participation, Series 1997:
        1,075    6.200%, 7/15/12                                                         No Opt. Call        N/R          1,133,276
        1,375    6.375%, 7/15/17                                                         No Opt. Call        N/R          1,514,191

        1,000   Dinwiddie County Industrial Development Authority, Virginia,           2/14 at 100.00        AAA          1,070,220
                 Lease Revenue Bonds, Series 2004B, 5.125%, 2/15/16 -
                 MBIA Insured

        1,000   Fairfax County Economic Development Authority, Virginia,               5/16 at 100.00        AA+          1,077,100
                 Lease Revenue Bonds, Joint Public Uses Community Project,
                 Series 2006, 5.000%, 5/15/18

                Fairfax County Economic Development Authority, Virginia, Lease
                Revenue Bonds, Laurel Hill Public Facilities Projects, Series
                2003:
        2,260    5.000%, 6/01/14                                                       6/13 at 101.00        AA+          2,462,134
        1,165    5.000%, 6/01/22                                                       6/13 at 101.00        AA+          1,219,347

        1,660   Front Royal and Warren County Industrial Development Authority,        4/14 at 100.00        AAA          1,762,405
                 Virginia, Lease Revenue Bonds, Series 2004B, 5.000%, 4/01/18 -
                 FSA Insured

        1,270   James City County Economic Development Authority, Virginia,            7/15 at 100.00         AA          1,350,353
                 Revenue Bonds, County Government Projects, Series 2005,
                 5.000%, 7/15/19

        1,930   Prince William County, Virginia, Certificates of Participation,        6/15 at 100.00        Aaa          2,020,324
                 County Facilities, Series 2005, 5.000%, 6/01/18 - AMBAC Insured

        1,185   Puerto Rico Highway and Transportation Authority, Highway              7/12 at 100.00        AAA          1,200,227
                 Revenue Bonds, Series 2002D, 5.000%, 7/01/32 - FSA Insured

        2,000   Puerto Rico Highway and Transportation Authority, Highway                No Opt. Call        AAA          2,110,300
                 Revenue Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured

        5,000   Puerto Rico Infrastructure Financing Authority, Special Tax              No Opt. Call        AAA            694,050
                 Revenue Bonds, Series 2005A, 0.000%, 7/01/43 - AMBAC Insured

        5,875   Puerto Rico Infrastructure Financing Authority, Special Tax              No Opt. Call        AAA          1,993,858
                 Revenue Bonds, Series 2005C, 0.000%, 7/01/28 - AMBAC Insured

                Puerto Rico Public Buildings Authority, Guaranteed Government
                Facilities Revenue Refunding Bonds, Series 2002D:
          265    5.250%, 7/01/27                                                       7/12 at 100.00       BBB-            265,085
          320    5.250%, 7/01/36                                                       7/12 at 100.00       BBB-            318,355

        1,110   Spotsylvania County Industrial Development Authority, Virginia,        8/13 at 100.00        AAA          1,105,382
                 Lease Revenue Bonds, School Facilities, Series 2003B,
                 4.375%, 8/01/20 - AMBAC Insured

        1,600   Stafford County and Staunton Industrial Development Authority,         8/16 at 100.00        AAA          1,660,736
                 Virginia, Revenue Bonds, Virginia Municipal League and Virginia
                 Association of Counties Finance Program, Series 2006A,
                 5.000%, 8/01/23 - MBIA Insured

        2,500   Stafford County Economic Development Authority, Virginia,              4/18 at 100.00        AAA          2,582,250
                 Public Project Lease Revenue Bonds, 5.000%, 4/01/33 -
                 AGC Insured (UB)


                                       49

NPV
Nuveen Virginia Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

$       1,400   Virginia Beach Development Authority, Public Facilities Revenue        5/15 at 100.00        AA+        $ 1,468,404
                 Bonds, Series 2005A, 5.000%, 5/01/22

        2,000   Virginia Public School Authority, School Financing Bonds,              8/10 at 101.00        AA+          2,090,240
                 1997 Resolution, Series 2000B, 5.000%, 8/01/18 - MBIA Insured

        1,625   Virginia Public School Authority, School Financing Bonds,              8/15 at 100.00        AA+          1,771,088
                 1997 Resolution, Series 2005C, 5.000%, 8/01/17

                Virginia Resources Authority, Infrastructure Revenue Bonds,
                Pooled Loan Bond Program, Series 2000B:
           95    5.500%, 5/01/20 - FSA Insured                                         5/10 at 101.00        AAA            100,027
          550    5.500%, 5/01/30 - FSA Insured                                         5/10 at 101.00        AAA            571,835

        1,740   Virginia Resources Authority, Infrastructure Revenue Bonds,            5/11 at 101.00         AA          1,821,084
                 Pooled Loan Bond Program, Series 2002A, 5.000%, 5/01/19

        2,815   Virginia Resources Authority, Infrastructure Revenue Bonds,           11/16 at 100.00        AAA          2,906,656
                 Pooled Loan Bond Program, Series 2006C, 5.000%, 11/01/36

        2,000   Virginia Transportation Board, Transportation Revenue Bonds,           5/14 at 100.00        AA+          2,182,300
                 U.S. Route 58 Corridor Development Program, Series 2004B,
                 5.000%, 5/15/15

------------------------------------------------------------------------------------------------------------------------------------
       46,750   Total Tax Obligation/Limited                                                                             40,376,188
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 10.4% (7.0% OF TOTAL INVESTMENTS)

        2,500   Metropolitan Washington D.C. Airports Authority, System Revenue       10/17 at 100.00        AAA          2,395,650
                 Bonds, Series 2007B, 5.000%, 10/01/35 - AMBAC Insured
                 (Alternative Minimum Tax)

        4,000   Norfolk Airport Authority, Virginia, Airport Revenue Bonds,            7/11 at 100.00         A3          3,989,080
                 Series 2001A, 5.125%, 7/01/31 - FGIC Insured

        1,000   Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A,         2/15 at 100.00        AAA          1,024,420
                 5.000%, 2/01/23 - MBIA Insured

        2,500   Richmond Metropolitan Authority, Virginia, Revenue Refunding             No Opt. Call       Baa3          2,743,775
                 Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 -
                 FGIC Insured

        1,260   Virginia Port Authority, Revenue Bonds, Port Authority Facilities,     7/13 at 100.00        Aa3          1,190,977
                 Series 2006, 5.000%, 7/01/36 - FGIC Insured
                 (Alternative Minimum Tax)

        2,000   Virginia Resources Authority, Airports Revolving Fund Revenue          2/11 at 100.00        Aa2          2,072,840
                 Bonds, Series 2001A, 5.250%, 8/01/23

------------------------------------------------------------------------------------------------------------------------------------
       13,260   Total Transportation                                                                                     13,416,742
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 17.3% (11.6% OF TOTAL INVESTMENTS) (5)

        3,500   Alexandria Industrial Development Authority, Virginia, Fixed Rate     10/10 at 101.00        AAA          3,815,105
                 Revenue Bonds, Institute for Defense Analyses, Series 2000A,
                 5.900%, 10/01/30 (Pre-refunded 10/01/10) - AMBAC Insured

          750   Bristol, Virginia, General Obligation Utility System Revenue Bonds,      No Opt. Call        AAA            811,808
                 Series 2002, 5.000%, 11/01/24 - FSA Insured (ETM)

          925   Fairfax County Water Authority, Virginia, Water Revenue Refunding      4/12 at 100.00        AAA          1,007,686
                 Bonds, Series 2002, 5.375%, 4/01/19 (Pre-refunded 4/01/12)

          600   Greater Richmond Convention Center Authority, Virginia, Hotel          6/10 at 101.00        AAA            651,096
                 Tax Revenue Bonds, Convention Center Expansion Project,
                 Series 2000, 6.125%, 6/15/25 (Pre-refunded 6/15/10)

           60   Henrico County Economic Development Authority, Virginia,              11/12 at 100.00     A3 (5)             66,490
                 Revenue Bonds, Bon Secours Health System Inc., Series 2002A,
                 5.600%, 11/15/30 (Pre-refunded 11/15/12)


                                       50

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (5) (continued)

                Loudoun County Industrial Development Authority, Virginia,
                Hospital Revenue Bonds, Loudoun Hospital Center, Series 2002A:
$         375    6.000%, 6/01/22 (Pre-refunded 6/01/12)                                6/12 at 101.00    BBB (5)        $   420,949
          800    6.100%, 6/01/32 (Pre-refunded 6/01/12)                                6/12 at 101.00    BBB (5)            901,016

          815   Puerto Rico Highway and Transportation Authority, Highway              7/12 at 100.00        Aaa            881,300
                 Revenue Bonds, Series 2002D, 5.000%, 7/01/32
                 (Pre-refunded 7/01/12) - FSA Insured

        2,500   Puerto Rico Infrastructure Financing Authority, Special               10/10 at 101.00        AAA          2,599,225
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40

                Puerto Rico Public Buildings Authority, Guaranteed Government
                Facilities Revenue Refunding Bonds, Series 2002D:
          735    5.250%, 7/01/27 (Pre-refunded 7/01/12)                                7/12 at 100.00   BBB- (5)            786,009
          880    5.250%, 7/01/36 (Pre-refunded 7/01/12)                                7/12 at 100.00   BBB- (5)            941,072

          625   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             7/10 at 100.00        AAA            653,163
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded 7/01/10)

          475   Rockbridge County Industrial Development Authority, Virginia,          7/11 at 105.00     B2 (5)            533,145
                 Horse Center Revenue Refunding Bonds, Series 2001C,
                 6.850%, 7/15/21 (Pre-refunded 7/15/11)

                Tobacco Settlement Financing Corporation of Virginia, Tobacco
                Settlement Asset-Backed Bonds, Series 2005:
        1,575    5.250%, 6/01/19 (Pre-refunded 6/01/12)                                6/12 at 100.00        AAA          1,670,351
        3,850    5.500%, 6/01/26 (Pre-refunded 6/01/15)                                6/15 at 100.00        AAA          4,273,346

        2,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes         10/10 at 101.00   BBB+ (5)          2,205,740
                 Loan Note, Series 1999A, 6.500%, 10/01/24
                 (Pre-refunded 10/01/10)

------------------------------------------------------------------------------------------------------------------------------------
       20,465   Total U.S. Guaranteed                                                                                    22,217,501
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 7.2% (4.8% OF TOTAL INVESTMENTS)

                Bristol, Virginia, Utility System Revenue Refunding Bonds, Series 2003:
        1,705    5.250%, 7/15/14 - MBIA Insured                                        7/13 at 100.00        AAA          1,832,466
        1,800    5.250%, 7/15/15 - MBIA Insured                                        7/13 at 100.00        AAA          1,937,178
        2,775    5.250%, 7/15/23 - MBIA Insured                                        7/13 at 100.00        AAA          2,917,108

        2,500   Mecklenburg County Industrial Development Authority, Virginia,        10/12 at 100.00       Baa1          2,615,100
                 Revenue Bonds, UAE Mecklenburg Cogeneration LP,
                 Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        8,780   Total Utilities                                                                                           9,301,852
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 9.7% (6.5% OF TOTAL INVESTMENTS)

                Fairfax County Water Authority, Virginia, Water Revenue Refunding
                Bonds, Series 2002:
          105    5.375%, 4/01/19                                                       4/12 at 100.00        AAA            111,791
          800    5.000%, 4/01/27                                                       4/12 at 100.00        AAA            816,440

        1,770   Henrico County, Virginia, Water and Sewer System Revenue               5/09 at 102.00        AA+          1,796,320
                 Refunding Bonds, Series 1999, 5.000%, 5/01/28

        1,000   Loudoun County Sanitation Authority, Virginia, Water and Sewerage      1/15 at 100.00        AA+          1,041,490
                 System Revenue Bonds, Series 2004, 5.000%, 1/01/26


                                       51

NPV
Nuveen Virginia Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

                Norfolk, Virginia, Water Revenue Refunding Bonds, Series 2001:
$       1,310    5.000%, 11/01/21 - FGIC Insured                                      11/11 at 100.00        AA+        $ 1,349,785
        1,380    5.000%, 11/01/22 - FGIC Insured                                      11/11 at 100.00        AA+          1,425,885

        2,250   Virginia Beach, Virginia, Storm Water Utility Revenue Bonds,           9/10 at 101.00        Aa3          2,390,985
                 Series 2000, 6.000%, 9/01/24

        1,800   Virginia Beach, Virginia, Water and Sewer System Revenue Bonds,       10/15 at 100.00         AA          1,851,066
                 Series 2005, 5.000%, 10/01/30

        1,660   Virginia Resources Authority, Clean Water State Revolving Fund        10/17 at 100.00        AAA          1,655,219
                 Revenue Bonds, Series 2007, Residuals 1006, 9.690%, 10/01/29 (IF)

       12,075   Total Water and Sewer                                                                                    12,438,981
------------------------------------------------------------------------------------------------------------------------------------
$     196,005   Total Investments (cost $190,378,324) - 149.5%                                                          192,171,994
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (4.1)%                                                                       (5,250,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.2%                                                                      5,390,311
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.6)% (6)                                                    (63,800,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $128,512,305
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

               (5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (6) Preferred Shares, at Liquidation Value as a percentage of total investments is (33.2)%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NGB
Nuveen Virginia Dividend Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                                    May 31, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.8% (2.5% OF TOTAL INVESTMENTS)

$       1,660   Tobacco Settlement Financing Corporation of Virginia, Tobacco          6/17 at 100.00        BBB        $ 1,272,855
                 Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47

          715   Tobacco Settlement Financing Corporation of Virginia, Tobacco          6/17 at 100.00        BBB            435,242
                 Settlement Asset-Backed Bonds, Series 2007B2, 0.000%, 6/01/46

------------------------------------------------------------------------------------------------------------------------------------
        2,375   Total Consumer Staples                                                                                    1,708,097
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 6.4% (4.2% OF TOTAL INVESTMENTS)

          500   Danville Industrial Development Authority, Virginia, Educational       3/11 at 102.00        N/R            499,715
                 Facilities Revenue Bonds, Averett University, Series 2001,
                 6.000%, 3/15/22

          500   Prince William County Industrial Development Authority, Virginia,     10/13 at 101.00         A3            507,700
                 Educational Facilities Revenue Bonds, Catholic Diocese of
                 Arlington, Series 2003, 5.500%, 10/01/33

          850   Prince William County Park Authority, Virginia, Park Facilities       10/09 at 101.00         A3            880,643
                 Revenue Refunding and Improvement Bonds, Series 1999,
                 6.000%, 10/15/28

                Puerto Rico Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Authority, Higher
                Education Revenue Bonds, Ana G. Mendez University System,
                Series 1999:
          160    5.375%, 2/01/19                                                       2/09 at 101.00       BBB-            160,499
          320    5.375%, 2/01/29                                                       2/09 at 101.00       BBB-            306,128

          500   Virginia College Building Authority, Educational Facilities            7/08 at 101.00         AA            504,600
                 Revenue Refunding Bonds, Marymount University, Series 1998,
                 5.100%, 7/01/18 - RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
        2,830   Total Education and Civic Organizations                                                                   2,859,285
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 16.3% (10.6% OF TOTAL INVESTMENTS)

          250   Charlotte County Industrial Development Authority, Virginia,           9/17 at 100.00         A-            238,713
                 Hospital Revenue Bonds, Halifax Regional Hospital Incorporated,
                 Series 2007, 5.000%, 9/01/37

          100   Fairfax County Industrial Development Authority, Virginia,               No Opt. Call        AA+            105,344
                 Hospital Revenue Refunding Bonds, Inova Health System,
                 Series 1993A, 5.000%, 8/15/23

        1,000   Fauquier County Industrial Development Authority, Virginia,           10/12 at 102.00         AA          1,010,660
                 Hospital Revenue Bonds, Fauquier Hospital, Series 2002,
                 5.250%, 10/01/25 - RAAI Insured

          500   Fredericksburg Economic Development Authority, Virginia,                 No Opt. Call         A3            523,350
                 Hospital Facilities Revenue Bonds, MediCorp Health System,
                 Series 2007, 5.250%, 6/15/23

          500   Fredericksburg Industrial Development Authority, Virginia,             6/12 at 100.00         A3            482,560
                 Revenue Bonds, MediCorp Health System, Series 2002B,
                 5.125%, 6/15/33

          820   Harrisonburg Industrial Development Authority, Virginia, Hospital      8/16 at 100.00        AAA            822,132
                 Facilities Revenue Bonds, Rockingham Memorial Hospital,
                 Series 2006, 5.000%, 8/15/31 - AMBAC Insured

          480   Henrico County Economic Development Authority, Virginia,              11/12 at 100.00         A-            490,181
                 Revenue Bonds, Bon Secours Health System Inc., Series 2002A,
                 5.600%, 11/15/30

          525   Manassas Industrial Development Authority, Virginia, Hospital          4/13 at 100.00         A2            518,501
                 Revenue Bonds, Prince William Hospital, Series 2002,
                 5.250%, 4/01/33

          800   Norton Industrial Development Authority, Virginia, Hospital           12/11 at 101.00        N/R            816,680
                 Revenue Refunding and Improvement Bonds, Norton Community
                 Hospital, Series 2001, 6.000%, 12/01/22 - ACA Insured


                                       53

NGB
Nuveen Virginia Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE (continued)

                Stafford County Economic Development Authority, Virginia,
                Hospital Facilities Revenue Bonds, MediCorp Health System,
                Series 2006:
$         750    5.250%, 6/15/25                                                       6/16 at 100.00         A3        $   768,008
          360    5.250%, 6/15/31                                                       6/16 at 100.00         A3            361,512

          430   Virginia Small Business Financing Authority, Wellmont Health           9/17 at 100.00       BBB+            398,546
                 System Project Revenue Bonds, Series 2007A, 5.250%, 9/01/37

          715   Winchester Industrial Development Authority, Virginia, Hospital        1/17 at 100.00        AA-            717,674
                 Revenue Bonds, Winchester Medical Center, Series 2007,
                 5.125%, 1/01/31

------------------------------------------------------------------------------------------------------------------------------------
        7,230   Total Health Care                                                                                         7,253,861
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 4.6% (3.0% OF TOTAL INVESTMENTS)

        1,000   Arlington County Industrial Development Authority, Virginia,          11/11 at 102.00        AAA          1,032,520
                 Multifamily Housing Mortgage Revenue Bonds, Arlington View
                 Terrace Apartments, Series 2001, 5.150%, 11/01/31
                 (Mandatory put 11/01/19) (Alternative Minimum Tax)

        1,000   Virginia Housing Development Authority, Rental Housing Bonds,         10/10 at 100.00        AA+          1,012,450
                 Series 2000G, 5.625%, 10/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,000   Total Housing/Multifamily                                                                                 2,044,970
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 9.4% (6.2% OF TOTAL INVESTMENTS)

        1,000   Virginia Housing Development Authority, Commonwealth                   7/11 at 100.00        AAA          1,011,330
                 Mortgage Bonds, Series 2001H-1, 5.350%, 7/01/31 -
                 MBIA Insured

          600   Virginia Housing Development Authority, Commonwealth                   1/15 at 100.00        AAA            548,244
                 Mortgage Bonds, Series 2005C-2, 4.750%, 10/01/32
                 (Alternative Minimum Tax)

          960   Virginia Housing Development Authority, Commonwealth                   7/15 at 100.00        AAA            898,771
                 Mortgage Bonds, Series 2006 D1, 4.900%, 1/01/33
                 (Alternative Minimum Tax)

          480   Virginia Housing Development Authority, Commonwealth                   7/15 at 100.00        AAA            451,464
                 Mortgage Bonds, Series 2006, 4.800%, 7/01/29
                 (Alternative Minimum Tax)

        1,400   Virginia Housing Development Authority, Commonwealth                   7/16 at 100.00        AAA          1,279,880
                 Mortgage Bonds, Series 2007B, 4.750%, 7/01/32
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,440   Total Housing/Single Family                                                                               4,189,689
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.1% (0.1% OF TOTAL INVESTMENTS)

           50   Charles County Industrial Development Authority, Virginia,               No Opt. Call        BBB             50,243
                 Solid Waste Disposal Facility Revenue Refunding Bonds,
                 USA Waste of Virginia Inc., Series 1999, 4.875%, 2/01/09
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 12.0% (7.9% OF TOTAL INVESTMENTS)

          700   Albemarle County Industrial Development Authority, Virginia,           1/17 at 100.00        N/R            641,893
                 Residential Care Facilities Mortgage Revenue Bonds,
                 Westminster-Cantebury of the Blue Ridge, Series 2007,
                 5.000%, 1/01/31

          350   Chesterfield County Health Center Commission, Virginia,               12/15 at 100.00        N/R            315,266
                 Mortgage Revenue Bonds, Lucy Corr Village, Series 2005,
                 5.625%, 12/01/39

        1,005   Fairfax County Economic Development Authority, Virginia,              10/17 at 100.00        N/R            913,746
                 Residential Care Facilities Mortgage Revenue Bonds,
                 Goodwin House, Inc., Series 2007A, 5.125%, 10/01/37

          500   Fairfax County Economic Development Authority, Virginia,              10/16 at 100.00        BBB            450,045
                 Retirement Center Revenue Bonds, Greenspring Village,
                 Series 2006A, 4.750%, 10/01/26

          540   Henrico County Economic Development Authority, Virginia,                 No Opt. Call       BBB-            482,436
                 Residential Care Facility Revenue Bonds, Westminster
                 Canterbury of Richmond, Series 2006, 5.000%, 10/01/35


                                       54

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE (continued)

$         700   Industrial Development Authority of the County of Prince William,      1/17 at 100.00        N/R        $   638,085
                 Virginia, Residential Care Facility Revenue Bonds,
                 Westminster at Lake, First Mortgage, Series 2006,
                 5.125%, 1/01/26

          650   James City County Industrial Development Authority, Virginia,          3/12 at 101.00        N/R            652,990
                 Residential Care Facility First Mortgage Revenue Refunding
                 Bonds, Williamsburg Landing Inc., Series 2003A,
                 6.000%, 3/01/23

          530   Roanoke Industrial Development Authority, Virginia, Residential       12/16 at 100.00        N/R            435,819
                 Revenue Bonds, Virginia Lutheran Homes Incorporated,
                 Series 2006, 5.000%, 12/01/39

          350   Suffolk Industrial Development Authority, Virginia, Retirement         9/16 at 100.00        N/R            317,146
                 Facilities First Mortgage Revenue Bonds, Lake Prince Center,
                 Series 2006, 5.300%, 9/01/31

          350   Virginia Beach Development Authority, Virginia, Residential           11/15 at 100.00        N/R            341,730
                 Care Facility Mortgage Revenue Bonds, Westminster Canterbury
                 on Chesapeake Bay, Series 2005, 5.000%, 11/01/22

          175   Winchester Industrial Development Authority, Virginia,                 1/15 at 100.00        N/R            168,474
                 Residential Care Facility Revenue Bonds, Westminster-Canterbury
                 of Winchester Inc., Series 2005A, 5.200%, 1/01/27

------------------------------------------------------------------------------------------------------------------------------------
        5,850   Total Long-Term Care                                                                                      5,357,630
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 1.6% (1.0% OF TOTAL INVESTMENTS)

          100   Bedford County Industrial Development Authority, Virginia,             8/08 at 102.00         B2             82,622
                 Industrial Development Revenue Refunding Bonds, Nekoosa
                 Packaging Corporation, Series 1998, 5.600%, 12/01/25
                 (Alternative Minimum Tax) (4)

           20   Bedford County Industrial Development Authority, Virginia,            12/09 at 101.00         B2             18,374
                 Industrial Development Revenue Refunding Bonds, Nekoosa
                 Packaging Corporation, Series 1999A, 6.550%, 12/01/25
                 (Alternative Minimum Tax) (4)

          220   Goochland County Industrial Development Authority, Virginia,          12/08 at 101.00         B2            182,840
                 Industrial Development Revenue Refunding Bonds, Nekoosa
                 Packaging Corporation Project, Series 1998, 5.650%, 12/01/25
                 (Alternative Minimum Tax) (4)

          500   Hopewell Industrial Development Authority, Virginia, Environmental       No Opt. Call         B-            431,585
                 Improvement Revenue Bonds, Smurfit Stone Container
                 Corporation, Series 2005, 5.250%, 6/01/15

------------------------------------------------------------------------------------------------------------------------------------
          840   Total Materials                                                                                             715,421
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 19.4% (12.7% OF TOTAL INVESTMENTS)

          600   Arlington County, Virginia, General Obligation Bonds, Series 2006,     8/16 at 100.00        AAA            648,552
                 5.000%, 8/01/20

          700   Loudoun County, Virginia, General Obligation Bonds, Series 2006,      12/16 at 100.00        AAA            740,208
                 5.000%, 12/01/25

          500   Loudoun County, Virginia, General Obligation Public Improvement        6/15 at 100.00        AAA            541,410
                 Bonds, Series 2005B, 5.000%, 6/01/18

          845   Newport News, Virginia, General Obligation Bonds, Series 2004C,        5/14 at 101.00         AA            922,410
                 5.000%, 5/01/16

          620   Richmond, Virginia, General Obligation Bonds, Series 2005A,            7/15 at 100.00        AAA            672,681
                 5.000%, 7/15/17 - FSA Insured

          400   Suffolk, Virginia, General Obligation Bonds, Series 2005,                No Opt. Call        Aa3            441,984
                 5.000%, 12/01/15

          400   Virginia Beach, Virginia, General Obligation Bonds, Series 2005,       1/16 at 100.00        AAA            429,856
                 5.000%, 1/15/20

        1,600   Virginia Beach, Virginia, General Obligation Bonds,                   10/17 at 100.00        AAA          1,684,032
                 5.000%, 10/01/26 (UB)

        2,425   Virginia Beach, Virginia, General Obligation Public Improvement        6/11 at 101.00        AAA          2,555,004
                 Bonds, Series 2001, 5.000%, 6/01/21

------------------------------------------------------------------------------------------------------------------------------------
        8,090   Total Tax Obligation/General                                                                              8,636,137
------------------------------------------------------------------------------------------------------------------------------------


                                       55

NGB
Nuveen Virginia Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 19.1% (12.5% OF TOTAL INVESTMENTS)

$         100   Bell Creek Community Development Authority, Virginia,                  3/13 at 101.00        N/R        $   101,731
                 Special Assessment Bonds, Series 2003A, 6.750%, 3/01/22

          500   Broad Street Community Development Authority, Virginia,                6/13 at 102.00        N/R            526,770
                 Revenue Bonds, Series 2003, 7.500%, 6/01/33

                Buena Vista Public Recreational Facilities Authority, Virginia,
                Lease Revenue Bonds, Golf Course Project, Series 2005A:
          120    5.250%, 7/15/25 - ACA Insured                                         7/15 at 100.00        N/R            108,830
           95    5.500%, 7/15/35 - ACA Insured                                         7/15 at 100.00        N/R             80,982

          500   Fairfax County Economic Development Authority, Virginia,               5/16 at 100.00        AA+            538,550
                 Lease Revenue Bonds, Joint Public Uses Community Project,
                 Series 2006, 5.000%, 5/15/18

          580   Prince William County, Virginia, Certificates of Participation,        6/15 at 100.00        Aaa            599,331
                 County Facilities, Series 2005, 5.000%, 6/01/20 -
                 AMBAC Insured
          700   Puerto Rico Highway and Transportation Authority, Highway                No Opt. Call        AAA            738,605
                 Revenue Bonds, Series 2007N, 5.250%, 7/01/31 -
                 AMBAC Insured

        3,000   Puerto Rico Infrastructure Financing Authority, Special Tax              No Opt. Call        AAA            958,290
                 Revenue Bonds, Series 2005A, 0.000%, 7/01/29 -
                 AMBAC Insured

        1,000   Spotsylvania County Industrial Development Authority, Virginia,        8/13 at 100.00        AAA          1,040,450
                 Lease Revenue Bonds, School Facilities, Series 2003B,
                 5.125%, 8/01/23 - AMBAC Insured

          600   Stafford County and Staunton Industrial Development Authority,         8/16 at 100.00        AAA            622,776
                 Virginia, Revenue Bonds, Virginia Municipal League and Virginia
                 Association of Counties Finance Program, Series 2006A,
                 5.000%, 8/01/23 - MBIA Insured

          890   Stafford County Economic Development Authority, Virginia,              4/18 at 100.00        AAA            919,281
                 Public Project Lease Revenue Bonds, 5.000%, 4/01/33 -
                 AGC Insured (UB)

          960   Virgin Islands Public Finance Authority, Gross Receipts Taxes         10/10 at 101.00       BBB+          1,021,267
                 Loan Note, Series 1999A, 6.375%, 10/01/19

          500   Virginia Beach Development Authority, Public Facilities Revenue        5/15 at 100.00        AA+            524,430
                 Bonds, Series 2005A, 5.000%, 5/01/22

          348   Virginia Gateway Community Development Authority,                      3/13 at 102.00        N/R            350,704
                 Prince William County, Special Assessment Bonds, Series 2003,
                 6.375%, 3/01/30

          345   Virginia Public School Authority, School Financing Bonds,              8/15 at 100.00        AA+            376,016
                 1997 Resolution, Series 2005C, 5.000%, 8/01/17

------------------------------------------------------------------------------------------------------------------------------------
       10,238   Total Tax Obligation/Limited                                                                              8,508,013
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 24.7% (16.1% OF TOTAL INVESTMENTS)

        1,000   Capital Region Airport Authority, Richmond, Virginia, Revenue          7/15 at 100.00        AAA          1,060,510
                 Bonds, Richmond International Airport, Series 2005A,
                 5.000%, 7/01/18 - FSA Insured

        1,000   Chesapeake Bay Bridge and Tunnel Commission, Virginia,                   No Opt. Call        AAA          1,141,510
                 General Resolution Revenue Refunding Bonds, Series 1998,
                 5.500%, 7/01/25 - MBIA Insured

        3,000   Metropolitan Washington D.C. Airports Authority, Airport System       10/11 at 101.00        AAA          3,022,737
                 Revenue Bonds, Series 2001A, 5.500%, 10/01/27 -
                 MBIA Insured (Alternative Minimum Tax)

          250   Metropolitan Washington D.C. Airports Authority, Airport              10/11 at 101.00        AAA            254,435
                 System Revenue Bonds, Series 2001B, 5.000%, 10/01/21 -
                 MBIA Insured

        1,500   Norfolk Airport Authority, Virginia, Airport Revenue Bonds,            7/11 at 100.00         A3          1,495,905
                 Series 2001A, 5.125%, 7/01/31 - FGIC Insured

          500   Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A,         2/15 at 100.00        AAA            512,210
                 5.000%, 2/01/23 - MBIA Insured


                                       56

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION (continued)

$         500   Richmond Metropolitan Authority, Virginia, Revenue Refunding             No Opt. Call       Baa3        $   548,755
                 Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 -
                 FGIC Insured

          455   Virginia Port Authority, Revenue Bonds, Port Authority Facilities,     7/13 at 100.00        Aa3            430,075
                 Series 2006, 5.000%, 7/01/36 - FGIC Insured
                 (Alternative Minimum Tax)

        1,225   Virginia Resources Authority, Airports Revolving Fund                  2/11 at 100.00        Aa2          1,269,615
                 Revenue Bonds, Series 2001A, 5.250%, 8/01/23

        1,250   Virginia Resources Authority, Airports Revolving Fund                  2/11 at 100.00        Aa2          1,241,613
                 Revenue Bonds, Series 2001B, 5.125%, 8/01/27
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       10,680   Total Transportation                                                                                     10,977,365
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 26.1% (17.0% OF TOTAL INVESTMENTS) (5)

          500   Albemarle County Industrial Development Authority, Virginia,           1/12 at 100.00    N/R (5)            553,550
                 Residential Care Facility Revenue Bonds, Westminster Canterbury
                 of the Blue Ridge First Mortgage, Series 2001, 6.200%, 1/01/31
                 (Pre-refunded 1/01/12)

        1,000   Bristol, Virginia, Utility System Revenue Refunding Bonds,               No Opt. Call        AAA          1,081,510
                 Series 2001, 5.000%, 7/15/21 - FSA Insured (ETM)

                Guam Economic Development Authority, Tobacco Settlement
                Asset-Backed Bonds, Series 2001A:
           30    5.000%, 5/15/22 (Pre-refunded 5/15/11)                                5/11 at 100.00   Baa3 (5)             31,852
          850    5.400%, 5/15/31 (Pre-refunded 5/15/11)                                5/11 at 100.00   Baa3 (5)            912,067

           20   Henrico County Economic Development Authority, Virginia,              11/12 at 100.00     A3 (5)             22,163
                 Revenue Bonds, Bon Secours Health System Inc., Series 2002A,
                 5.600%, 11/15/30 (Pre-refunded 11/15/12)

        2,310   Leesburg, Virginia, General Obligation Public Improvement Bonds,       1/11 at 101.00     AA (5)          2,483,735
                 Series 2000, 5.125%, 1/15/21 (Pre-refunded 1/15/11) -
                 FGIC Insured

          425   Loudoun County Industrial Development Authority, Virginia,             6/12 at 101.00    BBB (5)            477,075
                 Hospital Revenue Bonds, Loudoun Hospital Center, Series 2002A,
                 6.000%, 6/01/22 (Pre-refunded 6/01/12)

                Puerto Rico Infrastructure Financing Authority, Special Obligation
                Bonds, Series 2000A:
        1,500    5.500%, 10/01/32                                                     10/10 at 101.00        AAA          1,562,265
        1,500    5.500%, 10/01/40                                                     10/10 at 101.00        AAA          1,559,535

          250   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             7/10 at 100.00        AAA            261,265
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded 7/01/10)

          230   Rockbridge County Industrial Development Authority, Virginia,            No Opt. Call     B2 (5)            243,421
                 Horse Center Revenue Refunding Bonds, Series 2001B,
                 6.125%, 7/15/11 (ETM)

          950   Rockbridge County Industrial Development Authority, Virginia,          7/11 at 105.00     B2 (5)          1,066,290
                 Horse Center Revenue Refunding Bonds, Series 2001C,
                 6.850%, 7/15/21 (Pre-refunded 7/15/11)

          725   Tobacco Settlement Financing Corporation of Virginia,                  6/15 at 100.00        AAA            804,721
                 Tobacco Settlement Asset-Backed Bonds, Series 2005,
                 5.500%, 6/01/26 (Pre-refunded 6/01/15)

          500   Virginia College Building Authority, Educational Facilities            2/12 at 100.00    AA+ (5)            536,605
                 Revenue Bonds, 21st Century College Program, Series 2002A,
                 5.000%, 2/01/22 (Pre-refunded 2/01/12)

------------------------------------------------------------------------------------------------------------------------------------
       10,790   Total U.S. Guaranteed                                                                                    11,596,054
------------------------------------------------------------------------------------------------------------------------------------


                                       57

NGB
Nuveen Virginia Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 2.4% (1.5% OF TOTAL INVESTMENTS)

$       1,000   Mecklenburg County Industrial Development Authority, Virginia,        10/12 at 100.00       Baa1        $ 1,046,040
                 Revenue Bonds, UAE Mecklenburg Cogeneration LP,
                 Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 7.1% (4.7% OF TOTAL INVESTMENTS)

        2,000   Henrico County, Virginia, Water and Sewer System Revenue               5/09 at 102.00        AA+          2,063,020
                 Refunding Bonds, Series 1999, 5.000%, 5/01/22

          500   Virginia Beach, Virginia, Water and Sewer System Revenue              10/15 at 100.00         AA            514,185
                 Bonds, Series 2005, 5.000%, 10/01/30

          595   Virginia Resources Authority, Clean Water State Revolving             10/17 at 100.00        AAA            593,286
                 Fund Revenue Bonds, Series 2007, Residuals 1006,
                 9.690%, 10/01/29 (IF)

------------------------------------------------------------------------------------------------------------------------------------
        3,095   Total Water and Sewer                                                                                     3,170,491
------------------------------------------------------------------------------------------------------------------------------------
$      69,508   Total Investments (cost $68,166,095) - 153.0%                                                            68,113,296
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (4.2)%                                                                       (1,865,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 5.1%                                                                      2,263,808
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.9)% (6)                                                    (24,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $44,512,104
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

               (5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (6) Preferred Shares, at Liquidation Value as a percentage of total investments is (35.2)%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NNB
Nuveen Virginia Dividend Advantage Municipal Fund 2
Portfolio of INVESTMENTS
                                                                    May 31, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 4.0% (2.6% OF TOTAL INVESTMENTS)

$       3,100   Tobacco Settlement Financing Corporation of Virginia, Tobacco          6/17 at 100.00        BBB        $ 2,377,018
                 Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47

        1,430   Tobacco Settlement Financing Corporation of Virginia, Tobacco          6/17 at 100.00        BBB            870,484
                 Settlement Asset-Backed Bonds, Series 2007B2, 0.000%, 6/01/46

------------------------------------------------------------------------------------------------------------------------------------
        4,530   Total Consumer Staples                                                                                    3,247,502
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 6.8% (4.4% OF TOTAL INVESTMENTS)

        1,000   Fairfax County Economic Development Authority, Virginia,               9/09 at 101.00        Aaa          1,026,830
                 Revenue Bonds, National Wildlife Federation, Series 1999,
                 5.375%, 9/01/29 - MBIA Insured

        1,000   Prince William County Industrial Development Authority,               10/13 at 101.00         A3          1,015,400
                 Virginia, Educational Facilities Revenue Bonds, Catholic
                 Diocese of Arlington, Series 2003, 5.500%, 10/01/33

        1,500   Puerto Rico Industrial, Tourist, Educational, Medical and             12/12 at 101.00       BBB-          1,502,115
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Refunding Bonds, Ana G. Mendez University
                 System, Series 2002, 5.375%, 12/01/21

        2,000   Winchester Industrial Development Authority, Virginia, Educational    10/08 at 102.00        AAA          2,047,800
                 Facilities First Mortgage Revenue Bonds, Shenandoah University,
                 Series 1998, 5.250%, 10/01/28 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,500   Total Education and Civic Organizations                                                                   5,592,145
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 24.3% (15.9% OF TOTAL INVESTMENTS)

        1,500   Albemarle County Industrial Development Authority, Virginia,          10/12 at 100.00         A2          1,484,850
                 Hospital Revenue Bonds, Martha Jefferson Hospital, Series 2002,
                 5.250%, 10/01/35

          450   Charlotte County Industrial Development Authority, Virginia,           9/17 at 100.00         A-            449,136
                 Hospital Revenue Bonds, Halifax Regional Hospital Incorporated,
                 Series 2007, 5.000%, 9/01/27

        3,000   Fauquier County Industrial Development Authority, Virginia,           10/12 at 102.00         AA          3,031,979
                 Hospital Revenue Bonds, Fauquier Hospital, Series 2002,
                 5.250%, 10/01/25 - RAAI Insured

        1,000   Fredericksburg Economic Development Authority, Virginia,                 No Opt. Call         A3          1,046,700
                 Hospital Facilities Revenue Bonds, MediCorp Health System,
                 Series 2007, 5.250%, 6/15/23

          675   Fredericksburg Industrial Development Authority, Virginia,             6/12 at 100.00         A3            651,456
                 Revenue Bonds, MediCorp Health System, Series 2002B,
                 5.125%, 6/15/33

        1,500   Harrisonburg Industrial Development Authority, Virginia,               8/16 at 100.00        AAA          1,503,900
                 Hospital Facilities Revenue Bonds, Rockingham Memorial
                 Hospital, Series 2006, 5.000%, 8/15/31 - AMBAC Insured

          960   Henrico County Economic Development Authority, Virginia,              11/12 at 100.00         A-            980,362
                 Revenue Bonds, Bon Secours Health System Inc., Series 2002A,
                 5.600%, 11/15/30

        1,155   Manassas Industrial Development Authority, Virginia, Hospital          4/13 at 100.00         A2          1,140,701
                 Revenue Bonds, Prince William Hospital, Series 2002,
                 5.250%, 4/01/33

        1,200   Norton Industrial Development Authority, Virginia, Hospital           12/11 at 101.00        N/R          1,225,020
                 Revenue Refunding and Improvement Bonds, Norton Community
                 Hospital, Series 2001, 6.000%, 12/01/22 - ACA Insured

        1,000   Prince William County Industrial Development Authority,               10/08 at 102.00        Aaa          1,024,810
                 Virginia, Hospital Facility Revenue Refunding Bonds, Potomac
                 Hospital Corporation of Prince William, Series 1998,
                 5.000%, 10/01/18 - FSA Insured

        3,915   Roanoke Industrial Development Authority, Virginia, Hospital           7/12 at 100.00        AAA          4,095,911
                 Revenue Bonds, Carilion Health System, Series 2002A,
                 5.500%, 7/01/20 - MBIA Insured


                                       59

NNB
Nuveen Virginia Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

                Stafford County Economic Development Authority, Virginia,
                Hospital Facilities Revenue Bonds, MediCorp Health System,
                Series 2006:
$       1,250    5.250%, 6/15/25                                                       6/16 at 100.00         A3        $ 1,280,013
          655    5.250%, 6/15/31                                                       6/16 at 100.00         A3            657,751

          785   Virginia Small Business Financing Authority, Wellmont Health           9/17 at 100.00       BBB+            727,577
                 System Project Revenue Bonds, Series 2007A, 5.250%, 9/01/37

          715   Winchester Industrial Development Authority, Virginia, Hospital        1/17 at 100.00        AA-            717,674
                 Revenue Bonds, Winchester Medical Center, Series 2007,
                 5.125%, 1/01/31

------------------------------------------------------------------------------------------------------------------------------------
       19,760   Total Health Care                                                                                        20,017,840
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 13.6% (8.9% OF TOTAL INVESTMENTS)

        7,485   Virginia Housing Development Authority, Commonwealth                   7/11 at 100.00        AAA          7,569,803
                 Mortgage Bonds, Series 2001H-1, 5.350%, 7/01/31 -
                 MBIA Insured

          500   Virginia Housing Development Authority, Commonwealth                   1/15 at 100.00        AAA            456,870
                 Mortgage Bonds, Series 2005C-2, 4.750%, 10/01/32
                 (Alternative Minimum Tax)

          870   Virginia Housing Development Authority, Commonwealth                   7/15 at 100.00        AAA            818,279
                 Mortgage Bonds, Series 2006, 4.800%, 7/01/29
                 (Alternative Minimum Tax)

        2,600   Virginia Housing Development Authority, Commonwealth                   7/16 at 100.00        AAA          2,376,920
                 Mortgage Bonds, Series 2007B, 4.750%, 7/01/32
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       11,455   Total Housing/Single Family                                                                              11,221,872
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 11.5% (7.6% OF TOTAL INVESTMENTS)

        1,300   Albemarle County Industrial Development Authority, Virginia,           1/17 at 100.00        N/R          1,192,087
                 Residential Care Facilities Mortgage Revenue Bonds,
                 Westminster-Cantebury of the Blue Ridge, Series 2007,
                 5.000%, 1/01/31

          650   Chesterfield County Health Center Commission, Virginia,               12/15 at 100.00        N/R            585,494
                 Mortgage Revenue Bonds, Lucy Corr Village, Series 2005,
                 5.625%, 12/01/39

        1,815   Fairfax County Economic Development Authority, Virginia,              10/17 at 100.00        N/R          1,650,198
                 Residential Care Facilities Mortgage Revenue Bonds,
                 Goodwin House, Inc., Series 2007A, 5.125%, 10/01/37

          500   Fairfax County Economic Development Authority, Virginia,              10/16 at 100.00        BBB            450,045
                 Retirement Center Revenue Bonds, Greenspring Village,
                 Series 2006A, 4.750%, 10/01/26

          855   Henrico County Economic Development Authority, Virginia,                 No Opt. Call       BBB-            763,857
                 Residential Care Facility Revenue Bonds, Westminster
                 Canterbury of Richmond, Series 2006, 5.000%, 10/01/35

        1,300   Industrial Development Authority of the County of                      1/17 at 100.00        N/R          1,185,015
                 Prince William, Virginia, Residential Care Facility Revenue
                 Bonds, Westminster at Lake, First Mortgage, Series 2006,
                 5.125%, 1/01/26

        1,350   James City County Industrial Development Authority, Virginia,          3/12 at 101.00        N/R          1,356,210
                 Residential Care Facility First Mortgage Revenue Refunding
                 Bonds, Williamsburg Landing Inc., Series 2003A,
                 6.000%, 3/01/23

          970   Roanoke Industrial Development Authority, Virginia, Residential       12/16 at 100.00        N/R            797,631
                 Revenue Bonds, Virginia Lutheran Homes Incorporated,
                 Series 2006, 5.000%, 12/01/39

          650   Suffolk Industrial Development Authority, Virginia, Retirement         9/16 at 100.00        N/R            588,985
                 Facilities First Mortgage Revenue Bonds, Lake Prince Center,
                 Series 2006, 5.300%, 9/01/31

          650   Virginia Beach Development Authority, Virginia, Residential           11/15 at 100.00        N/R            634,641
                 Care Facility Mortgage Revenue Bonds, Westminster Canterbury
                 on Chesapeake Bay, Series 2005, 5.000%, 11/01/22

          325   Winchester Industrial Development Authority, Virginia,                 1/15 at 100.00        N/R            312,881
                 Residential Care Facility Revenue Bonds, Westminster-Canterbury
                 of Winchester Inc., Series 2005A, 5.200%, 1/01/27

------------------------------------------------------------------------------------------------------------------------------------
       10,365   Total Long-Term Care                                                                                      9,517,044
------------------------------------------------------------------------------------------------------------------------------------


                                       60

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MATERIALS - 1.7% (1.1% OF TOTAL INVESTMENTS)

$         165   Bedford County Industrial Development Authority, Virginia,             8/08 at 102.00         B2        $   136,326
                 Industrial Development Revenue Refunding Bonds, Nekoosa
                 Packaging Corporation, Series 1998, 5.600%, 12/01/25
                 (Alternative Minimum Tax) (4)

          460   Goochland County Industrial Development Authority, Virginia,          12/08 at 101.00         B2            382,301
                 Industrial Development Revenue Refunding Bonds, Nekoosa
                 Packaging Corporation Project, Series 1998, 5.650%, 12/01/25
                 (Alternative Minimum Tax) (4)

        1,000   Hopewell Industrial Development Authority, Virginia, Environmental       No Opt. Call         B-            863,170
                 Improvement Revenue Bonds, Smurfit Stone Container
                 Corporation, Series 2005, 5.250%, 6/01/15

------------------------------------------------------------------------------------------------------------------------------------
        1,625   Total Materials                                                                                           1,381,797
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 27.3% (17.9% OF TOTAL INVESTMENTS)

          500   Arlington County, Virginia, General Obligation Bonds, Series 2006,     8/16 at 100.00        AAA            540,460
                 5.000%, 8/01/20

        1,750   Chesapeake, Virginia, General Obligation Bonds, Series 2001,          12/11 at 100.00         AA          1,891,663
                 5.500%, 12/01/16

        1,000   Loudoun County, Virginia, General Obligation Bonds, Series 2006,      12/16 at 100.00        AAA          1,057,440
                 5.000%, 12/01/25

        1,730   Loudoun County, Virginia, General Obligation Public Improvement       11/11 at 101.00        AAA          1,799,287
                 Bonds, Series 2001C, 4.500%, 11/01/17

           95   Loudoun County, Virginia, General Obligation Public Improvement        5/12 at 100.00        AAA            100,182
                 Bonds, Series 2002A, 5.250%, 5/01/22

        1,000   Loudoun County, Virginia, General Obligation Public Improvement        6/15 at 100.00        AAA          1,082,820
                 Bonds, Series 2005B, 5.000%, 6/01/18

           40   Portsmouth, Virginia, General Obligation Public Utility Refunding      6/08 at 100.00        AA-             40,052
                 Bonds, Series 2001B, 5.000%, 6/01/21 - FGIC Insured

                Powhatan County, Virginia, General Obligation Bonds, Series 2001:
          660    5.000%, 1/15/23 - AMBAC Insured                                       1/11 at 101.00        AAA            678,579
        1,000    5.000%, 1/15/27 - AMBAC Insured                                       1/11 at 101.00        AAA          1,008,840

        1,000   Richmond, Virginia, General Obligation Bonds, Series 2004A,            7/14 at 100.00        AAA          1,054,800
                 5.000%, 7/15/21 - FSA Insured

                Roanoke, Virginia, General Obligation Public Improvement Bonds,
                Series 2002A:
        2,400    5.000%, 10/01/18                                                     10/12 at 101.00         AA          2,547,456
        2,435    5.000%, 10/01/19                                                     10/12 at 101.00         AA          2,584,606

        1,280   Roanoke, Virginia, General Obligation Public Improvement Bonds,       10/12 at 101.00         AA          1,332,467
                 Series 2002B, 5.000%, 10/01/15 - FGIC Insured
                 (Alternative Minimum Tax)

          600   Virginia Beach, Virginia, General Obligation Bonds, Series 2005,       1/16 at 100.00        AAA            644,784
                 5.000%, 1/15/20

        2,900   Virginia Beach, Virginia, General Obligation Bonds,                   10/17 at 100.00        AAA          3,052,308
                 5.000%, 10/01/26 (UB)

        1,500   Virginia Beach, Virginia, General Obligation Public Improvement        6/11 at 101.00        AAA          1,580,415
                 Bonds, Series 2001, 5.000%, 6/01/19

        1,420   Virginia Beach, Virginia, General Obligation Refunding and Public      3/12 at 100.00        AAA          1,476,970
                 Improvement Bonds, Series 2002, 5.000%, 3/01/21

------------------------------------------------------------------------------------------------------------------------------------
       21,310   Total Tax Obligation/General                                                                             22,473,129
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 20.0% (13.1% OF TOTAL INVESTMENTS)

          130   Bell Creek Community Development Authority, Virginia, Special          3/13 at 101.00        N/R            132,250
                 Assessment Bonds, Series 2003A, 6.750%, 3/01/22

        1,000   Broad Street Community Development Authority, Virginia, Revenue        6/13 at 102.00        N/R          1,053,540
                 Bonds, Series 2003, 7.500%, 6/01/33


                                       61

NNB
Nuveen Virginia Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

                Buena Vista Public Recreational Facilities Authority, Virginia,
                Lease Revenue Bonds, Golf Course Project, Series 2005A:
$         210    5.250%, 7/15/25 - ACA Insured                                         7/15 at 100.00        N/R        $   190,453
          165    5.500%, 7/15/35 - ACA Insured                                         7/15 at 100.00        N/R            140,653

          800   Fairfax County Economic Development Authority, Virginia, Lease         5/16 at 100.00        AA+            861,680
                 Revenue Bonds, Joint Public Uses Community Project,
                 Series 2006, 5.000%, 5/15/18

        1,800   Loudoun County Industrial Development Authority, Virginia,             3/13 at 100.00        AA+          1,895,022
                 Lease Revenue Refunding Bonds,Public Facility Project,
                 Series 2003, 5.000%, 3/01/19

        1,300   Puerto Rico Highway and Transportation Authority, Highway                No Opt. Call        AAA          1,371,695
                 Revenue Bonds, Series 2007N, 5.250%, 7/01/31 -
                 AMBAC Insured

        2,000   Puerto Rico Infrastructure Financing Authority, Special Tax              No Opt. Call        AAA            638,860
                 Revenue Bonds, Series 2005A, 0.000%, 7/01/29 -
                 AMBAC Insured

          400   Puerto Rico Public Buildings Authority, Guaranteed Government          7/12 at 100.00       BBB-            400,128
                 Facilities Revenue Refunding Bonds, Series 2002D,
                 5.250%, 7/01/27

        1,000   Spotsylvania County Industrial Development Authority, Virginia,        8/13 at 100.00        AAA          1,040,450
                 Lease Revenue Bonds, School Facilities, Series 2003B,
                 5.125%, 8/01/23 - AMBAC Insured

        1,000   Stafford County and Staunton Industrial Development Authority,         8/16 at 100.00        AAA          1,037,960
                 Virginia, Revenue Bonds, Virginia Municipal League and
                 Virginia Association of Counties Finance Program, Series 2006A,
                 5.000%, 8/01/23 - MBIA Insured

        1,610   Stafford County Economic Development Authority, Virginia,              4/18 at 100.00        AAA          1,662,969
                 Public Project Lease Revenue Bonds, 5.000%, 4/01/33 -
                 AGC Insured (UB)

          800   Virginia Beach Development Authority, Public Facilities Revenue        5/15 at 100.00        AA+            839,088
                 Bonds, Series 2005A, 5.000%, 5/01/22

          679   Virginia Gateway Community Development Authority,                      3/13 at 102.00        N/R            684,276
                 Prince William County, Special Assessment Bonds, Series 2003,
                 6.375%, 3/01/30

        2,540   Virginia Public School Authority, School Financing Bonds,              8/11 at 101.00        AA+          2,674,036
                 1997 Resolution, Series 2001B, 5.000%, 8/01/19

          570   Virginia Public School Authority, School Financing Bonds,              8/15 at 100.00        AA+            621,243
                 1997 Resolution, Series 2005C, 5.000%, 8/01/17

        1,265   Virginia Resources Authority, Infrastructure Revenue Bonds,            5/10 at 101.00         AA          1,286,922
                 Pooled Loan Bond Program, Series 2001D, 5.000%, 5/01/26

------------------------------------------------------------------------------------------------------------------------------------
       17,269   Total Tax Obligation/Limited                                                                             16,531,225
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 4.0% (2.6% OF TOTAL INVESTMENTS)

        1,000   Metropolitan Washington D.C. Airports Authority, Airport System       10/12 at 100.00        AA-            992,300
                 Revenue Bonds, Series 2002A, 5.125%, 10/01/26 -
                 FGIC Insured (Alternative Minimum Tax)

        1,500   Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A,         2/15 at 100.00        AAA          1,536,630
                 5.000%, 2/01/23 - MBIA Insured

          825   Virginia Port Authority, Revenue Bonds, Port Authority Facilities,     7/13 at 100.00        Aa3            779,807
                 Series 2006, 5.000%, 7/01/36 - FGIC Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,325   Total Transportation                                                                                      3,308,737
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 18.4% (12.1% OF TOTAL INVESTMENTS) (5)

          165   Albemarle County Industrial Development Authority, Virginia,           1/12 at 100.00    N/R (5)            182,672
                 Residential Care Facility Revenue Bonds, Westminster Canterbury
                 of the Blue Ridge First Mortgage, Series 2001, 6.200%, 1/01/31
                 (Pre-refunded 1/01/12)

        1,000   Bristol, Virginia, General Obligation Utility System Revenue             No Opt. Call        AAA          1,082,410
                 Bonds, Series 2002, 5.000%, 11/01/24 - FSA Insured (ETM)


                                       62

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (5) (continued)

$          40   Henrico County Economic Development Authority, Virginia,              11/12 at 100.00     A3 (5)        $    44,327
                 Revenue Bonds, Bon Secours Health System Inc., Series 2002A,
                 5.600%, 11/15/30 (Pre-refunded 11/15/12)

                Loudoun County Industrial Development Authority, Virginia,
                Hospital Revenue Bonds, Loudoun Hospital Center, Series 2002A:
          250    6.000%, 6/01/22 (Pre-refunded 6/01/12)                                6/12 at 101.00    BBB (5)            280,633
          600    6.100%, 6/01/32 (Pre-refunded 6/01/12)                                6/12 at 101.00    BBB (5)            675,762

        1,000   Newport News, Virginia, General Obligation Bonds,                     11/13 at 100.00     AA (5)          1,095,760
                 Series 2003B, 5.000%, 11/01/22 (Pre-refunded 11/01/13)

        2,750   Puerto Rico Infrastructure Financing Authority, Special Obligation    10/10 at 101.00        AAA          2,859,148
                 Bonds, Series 2000A, 5.500%, 10/01/40

        1,100   Puerto Rico Public Buildings Authority, Guaranteed Government          7/12 at 100.00   BBB- (5)          1,176,340
                 Facilities Revenue Refunding Bonds, Series 2002D,
                 5.250%, 7/01/27 (Pre-refunded 7/01/12)

                Puerto Rico Public Finance Corporation, Commonwealth
                Appropriation Bonds, Series 2002E:
          545    5.500%, 8/01/29 (Pre-refunded 2/01/12)                                2/12 at 100.00        Aaa            585,466
          455    5.500%, 8/01/29 (Pre-refunded 2/01/12)                                2/12 at 100.00        AAA            488,784

          475   Rockbridge County Industrial Development Authority, Virginia,          7/11 at 105.00     B2 (5)            533,145
                 Horse Center Revenue Refunding Bonds, Series 2001C,
                 6.850%, 7/15/21 (Pre-refunded 7/15/11)

        1,260   Salem, Virginia, General Obligation Public Improvement Bonds,          1/12 at 100.00    Aa3 (5)          1,366,571
                 Series 2002, 5.375%, 1/01/23 (Pre-refunded 1/01/12)

        1,000   Staunton, Virginia, General Obligation Bonds, Series 2004,             2/14 at 101.00        AAA          1,167,110
                 6.250%, 2/01/25 (Pre-refunded 2/01/14) - AMBAC Insured

                Tobacco Settlement Financing Corporation of Virginia, Tobacco
                Settlement Asset-Backed Bonds, Series 2005:
          600    5.250%, 6/01/19 (Pre-refunded 6/01/12)                                6/12 at 100.00        AAA            636,324
        2,700    5.500%, 6/01/26 (Pre-refunded 6/01/15)                                6/15 at 100.00        AAA          2,996,891

------------------------------------------------------------------------------------------------------------------------------------
       13,940   Total U.S. Guaranteed                                                                                    15,171,343
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 2.5% (1.7% OF TOTAL INVESTMENTS)

        2,000   Mecklenburg County Industrial Development Authority, Virginia,        10/12 at 100.00       Baa1          2,092,080
                 Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002,
                 6.500%, 10/15/17 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 18.5% (12.1% OF TOTAL INVESTMENTS)

          805   Fairfax County Water Authority, Virginia, Water Revenue                4/12 at 100.00        AAA            821,543
                 Refunding Bonds, Series 2002, 5.000%, 4/01/27

                Henry County Public Service Authority, Virginia, Water and
                Sewerage Revenue Refunding Bonds, Series 2001:
        1,000    5.500%, 11/15/17 - FSA Insured                                          No Opt. Call        AAA          1,137,660
        3,000    5.500%, 11/15/19 - FSA Insured                                          No Opt. Call        AAA          3,449,969

                Norfolk, Virginia, Water Revenue Refunding Bonds, Series 2001:
        1,130    5.000%, 11/01/18 - FGIC Insured                                      11/11 at 100.00        AA+          1,176,556
        1,190    5.000%, 11/01/19 - FGIC Insured                                      11/11 at 100.00        AA+          1,239,028
        1,450    5.000%, 11/01/23 - FGIC Insured                                      11/11 at 100.00        AA+          1,498,213
        1,525    5.000%, 11/01/24 - FGIC Insured                                      11/11 at 100.00        AA+          1,567,792

        1,000   Virginia Beach, Virginia, Water and Sewer System Revenue Bonds,       10/15 at 100.00         AA          1,028,370
                 Series 2005, 5.000%, 10/01/30

        1,080   Virginia Resources Authority, Clean Water State Revolving Fund        10/17 at 100.00        AAA          1,076,890
                 Revenue Bonds, Series 2007, Residuals 1006,
                 9.690%, 10/01/29 (IF)


                                       63

NNB
Nuveen Virginia Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER (continued)

$       2,250   Virginia Resources Authority, Water and Sewerage System Revenue        5/11 at 101.00         AA        $ 2,288,138
                 Bonds, Caroline County Public Improvements Project, Series 2001,
                 5.000%, 5/01/32

------------------------------------------------------------------------------------------------------------------------------------
       14,430   Total Water and Sewer                                                                                    15,284,159
------------------------------------------------------------------------------------------------------------------------------------
$     125,509   Total Investments (cost $124,718,630) - 152.6%                                                          125,838,873
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (4.1)%                                                                       (3,385,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                      2,017,697
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.9)% (6)                                                    (42,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $82,471,570
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade. The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

               (5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (6) Preferred Shares, at Liquidation Value as a percentage of total investments is (33.4)%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

                      Statement of
                      ASSETS & LIABILITIES
                                         May 31, 2008

                                                                       MARYLAND         MARYLAND          MARYLAND         MARYLAND
                                                                        PREMIUM         DIVIDEND          DIVIDEND         DIVIDEND
                                                                         INCOME        ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                                                          (NMY)            (NFM)             (NZR)            (NWI)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $223,871,270, $90,410,738,
   $90,958,298 and $114,618,167, respectively)                     $226,571,270      $90,287,117       $91,200,061     $113,940,168
Cash                                                                  3,269,228          384,403           682,027          406,364
Receivables:
   Interest                                                           4,030,251        1,637,451         1,595,228        1,851,508
   Investments sold                                                     135,000          425,207            75,068               --
Other assets                                                              7,256            7,955             4,657            4,777
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                  234,013,005       92,742,133        93,557,041      116,202,817
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Floating Rate Obligations                                             3,250,000        1,338,000         1,335,000        1,657,000
Accrued expenses:
   Management fees                                                      122,730           37,460            33,890           38,257
   Other                                                                 54,765           26,009            26,270           29,705
Common share dividends payable                                          478,184          229,674           229,710          261,905
Preferred share dividends payable                                        13,367           11,347            11,351           11,063
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                               3,919,046        1,642,490         1,636,221        1,997,930
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                               79,100,000       32,000,000        32,000,000       39,000,000
====================================================================================================================================
Net assets applicable to Common shares                             $150,993,959      $59,099,643       $59,920,820     $ 75,204,887
====================================================================================================================================
Common shares outstanding                                            10,640,076        4,185,344         4,192,551        5,363,909
====================================================================================================================================
Net asset value per Common share outstanding (net assets applicable
   to Common shares, divided by Common shares outstanding)         $      14.19      $     14.12       $     14.29     $      14.02
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $    106,401      $    41,853       $    41,926     $     53,639
Paid-in surplus                                                     147,794,543       59,392,514        59,488,757       75,714,486
Undistributed (Over-distribution of) net investment income              199,876          (27,384)          (42,143)          38,423
Accumulated net realized gain (loss) from investments and
   derivative transactions                                              193,139         (183,719)          190,517           76,338
Net unrealized appreciation (depreciation) of investments
   and derivative transactions                                        2,700,000         (123,621)          241,763         (677,999)
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $150,993,959      $59,099,643       $59,920,820     $ 75,204,887
====================================================================================================================================
Authorized shares:
   Common                                                             Unlimited        Unlimited         Unlimited        Unlimited
   Preferred                                                          Unlimited        Unlimited         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      ASSETS & LIABILITIES (continued)
                                         May 31, 2008

                                                                                        VIRGINIA          VIRGINIA         VIRGINIA
                                                                                         PREMIUM          DIVIDEND         DIVIDEND
                                                                                          INCOME         ADVANTAGE      ADVANTAGE 2
                                                                                           (NPV)             (NGB)            (NNB)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $190,378,324, $68,166,095
   and $124,718,630, respectively)                                                  $192,171,994       $68,113,296     $125,838,873
Cash                                                                                   2,706,979         1,327,004          578,454
Receivables:
   Interest                                                                            3,029,939         1,061,310        1,849,725
   Investments sold                                                                      220,000            90,000               --
Other assets                                                                               8,956             7,849            6,478
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                   198,137,868        70,599,459      128,273,530
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Floating Rate Obligations                                                              5,250,000         1,865,000        3,385,000
Accrued expenses:
   Management fees                                                                       102,913            28,168           45,891
   Other                                                                                  47,898            20,886           31,532
Common share dividends payable                                                           413,004           168,253          324,645
Preferred share dividends payable                                                         11,748             5,048           14,892
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                5,825,563         2,087,355        3,801,960
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                                63,800,000        24,000,000       42,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $128,512,305       $44,512,104     $ 82,471,570
====================================================================================================================================
Common shares outstanding                                                              8,933,535         3,133,062        5,731,510
====================================================================================================================================
Net asset value per Common share outstanding (net assets applicable
   to Common shares, divided by Common shares outstanding)                          $      14.39       $     14.21     $      14.39
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                             $     89,335        $   31,331     $     57,315
Paid-in surplus                                                                      125,791,437        44,441,742       81,360,370
Undistributed (Over-distribution of) net investment income                               263,247            37,356         (107,261)
Accumulated net realized gain (loss) from investments and
   derivative transactions                                                               574,616            54,474           40,903
Net unrealized appreciation (depreciation) of investments
   and derivative transactions                                                         1,793,670           (52,799)       1,120,243
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $128,512,305       $44,512,104     $ 82,471,570
====================================================================================================================================
Authorized shares:
   Common                                                                              Unlimited         Unlimited        Unlimited
   Preferred                                                                           Unlimited         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      OPERATIONS
                              Year Ended May 31, 2008

                                                                       MARYLAND         MARYLAND          MARYLAND         MARYLAND
                                                                        PREMIUM         DIVIDEND          DIVIDEND         DIVIDEND
                                                                         INCOME        ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                                                          (NMY)            (NFM)             (NZR)            (NWI)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $11,245,471      $ 4,589,433       $ 4,527,208      $ 5,410,116
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                       1,455,543          582,153           587,568          729,031
Preferred shares - auction fees                                         198,021           80,110            80,110           97,632
Preferred shares - dividend disbursing agent fees                        20,005           10,000            10,011           10,011
Shareholders' servicing agent fees and expenses                          20,890            1,743             1,196            1,193
Interest expense on floating rate obligations                            23,042            9,427             9,414           11,666
Custodian's fees and expenses                                            73,238           34,369            38,639           44,038
Trustees' fees and expenses                                               4,859            1,941             2,282            2,551
Professional fees                                                        18,651           12,103            11,515           13,591
Shareholders' reports - printing and mailing expenses                    45,611           20,462            20,056           24,327
Stock exchange listing fees                                               9,508              454               455              582
Investor relations expense                                               19,524            8,172             8,452           10,483
Other expenses                                                           17,228           13,158            13,213           14,150
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                   1,906,120           774,092          782,911
    959,255
   Custodian fee credit                                                 (28,906)         (11,482)          (13,166)         (13,308)
   Expense reimbursement                                                     --         (168,471)         (200,658)        (306,399)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,877,214          594,139           569,087          639,548
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 9,368,257        3,995,294         3,958,121        4,770,568
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                          (16,478)         306,804           268,320          203,469
   Forward swaps                                                        363,696          115,883            69,275               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                       (4,721,520)      (2,733,280)       (2,314,193)      (2,833,522)
   Forward swaps                                                             --           39,197                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (4,374,302)      (2,271,396)       (1,976,598)      (2,630,053)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                           (2,550,899)      (1,005,532)       (1,008,770)      (1,213,876)
From accumulated net realized gains                                          --               --           (42,112)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                      (2,550,899)      (1,005,532)       (1,050,882)      (1,213,876)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                           $ 2,443,056      $   718,366       $   930,641      $   926,639
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      OPERATIONS (continued)
                                           Year Ended May 31, 2008

                                                                                        VIRGINIA          VIRGINIA         VIRGINIA
                                                                                         PREMIUM          DIVIDEND         DIVIDEND
                                                                                          INCOME         ADVANTAGE      ADVANTAGE 2
                                                                                           (NPV)             (NGB)            (NNB)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                    $ 9,455,915       $ 3,430,444      $ 6,235,491
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                        1,221,701           439,332          797,202
Preferred shares - auction fees                                                          159,719            60,081          105,144
Preferred shares - dividend disbursing agent fees                                         20,009            10,000           10,016
Shareholders' servicing agent fees and expenses                                           17,525             1,070            1,379
Interest expense on floating rate obligations                                             22,168             7,875           14,294
Custodian's fees and expenses                                                             73,414            22,921           42,225
Trustees' fees and expenses                                                                4,341             1,597            2,958
Professional fees                                                                         17,755            11,107           14,123
Shareholders' reports - printing and mailing expenses                                     38,392            14,633           23,205
Stock exchange listing fees                                                                9,560               340              622
Investor relations expense                                                                21,306             7,696           13,446
Other expenses                                                                            16,692            12,445           14,381
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                   1,622,582           589,097        1,038,995
   Custodian fee credit                                                                  (12,144)          (11,565)          (5,620)
   Expense reimbursement                                                                      --          (127,184)        (282,908)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                           1,610,438           450,348          750,467
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  7,845,477         2,980,096        5,485,024
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                                           831,194            60,379           66,158
   Forward swaps                                                                         109,060                --               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                                        (4,632,677)       (2,198,596)      (3,628,537)
   Forward swaps                                                                          39,197                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                               (3,653,226)       (2,138,217)      (3,562,379)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                            (1,939,555)         (678,177)      (1,366,380)
From accumulated net realized gains                                                     (258,821)          (97,853)        (102,026)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                                       (2,198,376)         (776,030)      (1,468,406)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                                            $ 1,993,875       $    65,849      $   454,239
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      CHANGES in NET ASSETS

                                       MARYLAND PREMIUM                   MARYLAND DIVIDEND                  MARYLAND DIVIDEND
                                         INCOME (NMY)                      ADVANTAGE (NFM)                   ADVANTAGE 2 (NZR)
                                -----------------------------       ----------------------------       -----------------------------
                                       YEAR              YEAR              YEAR             YEAR              YEAR             YEAR
                                      ENDED             ENDED             ENDED            ENDED             ENDED            ENDED
                                    5/31/08           5/31/07           5/31/08          5/31/07           5/31/08          5/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $ 9,368,257       $ 9,341,191       $ 3,995,294      $ 3,974,853       $ 3,958,121      $ 3,931,107
Net realized gain (loss) from:
   Investments                      (16,478)           19,964           306,804          137,858           268,320          176,432
   Forward swaps                    363,696                --           115,883               --            69,275               --
Change in net unrealized
   appreciation
   (depreciation) of:
   Investments                   (4,721,520)        1,306,051        (2,733,280)         379,809        (2,314,193)         233,703
   Forward swaps                         --                --            39,197          (39,197)               --               --
Distributions to
   Preferred Shareholders:
   From net investment income    (2,550,899)       (2,475,539)       (1,005,532)        (986,560)       (1,008,770)        (969,809)
   From accumulated net
      realized gains                     --                --                --               --           (42,112)              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                2,443,056         8,191,667           718,366        3,466,763           930,641        3,371,433
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income       (6,484,065)       (7,114,011)       (2,936,953)      (3,120,217)       (2,949,879)      (3,190,218)
From accumulated net
   realized gains                        --                --                --               --          (137,096)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders        (6,484,065)       (7,114,011)       (2,936,953)      (3,120,217)       (3,086,975)      (3,190,218)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
   to shareholders due to reinvestment
   of distributions                  30,834            92,621            56,801          152,937            12,749          156,976
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions        30,834            92,621            56,801          152,937            12,749          156,976
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to
   Common shares                 (4,010,175)        1,170,277        (2,161,786)         499,483        (2,143,585)         338,191
Net assets applicable to Common
   shares at the
   beginning of year            155,004,134       153,833,857        61,261,429       60,761,946        62,064,405       61,726,214
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year   $150,993,959      $155,004,134       $59,099,643      $61,261,429       $59,920,820      $62,064,405
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                 $    199,876      $    (54,806)      $   (27,384)     $   (79,783)      $   (42,143)     $   (41,412)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      CHANGES in NET ASSETS (continued)

                                       MARYLAND DIVIDEND                  VIRGINIA PREMIUM                    VIRGINIA DIVIDEND
                                       ADVANTAGE 3 (NWI)                     INCOME (NPV)                      ADVANTAGE (NGB)
                                -----------------------------       ----------------------------       -----------------------------
                                       YEAR              YEAR              YEAR             YEAR              YEAR             YEAR
                                      ENDED             ENDED             ENDED            ENDED             ENDED            ENDED
                                    5/31/08           5/31/07           5/31/08          5/31/07           5/31/08          5/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $ 4,770,568       $ 4,702,597       $ 7,845,477     $  7,820,312       $ 2,980,096      $ 3,009,500
Net realized gain (loss) from:
   Investments                      203,469           120,873           831,194          662,460            60,379          467,890
   Forward swaps                         --            33,256           109,060              --                 --               --
Change in net unrealized
   appreciation (depreciation) of:
   Investments                   (2,833,522)          907,283        (4,632,677)          53,189        (2,198,596)         (52,127)
   Forward swaps                         --          (211,923)           39,197          (39,197)               --               --
Distributions to
   Preferred Shareholders:
   From net investment income    (1,213,876)       (1,185,502)       (1,939,555)      (2,029,334)         (678,177)        (757,118)
   From accumulated net
      realized gains                     --                --          (258,821)         (38,016)          (97,853)              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                  926,639         4,366,584         1,993,875        6,429,414            65,849        2,668,145
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income       (3,379,332)       (3,570,184)       (5,687,847)      (6,247,006)       (2,183,084)      (2,464,212)
From accumulated net
   realized gains                        --                --          (770,964)        (191,731)         (306,068)             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders        (3,379,332)       (3,570,184)       (6,458,811)      (6,438,737)       (2,489,152)      (2,464,212)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
   to shareholders due to reinvestment
   of distributions                  17,895            34,058            77,205          282,861            27,521           78,442
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions        17,895            34,058            77,205          282,861            27,521           78,442
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to
   Common shares                 (2,434,798)          830,458        (4,387,731)         273,538        (2,395,782)         282,375
Net assets applicable to Common
   shares at the beginning
   of year                       77,639,685        76,809,227       132,900,036      132,626,498        46,907,886       46,625,511
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year    $75,204,887       $77,639,685      $128,512,305     $132,900,036       $44,512,104      $46,907,886
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                  $    38,423       $  (138,732)     $    263,247     $     45,172       $    37,356       $  (81,479)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                              VIRGINIA DIVIDEND
                                                                                                              ADVANTAGE 2 (NNB)
                                                                                                       -----------------------------
                                                                                                              YEAR             YEAR
                                                                                                             ENDED            ENDED
                                                                                                           5/31/08          5/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                  $ 5,485,024      $ 5,503,149
Net realized gain (loss) from:
   Investments                                                                                              66,158          658,811
   Forward swaps                                                                                                --               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                                                          (3,628,537)         (33,280)
   Forward Swaps                                                                                                --               --
Distributions to Preferred Shareholders:
   From net investment income                                                                           (1,366,380)      (1,363,368)
   From accumulated net realized gains                                                                    (102,026)              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                                                         454,239        4,765,312
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                                              (4,107,601)      (4,420,783)
From accumulated net realized gains                                                                       (326,601)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                                                               (4,434,202)      (4,420,783)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
   to shareholders due to reinvestment
   of distributions                                                                                         69,440          150,558
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                                                                               69,440          150,558
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                                                          (3,910,523)         495,087
Net assets applicable to Common
   shares at the beginning of year                                                                      86,382,093       85,887,006
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                                                           $82,471,570      $86,382,093
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                                                                                         $  (107,261)     $  (117,479)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Notes to
                      FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Maryland Premium Income Municipal Fund (NMY), Nuveen Maryland Dividend Advantage Municipal Fund (NFM), Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR), Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI), Nuveen Virginia Premium Income Municipal Fund (NPV), Nuveen Virginia Dividend Advantage Municipal Fund (NGB) and Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB) (collectively, the "Funds"). Common shares of Maryland Premium Income (NMY) and Virginia Premium Income (NPV) are traded on the New York Stock Exchange while Common shares of Maryland Dividend Advantage
(NFM), Maryland Dividend Advantage 2 (NZR), Maryland Dividend Advantage 3 (NWI), Virginia Dividend Advantage (NGB) and Virginia Dividend Advantage 2 (NNB) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Trustees. If the pricing service is unable to supply a price for a municipal bond or forward swap contract, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2008, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective November 30, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds' tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds' net assets or results of operations as of and during the fiscal year ended May 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                 MARYLAND     MARYLAND     MARYLAND     MARYLAND
                                  PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                   INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                    (NMY)        (NFM)        (NZR)        (NWI)
--------------------------------------------------------------------------------
Number of shares:
   Series M                            --        1,280           --           --
   Series T                            --           --           --        1,560
   Series W                         1,404           --           --           --
   Series TH                        1,760           --           --           --
   Series F                            --           --        1,280           --
--------------------------------------------------------------------------------
Total                               3,164        1,280        1,280        1,560
================================================================================

                      Notes to
                      FINANCIAL STATEMENTS (continued)


                                              VIRGINIA     VIRGINIA     VIRGINIA
                                               PREMIUM     DIVIDEND     DIVIDEND
                                                INCOME    ADVANTAGE  ADVANTAGE 2
                                                 (NPV)        (NGB)        (NNB)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                         --           --        1,680
   Series T                                        832           --           --
   Series W                                         --          960           --
   Series TH                                     1,720           --           --
   Series F                                         --           --           --
--------------------------------------------------------------------------------
Total                                            2,552          960        1,680
================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

These developments generally do not affect the management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). A Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater, recourse trust or credit recovery swap is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" in the Statement of Operations.

During the fiscal year ended May 31, 2008, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended May 31, 2008, were as follows:

                                                                   MARYLAND     MARYLAND     MARYLAND     MARYLAND
                                                                    PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                                     INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                                      (NMY)        (NFM)        (NZR)        (NWI)
------------------------------------------------------------------------------------------------------------------
Average floating rate obligations                                  $862,432     $353,546     $352,948     $437,598
Average annual interest rate and fees                                 2.67%        2.67%        2.67%        2.67%
==================================================================================================================
                                                                                VIRGINIA     VIRGINIA     VIRGINIA
                                                                                 PREMIUM     DIVIDEND     DIVIDEND
                                                                                  INCOME    ADVANTAGE  ADVANTAGE 2
                                                                                   (NPV)        (NGB)        (NNB)
------------------------------------------------------------------------------------------------------------------
Average floating rate obligations                                               $982,582     $349,030     $633,552
Average annual interest rate and fees                                              2.26%        2.26%        2.26%
==================================================================================================================

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. Maryland Premium Income
(NMY), Maryland Dividend Advantage (NFM), Maryland Dividend Advantage 2 (NZR) and Virginia Premium Income (NPV) were the only Funds to invest in forward interest rate swap transactions during the fiscal year ended May 31, 2008.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

                      Notes to
                      FINANCIAL STATEMENTS (continued)



Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                            MARYLAND PREMIUM          MARYLAND DIVIDEND         MARYLAND DIVIDEND
                                              INCOME (NMY)             ADVANTAGE (NFM)          ADVANTAGE 2 (NZR)
                                         ---------------------      --------------------      --------------------
                                            YEAR          YEAR         YEAR         YEAR         YEAR         YEAR
                                           ENDED         ENDED        ENDED        ENDED        ENDED        ENDED
                                         5/31/08       5/31/07      5/31/08      5/31/07      5/31/08      5/31/07
------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions    2,122         6,252        3,983        9,782          863        9,920
==================================================================================================================
                                           MARYLAND DIVIDEND          VIRGINIA PREMIUM          VIRGINIA DIVIDEND
                                           ADVANTAGE 3 (NWI)            INCOME (NPV)             ADVANTAGE (NGB)
                                         ---------------------      --------------------      --------------------
                                            YEAR          YEAR         YEAR         YEAR         YEAR         YEAR
                                           ENDED         ENDED        ENDED        ENDED        ENDED        ENDED
                                         5/31/08       5/31/07      5/31/08      5/31/07      5/31/08      5/31/07
------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions    1,239         2,324        5,228       18,377        1,821        4,617
==================================================================================================================
                                                                                                VIRGINIA DIVIDEND
                                                                                                ADVANTAGE 2 (NNB)
                                                                                              --------------------
                                                                                                 YEAR         YEAR
                                                                                                ENDED        ENDED
                                                                                              5/31/08      5/31/07
------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                                                         4,680        9,265
==================================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended May 31, 2008, were as follows:

                                                                   MARYLAND     MARYLAND     MARYLAND     MARYLAND
                                                                    PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                                     INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                                      (NMY)        (NFM)        (NZR)        (NWI)
------------------------------------------------------------------------------------------------------------------
Purchases                                                       $32,021,857  $10,933,359  $12,113,937  $15,997,827
Sales and maturities                                             33,847,662   11,860,939   12,785,289  $15,335,019
==================================================================================================================
                                                                                VIRGINIA     VIRGINIA     VIRGINIA
                                                                                 PREMIUM     DIVIDEND     DIVIDEND
                                                                                  INCOME    ADVANTAGE  ADVANTAGE 2
                                                                                   (NPV)        (NGB)        (NNB)
------------------------------------------------------------------------------------------------------------------
Purchases                                                                    $27,724,865   $7,232,317  $13,129,575
Sales and maturities                                                          29,324,257    6,594,952   12,397,952
==================================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2008, the cost of investments was as follows:

                                                MARYLAND     MARYLAND     MARYLAND      MARYLAND
                                                 PREMIUM     DIVIDEND     DIVIDEND      DIVIDEND
                                                  INCOME    ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3
                                                   (NMY)        (NFM)        (NZR)         (NWI)
------------------------------------------------------------------------------------------------
Cost of investments                         $220,689,330  $89,023,167  $89,574,831  $112,968,527
================================================================================================
                                                             VIRGINIA     VIRGINIA      VIRGINIA
                                                              PREMIUM     DIVIDEND      DIVIDEND
                                                               INCOME    ADVANTAGE   ADVANTAGE 2
                                                                (NPV)        (NGB)         (NNB)
------------------------------------------------------------------------------------------------
Cost of investments                                      $184,760,632  $66,288,495  $121,288,853
================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2008, were as follows:

                                                                MARYLAND      MARYLAND      MARYLAND      MARYLAND
                                                                 PREMIUM      DIVIDEND      DIVIDEND      DIVIDEND
                                                                  INCOME     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                                                   (NMY)         (NFM)         (NZR)         (NWI)
------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                              $ 6,995,021   $ 1,817,592   $ 2,096,389   $ 1,767,524
   Depreciation                                               (4,362,877)   (1,891,519)   (1,806,159)   (2,452,802)
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments    $ 2,632,144   $   (73,927)  $   290,230   $  (685,278)
==================================================================================================================

                                                                              VIRGINIA      VIRGINIA      VIRGINIA
                                                                               PREMIUM      DIVIDEND      DIVIDEND
                                                                                INCOME     ADVANTAGE   ADVANTAGE 2
                                                                                 (NPV)         (NGB)         (NNB)
------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                            $ 6,184,522   $ 1,732,118   $ 3,928,443
   Depreciation                                                             (4,023,160)   (1,771,988)   (2,763,752)
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                  $ 2,161,362   $   (39,870)  $ 1,164,691
==================================================================================================================

                      Notes to
                      FINANCIAL STATEMENTS (continued)



The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2008, the Funds' tax year end, were as follows:

                                                                   MARYLAND     MARYLAND     MARYLAND     MARYLAND
                                                                    PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                                     INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                                      (NMY)        (NFM)        (NZR)        (NWI)
------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                              $603,666     $170,872     $157,399     $283,959
Undistributed net ordinary income **                                 77,161        8,237       73,371        7,997
Undistributed net long-term capital gains                           320,091           --      125,752      122,752
==================================================================================================================
                                                                                VIRGINIA     VIRGINIA     VIRGINIA
                                                                                 PREMIUM     DIVIDEND     DIVIDEND
                                                                                  INCOME    ADVANTAGE  ADVANTAGE 2
                                                                                   (NPV)        (NGB)        (NNB)
------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                                           $380,781     $206,494     $177,008
Undistributed net ordinary income **                                             109,298           --       18,227
Undistributed net long-term capital gains                                        465,316       54,477       56,020
==================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2008, paid on June 2, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended May 31, 2008 and May 31, 2007, was designated for purposes of the dividends paid deduction as follows:

                                                                   MARYLAND     MARYLAND     MARYLAND     MARYLAND
                                                                    PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                                     INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
2008                                                                  (NMY)        (NFM)        (NZR)        (NWI)
------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income ***                     $9,009,735   $3,953,181   $3,960,918   $4,602,748
Distributions from net ordinary income **                           106,313           --        8,769        3,541
Distributions from net long-term capital gains ****                      --           --      179,208           --
==================================================================================================================
                                                                                VIRGINIA     VIRGINIA     VIRGINIA
                                                                                 PREMIUM     DIVIDEND     DIVIDEND
                                                                                  INCOME    ADVANTAGE  ADVANTAGE 2
2008                                                                               (NPV)        (NGB)        (NNB)
------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income ***                                  $7,666,828   $2,850,082   $5,465,830
Distributions from net ordinary income **                                          8,291       28,583       21,724
Distributions from net long-term capital gains ****                            1,029,785      403,921      428,627
==================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2008, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2008.

                                                                   MARYLAND     MARYLAND     MARYLAND     MARYLAND
                                                                    PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                                     INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
2007                                                                  (NMY)        (NFM)        (NZR)        (NWI)
------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                         $9,664,847   $4,128,452   $4,166,021   $4,771,527
Distributions from net ordinary income **                                --           --        6,683           --
Distributions from net long-term capital gains                           --           --          562           --
==================================================================================================================
                                                                                VIRGINIA     VIRGINIA     VIRGINIA
                                                                                 PREMIUM     DIVIDEND     DIVIDEND
                                                                                  INCOME    ADVANTAGE  ADVANTAGE 2
2007                                                                               (NPV)        (NGB)        (NNB)
------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                                      $8,317,694   $3,260,186   $5,809,897
Distributions from net ordinary income **                                             --           --           --
Distributions from net long-term capital gains                                   229,747           --           --
==================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2008, the Funds' tax year end, Maryland Dividend Advantage (NFM) had unused capital loss carryforwards of $183,719 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $106,052, $15,613 and $62,504 of the carryforward will expire in the years ended May 31, 2012, 2013 and 2014, respectively.

Virginia Dividend Advantage 2 (NNB) elected to defer net realized losses from investments incurred from November 1, 2007 through May 31, 2008 ("post-October losses") in accordance with federal income tax regulations. Post-October losses of $6,148 were treated as having arisen on the first day of the following fiscal year.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS                           MARYLAND PREMIUM INCOME (NMY)
(INCLUDING NET ASSETS                              VIRGINIA PREMIUM INCOME (NPV)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                      Notes to
                      FINANCIAL STATEMENTS (continued)



                                               MARYLAND DIVIDEND ADVANTAGE (NFM)
                                             MARYLAND DIVIDEND ADVANTAGE 2 (NZR)
                                             MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
AVERAGE DAILY NET ASSETS                       VIRGINIA DIVIDEND ADVANTAGE (NGB)
(INCLUDING NET ASSETS                        VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of May 31, 2008, the complex-level fee rate was .1851%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1698
$125 billion                                                              .1617
$200 billion                                                              .1536
$250 billion                                                              .1509
$300 billion                                                              .1490
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Maryland Dividend Advantage's (NFM) and Virginia Dividend Advantage's (NGB) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
JANUARY 31,                                 JANUARY 31,
--------------------------------------------------------------------------------
2001*                           .30%        2007                            .25%
2002                            .30         2008                            .20
2003                            .30         2009                            .15
2004                            .30         2010                            .10
2005                            .30         2011                            .05
2006                            .30
================================================================================
*    From the commencement of operations.

                      Notes to
                      FINANCIAL STATEMENTS (continued)



The Adviser has not agreed to reimburse Maryland Dividend Advantage (NFM) and Virginia Dividend Advantage (NGB) for any portion of their fees and expenses beyond January 31, 2011.

For the first ten years of Maryland Dividend Advantage 2's (NZR) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
SEPTEMBER 30,                               SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                           .30%        2007                            .25%
2002                            .30         2008                            .20
2003                            .30         2009                            .15
2004                            .30         2010                            .10
2005                            .30         2011                            .05
2006                            .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Maryland Dividend Advantage 2 (NZR) for any portion of its fees and expenses beyond September 30, 2011.

For the first eight years of Maryland Dividend Advantage 3's (NWI) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
SEPTEMBER 30,                               SEPTEMBER 30,
--------------------------------------------------------------------------------
2002*                           .32%        2007                            .32%
2003                            .32         2008                            .24
2004                            .32         2009                            .16
2005                            .32         2010                            .08
2006                            .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Maryland Dividend Advantage 3 (NWI) for any portion of its fees and expenses beyond September 30, 2010.

For the first ten years of Virginia Dividend Advantage 2's (NNB) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
NOVEMBER 30,                                NOVEMBER 30,
--------------------------------------------------------------------------------
2001*                           .30%        2007                            .25%
2002                            .30         2008                            .20
2003                            .30         2009                            .15
2004                            .30         2010                            .10
2005                            .30         2011                            .05
2006                            .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Virginia Dividend Advantage 2 (NNB) for any portion of its fees and expenses beyond November 30, 2011.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund's agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser on the same terms as the previous agreement. Each new ongoing agreement, was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of May 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of May 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

                      Notes to
                      FINANCIAL STATEMENTS (continued)



7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on July 1, 2008, to shareholders of record on June 15, 2008, as follows:

                                 MARYLAND     MARYLAND     MARYLAND     MARYLAND
                                  PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                   INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                    (NMY)        (NFM)        (NZR)        (NWI)
--------------------------------------------------------------------------------
Dividend per share                 $.0495       $.0585       $.0585       $.0525
================================================================================

                                              VIRGINIA     VIRGINIA     VIRGINIA
                                               PREMIUM     DIVIDEND     DIVIDEND
                                                INCOME    ADVANTAGE  ADVANTAGE 2
                                                 (NPV)        (NGB)        (NNB)
--------------------------------------------------------------------------------
Dividend per share                              $.0530       $.0565       $.0595
================================================================================

Auction Rate Preferred Shares (ARPS)

On June 11, 2008, Nuveen announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the municipal funds' outstanding ARPS, whose auctions have been failing for several months, including an initial phase of approximately $1 billion in forty-one funds. On June 26, 2008, thirteen municipal funds (none of which are included in this shareholder report) issued par redemption notices for a portion of their auction-rate securities aggregating approximately $580 million.

                      Financial
                      HIGHLIGHTS

                      Financial
                      HIGHLIGHTS


Selected data for a Common share outstanding throughout each period:

                                                    Investment Operations                                 Less Distributions
                              ------------------------------------------------------------------   ---------------------------------
                                                        Distributions    Distributions
                                                             from Net             from                    Net
                   Beginning                               Investment          Capital             Investment     Capital
                      Common                      Net       Income to         Gains to              Income to    Gains to
                       Share         Net    Realized/      Preferred         Preferred                 Common      Common
                   Net Asset  Investment   Unrealized          Share-           Share-                 Share-      Share-
                       Value      Income   Gain (Loss)        holders+         holders+    Total      holders     holders     Total
====================================================================================================================================
MARYLAND PREMIUM INCOME (NMY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                  $14.57       $ .88       $ (.41)          $(.24)            $ --     $ .23        $(.61)       $ --     $(.61)
2007                   14.47         .88          .12            (.23)              --       .77         (.67)         --      (.67)
2006                   15.12         .89         (.56)           (.18)              --       .15         (.78)       (.02)     (.80)
2005                   14.28         .92          .92            (.10)              --      1.74         (.90)         --      (.90)
2004                   15.10         .96         (.81)           (.06)              --       .09         (.91)         --      (.91)

MARYLAND DIVIDEND ADVANTAGE (NFM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                   14.65         .95         (.54)           (.24)              --       .17         (.70)         --      (.70)
2007                   14.57         .95          .12            (.24)              --       .83         (.75)         --      (.75)
2006                   15.13         .95         (.47)           (.19)              --       .29         (.85)         --      (.85)
2005                   14.43         .98          .75            (.10)              --      1.63         (.93)         --      (.93)
2004                   15.47        1.01        (1.07)           (.05)              --      (.11)        (.93)         --      (.93)
====================================================================================================================================
                                                           Total Returns
                                                      ----------------------
                                                                      Based
                          Ending                                         on
                          Common                         Based       Common
                           Share        Ending              on    Share Net
                       Net Asset        Market          Market        Asset
                           Value         Value           Value*       Value*
============================================================================
MARYLAND PREMIUM INCOME (NMY)
----------------------------------------------------------------------------
Year Ended 5/31:
2008                      $14.19        $13.10           (7.55)%       1.63%
2007                       14.57         14.84            6.96         5.35
2006                       14.47         14.52           (2.94)        1.08
2005                       15.12         15.78           15.64        12.52
2004                       14.28         14.45          (10.77)         .64

MARYLAND DIVIDEND ADVANTAGE (NFM)
----------------------------------------------------------------------------
Year Ended 5/31:
2008                       14.12         14.19           (2.31)        1.25
2007                       14.65         15.28            5.51         5.74
2006                       14.57         15.19            2.51         1.95
2005                       15.13         15.63            6.22        11.60
2004                       14.43         15.62            2.99         (.69)
============================================================================
                                                               Ratios/Supplemental Data
                 -------------------------------------------------------------------------------------------------------------------
                                        Ratios to Average Net Assets                Ratios to Average Net Assets
                                         Applicable to Common Shares                Applicable to Common Shares
                                         Before Credit/Reimbursement                After Credit/Reimbursement***
                                ------------------------------------------   -------------------------------------------
                      Ending
                         Net
                      Assets
                  Applicable        Expenses        Expenses          Net        Expenses        Expenses          Net    Portfolio
                   to Common       Including       Excluding   Investment       Including       Excluding   Investment     Turnover
                 Shares (000)   Interest++(a)   Interest++(a)     Income++   Interest++(a)   Interest++(a)      Income++       Rate
====================================================================================================================================
MARYLAND PREMIUM INCOME (NMY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                $150,994            1.25%           1.24%        6.13%           1.23%           1.22%        6.15%          14%
2007                 155,004            1.27            1.23         5.95            1.26            1.22         5.96           13
2006                 153,834            1.23            1.23         6.05            1.21            1.21         6.07           13
2005                 160,496            1.24            1.24         6.22            1.23            1.23         6.22           10
2004                 151,107            1.24            1.24         6.54            1.23            1.23         6.55           16

MARYLAND DIVIDEND ADVANTAGE (NFM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                  59,100            1.30            1.28         6.39             .99             .98         6.69           12
2007                  61,261            1.30            1.26         6.06             .93             .89         6.43           12
2006                  60,762            1.26            1.26         5.99             .81             .81         6.44           14
2005                  63,051            1.26            1.26         6.11             .79             .79         6.57           11
2004                  60,041            1.24            1.24         6.34             .78             .78         6.80           10
====================================================================================================================================

                                                       Floating Rate Obligations
                 Preferred Shares at End of Period         at End of Period
              --------------------------------------   -------------------------
                Aggregate   Liquidation                  Aggregate
                   Amount    and Market        Asset        Amount        Asset
              Outstanding         Value     Coverage   Outstanding     Coverage
                    (000)     Per Share    Per Share         (000)   Per $1,000
================================================================================
MARYLAND PREMIUM INCOME (NMY)
--------------------------------------------------------------------------------
Year Ended 5/31:
2008              $79,100       $25,000      $72,722        $3,250      $71,798
2007               79,100        25,000       73,990         2,800       84,609
2006               79,100        25,000       73,620            --           --
2005               79,100        25,000       75,726            --           --
2004               79,100        25,000       72,758            --           --

MARYLAND DIVIDEND ADVANTAGE (NFM)
--------------------------------------------------------------------------------
Year Ended 5/31:
2008               32,000        25,000       71,172         1,338       69,086
2007               32,000        25,000       72,860         1,133       83,314
2006               32,000        25,000       72,470            --           --
2005               32,000        25,000       74,259            --           --
2004               32,000        25,000       71,907            --           --
================================================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  86-87 spread

                      Financial
                      HIGHLIGHTS (continued)


Selected data for a Common share outstanding throughout each period:

                                                    Investment Operations                                 Less Distributions
                              ------------------------------------------------------------------   ---------------------------------
                                                        Distributions    Distributions
                                                             from Net             from                    Net
                   Beginning                               Investment          Capital             Investment     Capital
                      Common                      Net       Income to         Gains to              Income to    Gains to
                       Share         Net    Realized/      Preferred         Preferred                 Common      Common
                   Net Asset  Investment   Unrealized          Share-           Share-                 Share-      Share-
                       Value      Income   Gain (Loss)        holders+         holders+    Total      holders     holders     Total
====================================================================================================================================
MARYLAND DIVIDEND ADVANTAGE 2 (NZR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                  $14.81        $.94       $ (.48)          $(.24)           $(.01)    $ .21        $(.70)      $(.03)    $(.73)
2007                   14.76         .94          .10            (.23)              --       .81         (.76)         --      (.76)
2006                   15.45         .94         (.59)           (.18)              --       .17         (.83)       (.03)     (.86)
2005                   14.64         .94          .90            (.09)              --      1.75         (.88)       (.06)     (.94)
2004                   15.71         .96        (1.08)           (.06)              --      (.18)        (.87)       (.02)     (.89)

MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                   14.48         .89         (.49)           (.23)              --       .17         (.63)         --      (.63)
2007                   14.33         .88          .16            (.22)              --       .82         (.67)         --      (.67)
2006                   14.82         .86         (.46)           (.18)              --       .22         (.71)         --      (.71)
2005                   13.88         .86          .97            (.10)              --      1.73         (.78)       (.01)     (.79)
2004                   14.89         .87        (1.03)           (.06)              --      (.22)        (.79)         --      (.79)
====================================================================================================================================
                                                        Total Returns
                                                   ----------------------
                                                                   Based
                       Ending                                         on
                       Common                         Based       Common
                        Share        Ending              on    Share Net
                    Net Asset        Market          Market        Asset
                        Value         Value           Value*       Value*
=========================================================================
MARYLAND DIVIDEND ADVANTAGE 2 (NZR)
-------------------------------------------------------------------------
Year Ended 5/31:
2008                   $14.29        $14.25           (2.30)%       1.54%
2007                    14.81         15.38            9.32         5.56
2006                    14.76         14.76            1.13         1.14
2005                    15.45         15.41           14.71        12.22
2004                    14.64         14.28           (2.90)       (1.16)

MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
-------------------------------------------------------------------------
Year Ended 5/31:
2008                    14.02         13.01           (7.38)        1.24
2007                    14.48         14.74           11.47         5.75
2006                    14.33         13.85            1.09         1.55
2005                    14.82         14.40           14.98        12.67
2004                    13.88         13.24           (5.97)       (1.51)
=========================================================================
                                                               Ratios/Supplemental Data
                  ------------------------------------------------------------------------------------------------------------------
                                         Ratios to Average Net Assets                Ratios to Average Net Assets
                                          Applicable to Common Shares                Applicable to Common Shares
                                          Before Credit/Reimbursement                After Credit/Reimbursement**
                                 ------------------------------------------   -------------------------------------------
                       Ending
                          Net
                       Assets
                   Applicable        Expenses        Expenses          Net        Expenses        Expenses          Net    Portfolio
                    to Common       Including       Excluding   Investment       Including       Excluding   Investment     Turnover
                  Shares (000)   Interest++(a)   Interest++(a)     Income++   Interest++(a)   Interest++(a)      Income++       Rate
====================================================================================================================================
MARYLAND DIVIDEND ADVANTAGE 2 (NZR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                  $59,921            1.29%           1.28%        6.18%            .94%            .92%        6.53%         13%
2007                   62,064            1.32            1.28         5.86             .90             .86         6.28          10
2006                   61,726            1.25            1.25         5.76             .77             .77         6.23          15
2005                   64,500            1.23            1.23         5.74             .77             .77         6.20          10
2004                   61,064            1.24            1.24         5.90             .78             .78         6.36          11

MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                   75,205            1.26            1.25         5.86             .84             .83         6.29          13
2007                   77,640            1.28            1.24         5.52             .79             .75         6.01          11
2006                   76,809            1.23            1.23         5.41             .73             .73         5.91          14
2005                   79,443            1.23            1.23         5.40             .74             .74         5.89          12
2004                   74,369            1.22            1.22         5.59             .73             .73         6.08          15
====================================================================================================================================

                                                       Floating Rate Obligations
                 Preferred Shares at End of Period         at End of Period
              --------------------------------------   -------------------------
                Aggregate   Liquidation                  Aggregate
                   Amount    and Market        Asset        Amount        Asset
              Outstanding         Value     Coverage   Outstanding     Coverage
                    (000)     Per Share    Per Share         (000)   Per $1,000
================================================================================
MARYLAND DIVIDEND ADVANTAGE 2 (NZR)
--------------------------------------------------------------------------------
Year Ended 5/31:
2008              $32,000       $25,000      $71,813        $1,335      $69,855
2007               32,000        25,000       73,488         1,133       84,022
2006               32,000        25,000       73,224            --           --
2005               32,000        25,000       75,390            --           --
2004               32,000        25,000       72,706            --           --

MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
--------------------------------------------------------------------------------
Year Ended 5/31:
2008               39,000        25,000       73,208         1,657       69,923
2007               39,000        25,000       74,769         1,400       84,314
2006               39,000        25,000       74,237            --           --
2005               39,000        25,000       75,925            --           --
2004               39,000        25,000       72,672            --           --
================================================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  88-89 spread

                      Financial
                      HIGHLIGHTS (continued)


Selected data for a Common share outstanding throughout each period:

                                                    Investment Operations                                 Less Distributions
                              ------------------------------------------------------------------   ---------------------------------
                                                        Distributions    Distributions
                                                             from Net             from                    Net
                   Beginning                               Investment          Capital             Investment     Capital
                      Common                      Net       Income to         Gains to              Income to    Gains to
                       Share         Net    Realized/      Preferred         Preferred                 Common      Common
                   Net Asset  Investment   Unrealized          Share-           Share-                 Share-      Share-
                       Value      Income   Gain (Loss)        holders+         holders+    Total      holders     holders     Total
====================================================================================================================================
VIRGINIA PREMIUM INCOME (NPV)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                  $14.89       $ .88       $ (.40)          $(.22)           $(.03)    $ .23        $(.64)      $(.09)   $ (.73)
2007                   14.89         .88          .07            (.23)              --*      .72         (.70)       (.02)     (.72)
2006                   15.82         .88         (.59)           (.15)            (.03)      .11         (.80)       (.24)    (1.04)
2005                   14.95         .93          .93            (.09)              --      1.77         (.90)         --      (.90)
2004                   15.93         .97         (.99)           (.05)              --      (.07)        (.91)         --      (.91)

VIRGINIA DIVIDEND ADVANTAGE (NGB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                   14.98         .95         (.67)           (.22)            (.03)      .03         (.70)       (.10)     (.80)
2007                   14.91         .96          .14            (.24)              --       .86         (.79)         --      (.79)
2006                   15.52         .97         (.54)           (.17)              --       .26         (.87)         --      (.87)
2005                   14.42         .99         1.13            (.09)              --      2.03         (.93)         --      (.93)
2004                   15.43        1.02        (1.05)           (.05)              --      (.08)        (.93)         --      (.93)
====================================================================================================================================
                                                           Total Returns
                                                      ----------------------
                                                                      Based
                          Ending                                         on
                          Common                         Based       Common
                           Share        Ending              on    Share Net
                       Net Asset        Market          Market        Asset
                           Value         Value           Value**      Value**
=============================================================================
VIRGINIA PREMIUM INCOME (NPV)
-----------------------------------------------------------------------------
Year Ended 5/31:
2008                      $14.39        $14.04           (2.94)%       1.56%
2007                       14.89         15.24            7.18         4.89
2006                       14.89         14.91           (9.98)        0.71
2005                       15.82         17.65           24.54        12.13
2004                       14.95         14.95          (10.70)        (.42)

VIRGINIA DIVIDEND ADVANTAGE (NGB)
-----------------------------------------------------------------------------
Year Ended 5/31:
2008                       14.21         14.81          (10.58)         .23
2007                       14.98         17.51            7.24         5.82
2006                       14.91         17.10            5.86         1.74
2005                       15.52         16.99           19.11        14.46
2004                       14.42         15.07           (8.11)        (.50)
=============================================================================
                                                              Ratios/Supplemental Data
                 -------------------------------------------------------------------------------------------------------------------
                                        Ratios to Average Net Assets                Ratios to Average Net Assets
                                         Applicable to Common Shares                Applicable to Common Shares
                                         Before Credit/Reimbursement                After Credit/Reimbursement**
                                ------------------------------------------   -------------------------------------------
                      Ending
                         Net
                      Assets
                  Applicable        Expenses        Expenses          Net        Expenses        Expenses          Net    Portfolio
                   to Common       Including       Excluding   Investment       Including       Excluding   Investment     Turnover
                 Shares (000)   Interest++(a)   Interest++(a)     Income++   Interest++(a)   Interest++(a)      Income++       Rate
====================================================================================================================================
VIRGINIA PREMIUM INCOME (NPV)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                $128,512            1.25%           1.23%        6.02%           1.24%           1.22%        6.03%         14%
2007                 132,900            1.20            1.20         5.80            1.19            1.19         5.82          16
2006                 132,626            1.19            1.19         5.75            1.17            1.17         5.77          16
2005                 140,340            1.20            1.20         5.98            1.19            1.19         5.99          17
2004                 132,122            1.20            1.20         6.33            1.19            1.19         6.34          14

VIRGINIA DIVIDEND ADVANTAGE (NGB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                  44,512            1.30            1.28         6.28            1.00             .98         6.59          10
2007                  46,908            1.27            1.27         5.99             .90             .90         6.36          23
2006                  46,626            1.26            1.26         5.93             .82             .82         6.38          16
2005                  48,474            1.28            1.28         6.13             .81             .81         6.59          15
2004                  44,988            1.24            1.24         6.39             .77             .77         6.86           7
====================================================================================================================================

                                                       Floating Rate Obligations
                 Preferred Shares at End of Period         at End of Period
              --------------------------------------   -------------------------
                Aggregate   Liquidation                  Aggregate
                   Amount    and Market        Asset        Amount        Asset
              Outstanding         Value     Coverage   Outstanding     Coverage
                    (000)     Per Share    Per Share         (000)   Per $1,000
================================================================================
VIRGINIA PREMIUM INCOME (NPV)
--------------------------------------------------------------------------------
Year Ended 5/31:
2008              $63,800       $25,000      $75,357        $5,250      $37,631
2007               63,800        25,000       77,077            --           --
2006               63,800        25,000       76,970            --           --
2005               63,800        25,000       79,992            --           --
2004               63,800        25,000       76,772            --           --

VIRGINIA DIVIDEND ADVANTAGE (NGB)
--------------------------------------------------------------------------------
Year Ended 5/31:
2008               24,000        25,000       71,367         1,865       37,736
2007               24,000        25,000       73,862            --           --
2006               24,000        25,000       73,568            --           --
2005               24,000        25,000       75,493            --           --
2004               24,000        25,000       71,863            --           --
================================================================================

* Distributions from Capital Gains to Preferred Shareholders rounds to less than $.01 per share.

** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in calculation. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  90-91 spread

                      Financial
                      HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                    Investment Operations                                  Less Distributions
                              ------------------------------------------------------------------   ---------------------------------
                                                        Distributions    Distributions
                                                             from Net             from                    Net
                   Beginning                               Investment          Capital             Investment     Capital
                      Common                      Net       Income to         Gains to              Income to    Gains to
                       Share         Net    Realized/      Preferred         Preferred                 Common      Common
                   Net Asset  Investment   Unrealized          Share-           Share-                 Share-      Share-
                       Value      Income   Gain (Loss)        holders+         holders+    Total      holders     holders     Total
====================================================================================================================================
VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                  $15.08        $.96       $ (.61)          $(.24)           $(.02)    $ .09        $(.72)      $(.06)   $ (.78)
2007                   15.02         .96          .11            (.24)              --       .83         (.77)         --      (.77)
2006                   15.70         .95         (.52)           (.18)            (.01)      .24         (.85)       (.07)     (.92)
2005                   14.79         .96         1.13            (.09)            (.01)     1.99         (.89)       (.19)    (1.08)
2004                   16.02         .99        (1.22)           (.06)              --      (.29)        (.89)       (.05)     (.94)
====================================================================================================================================
                                                         Total Returns
                                                    ----------------------
                                                                    Based
                        Ending                                         on
                        Common                         Based       Common
                         Share        Ending              on    Share Net
                     Net Asset        Market          Market        Asset
                         Value         Value           Value*       Value*
==========================================================================
VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)
--------------------------------------------------------------------------
Year Ended 5/31:
2008                    $14.39        $14.65           (7.58)%        .63%
2007                     15.08         16.73            6.96         5.60
2006                     15.02         16.40            3.45         1.53
2005                     15.70         16.74           21.96        13.75
2004                     14.79         14.65           (3.81)       (1.84)
==========================================================================
                                                              Ratios/Supplemental Data
                  ------------------------------------------------------------------------------------------------------------------
                                        Ratios to Average Net Assets                Ratios to Average Net Assets
                                         Applicable to Common Shares                Applicable to Common Shares
                                         Before Credit/Reimbursement                After Credit/Reimbursement**
                                ------------------------------------------   -------------------------------------------
                       Ending
                          Net
                       Assets
                   Applicable       Expenses        Expenses          Net        Expenses        Expenses          Net    Portfolio
                    to Common      Including       Excluding   Investment       Including       Excluding   Investment     Turnover
                  Shares (000)  Interest++(a)   Interest++(a)     Income++   Interest++(a)   Interest++(a)      Income++       Rate
====================================================================================================================================
VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                  $82,472           1.24%           1.22%        6.21%            .90%            .88%        6.56%         10%
2007                   86,382           1.21            1.21         5.89             .78             .78         6.31          19
2006                   85,887           1.19            1.19         5.75             .73             .73         6.21          10
2005                   89,626           1.19            1.19         5.74             .74             .74         6.19          13
2004                   84,248           1.20            1.20         5.99             .74             .74         6.44          16
====================================================================================================================================

                                                       Floating Rate Obligations
                 Preferred Shares at End of Period         at End of Period
              --------------------------------------   -------------------------
                Aggregate   Liquidation                  Aggregate
                   Amount    and Market        Asset        Amount        Asset
              Outstanding         Value     Coverage   Outstanding     Coverage
                    (000)     Per Share    Per Share         (000)   Per $1,000
================================================================================
VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)
--------------------------------------------------------------------------------
Year Ended 5/31:
2008              $42,000       $25,000      $74.090        $3,385      $37,772
2007               42,000        25,000       76,418            --           --
2006               42,000        25,000       76,123            --           --
2005               42,000        25,000       78,349            --           --
2004               42,000        25,000       75,148            --           --
================================================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  92-93 spread

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(1)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS

INDEPENDENT BOARD MEMBERS:
[] ROBERT P. BREMNER                                                                    Private Investor and Management Consultant.
   8/22/40                     Chairman of           1997
   333 W. Wacker Drive         the Board             CLASS III             186
   Chicago, IL 60606           and Board member

[] JACK B. EVANS                                                                        President, The Hall-Perrine Foundation, a
   10/22/48                                          1999                               private philanthropic corporation (since
   333 W. Wacker Drive         Board member          CLASS III             186          1996); Director and Vice Chairman, United
   Chicago, IL 60606                                                                    Fire Group, a publicly held company;
                                                                                        Member of the Board of Regents for the
                                                                                        State of Iowa University System;
                                                                                        Director, Gazette Companies; Life Trustee
                                                                                        of Coe College and Iowa College
                                                                                        Foundation; Member of the Advisory
                                                                                        Council of the Department of Finance in
                                                                                        the Tippie College of Business,
                                                                                        University of Iowa; formerly, Director,
                                                                                        Alliant Energy; formerly, Director,
                                                                                        Federal Reserve Bank of Chicago;
                                                                                        formerly, President and Chief Operating
                                                                                        Officer, SCI Financial Group, Inc., a
                                                                                        regional financial services firm.

[] WILLIAM C. HUNTER                                                                    Dean, Tippie College of Business,
   3/6/48                                            2004                               University of Iowa (since July 2006);
   333 W. Wacker Drive         Board member          ANNUAL                186          formerly, Dean and Distinguished
   Chicago, IL 60606                                                                    Professor of Finance, School of Business
                                                                                        at the University of Connecticut
                                                                                        (2003-2006); previously, Senior Vice
                                                                                        President and Director of Research at the
                                                                                        Federal Reserve Bank of Chicago
                                                                                        (1995-2003); Director (since 1997),
                                                                                        Credit Research Center at Georgetown
                                                                                        University; Director (since 2004) of
                                                                                        Xerox Corporation; Director (since 2005),
                                                                                        Beta Gamma Sigma International Honor
                                                                                        Society; Director, SS&C Technologies,
                                                                                        Inc. (May 2005-October 2005).

[] DAVID J. KUNDERT                                                                     Director, Northwestern Mutual Wealth
   10/28/42                                          2005                               Management Company; Retired (since 2004)
   333 W. Wacker Drive         Board member          CLASS II              186          as Chairman, JPMorgan Fleming Asset
   Chicago, IL 60606                                                                    Management, President and CEO, Banc One
                                                                                        Investment Advisors Corporation, and
                                                                                        President, One Group Mutual Funds; prior
                                                                                        thereto, Executive Vice President, Banc
                                                                                        One Corporation and Chairman and CEO,
                                                                                        Banc One Investment Management Group;
                                                                                        Member, Board of Regents, Luther College;
                                                                                        member of the Wisconsin Bar Association;
                                                                                        member of Board of Directors, Friends of
                                                                                        Boerner Botanical Gardens; member of
                                                                                        Investment Committee, Greater Milwaukee
                                                                                        Foundation.

[] WILLIAM J. SCHNEIDER                                                                 Chairman, formerly, Senior Partner and
   9/24/44                                           1997                               Chief Operating Officer (retired, 2004)
   333 W. Wacker Drive         Board member          ANNUAL                186          of Miller-Valentine Partners Ltd., a real
   Chicago, IL 60606                                                                    estate investment company; Director,
                                                                                        Dayton Development Coalition; formerly,
                                                                                        member, Business Advisory Council,
                                                                                        Cleveland Federal Reserve Bank.


                                       94

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(1)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS
INDEPENDENT BOARD MEMBERS:
[] JUDITH M. STOCKDALE                                                                  Executive Director, Gaylord and Dorothy
   12/29/47                                          1997                               Donnelley Foundation (since 1994); prior
   333 W. Wacker Drive         Board member          CLASS I               186          thereto, Executive Director, Great Lakes
   Chicago, IL 60606                                                                    Protection Fund (from 1990 to 1994).

[] CAROLE E. STONE                                                                      Director, Chicago Board Options Exchange
   6/28/47                                           2007                               (since 2006); Chair New York Racing
   333 W. Wacker Drive         Board member          CLASS I               186          Association Oversight Board (since 2005);
   Chicago, IL 60606                                                                    Commissioner, New York State Commission
                                                                                        on Public Authority Reform (since 2005);
                                                                                        formerly Director, New York State
                                                                                        Division of the Budget (2000-2004),
                                                                                        Chair, Public Authorities Control Board
                                                                                        (2000-2004) and Director, Local
                                                                                        Government Assistance Corporation
                                                                                        (2000-2004).

[] TERENCE J. TOTH(2)
   9/29/59                                           2008                               Private Investor (since 2007); CEO and
   333 W. Wacker Drive         Board Member          CLASS II           174(4)          President, Northern Trust Investments
   Chicago, IL 60606                                                                    (2004-2007); Executive Vice President,
                                                                                        Quantitative Management & Securities
                                                                                        Lending (2007-2004); prior thereto,
                                                                                        various positions with Northern Trust
                                                                                        Company (since 1994); Member: Goodman
                                                                                        Theatre Board (Since 2004); Chicago
                                                                                        Fellowship Boards (since 2005),
                                                                                        University of Illinois Leadership Council
                                                                                        Board (since 2007) and Catalyst Schools
                                                                                        of Chicago Board (since 2008); formerly
                                                                                        Member: Northern Trust Mutual Funds Board
                                                                                        (2005-2007), Northern Trust Japan Board
                                                                                        (2004-2007), Northern Trust Securities
                                                                                        Inc. Board (2003-2007) and Northern Trust
                                                                                        Hong Kong Board (1997-2004).

INTERESTED BOARD MEMBER:

[] JOHN P. AMBOIAN(2)(3)                                                                Chief Executive Officer (since July 2007)
   6/14/61                                           2008                               and Director (since 1999) of Nuveen
   333 W. Wacker Drive         Board Member          CLASS II           174(4)          Investments, Inc.; Chief Executive
   Chicago, IL 60606                                                                    Officer (since 2007) of Nuveen Asset
                                                                                        Management, Rittenhouse Asset Management,
                                                                                        Nuveen Investments Advisors, Inc.
                                                                                        formerly, President (1999-2004) of Nuveen
                                                                                        Advisory Corp. and Nuveen Institutional
                                                                                        Advisory Corp.

OFFICERS OF THE FUND:

[] GIFFORD R. ZIMMERMAN                                                                 Managing Director (since 2002), Assistant
   9/9/56                      Chief                                                    Secretary and Associate General Counsel,
   333 W. Wacker Drive         Administrative        1988                  186          formerly, Vice President and Assistant
   Chicago, IL 60606           Officer                                                  General Counsel, of Nuveen Investments,
                                                                                        LLC; Managing Director (since 2002),
                                                                                        Associate General Counsel and Assistant
                                                                                        Secretary, of Nuveen Asset Management;
                                                                                        Vice President and Assistant Secretary of
                                                                                        NWQ Investment Management Company, LLC.
                                                                                        (since 2002), Nuveen Investments Advisers
                                                                                        Inc. (since 2002), Symphony Asset
                                                                                        Management LLC, and NWQ Investment
                                                                                        Management Company, LLC (since 2003),
                                                                                        Tradewinds Global Investors, LLC, and
                                                                                        Santa Barbara Asset Management, LLC
                                                                                        (since 2006); Nuveen HydePark Group LLC
                                                                                        and Richards & Tierney, Inc. (since
                                                                                        2007); Managing Director, Associate
                                                                                        General Counsel and Assistant Secretary
                                                                                        of Rittenhouse Asset Management, Inc.
                                                                                        (since 2003); Managing Director (since
                                                                                        2004) and Assistant Secretary (since
                                                                                        1994) of Nuveen Investments, Inc.;
                                                                                        formerly, Managing Director (2002-2004),
                                                                                        General Counsel (1998-2004) and Assistant
                                                                                        Secretary of Nuveen Advisory Corp. and
                                                                                        Nuveen Institutional Advisory Corp.(5);
                                                                                        Chartered Financial Analyst.

[] WILLIAM ADAMS IV                                                                     Executive Vice President, U.S. Structured
   6/9/55                                                                               Products of Nuveen Investments, LLC,
   333 W. Wacker Drive         Vice President        2007                  120          (since 1999), prior thereto, Managing
   Chicago, IL 60606                                                                    Director of Structured Investments.


                                       95

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(6)   IN FUND COMPLEX     DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER

OFFICERS OF THE FUND:
[] CEDRIC H. ANTOSIEWICZ
   1/11/62                                                                              Managing Director, (since 2004)
   333 W. Wacker Drive         Vice President        2007                  120          previously, Vice President (1993-2004) of
   Chicago, IL 60606                                                                    Nuveen Investments, LLC.

[] MICHAEL T. ATKINSON                                                                  Vice President (since 2002) of Nuveen
   2/3/66                      Vice President                                           Investments, LLC.
   333 W. Wacker Drive         and Assistant         2000                  186
   Chicago, IL 60606           Secretary

[] LORNA C. FERGUSON                                                                    Managing Director (since 2004), formerly,
   10/24/45                                                                             Vice President of Nuveen Investments,
   333 W. Wacker Drive         Vice President        1998                  186          LLC, Managing Director (2004) formerly,
   Chicago, IL 60606                                                                    Vice President (1998-2004) of Nuveen
                                                                                        Advisory Corp. and Nuveen Institutional
                                                                                        Advisory Corp.(5); Managing Director
                                                                                        (since 2005) of Nuveen Asset Management.

[] STEPHEN D. FOY                                                                       Vice President (since 1993) and Funds
   5/31/54                     Vice President                                           Controller (since 1998) of Nuveen
   333 W. Wacker Drive         and Controller        1998                  186          Investments, LLC; formerly, Vice
   Chicago, IL 60606                                                                    President and Funds Controller
                                                                                        (1998-2004) of Nuveen Investments, Inc.;
                                                                                        Certified Public Accountant.

[] WALTER M. KELLY                                                                      Senior Vice President (since 2008), Vice
   2/24/70                     Chief Compliance                                         President (2006-2008) formerly, Assistant
   333 W. Wacker Drive         Officer and           2003                  186          Vice President and Assistant General
   Chicago, IL 60606           Vice President                                           Counsel (2003-2006) of Nuveen
                                                                                        Investments, LLC; Vice President (since
                                                                                        2006) and Assistant Secretary (since
                                                                                        2008) of Nuveen Asset Management.

[] DAVID J. LAMB                                                                        Vice President (since 2000) of Nuveen
   3/22/63                                                                              Investments, LLC; Certified Public
   333 W. Wacker Drive         Vice President        2000                  186          Accountant.
   Chicago, IL 60606

[] TINA M. LAZAR                                                                        Vice President of Nuveen Investments, LLC
   8/27/61                                                                              (since 1999).
   333 W. Wacker Drive         Vice President        2002                  186
   Chicago, IL 60606

[] LARRY W. MARTIN                                                                      Vice President, Assistant Secretary and
   7/27/51                     Vice President                                           Assistant General Counsel of Nuveen
   333 W. Wacker Drive         and Assistant         1988                  186          Investments, LLC; Vice President (since
   Chicago, IL 60606           Secretary                                                2005) and Assistant Secretary of Nuveen
                                                                                        Investments, Inc.; Vice President (since
                                                                                        2005) and Assistant Secretary (since
                                                                                        1997) of Nuveen Asset Management; Vice
                                                                                        President (since 2000), Assistant
                                                                                        Secretary and Assistant General Counsel
                                                                                        (since 1998) of Rittenhouse Asset
                                                                                        Management, Inc.; Vice President and
                                                                                        Assistant Secretary of Nuveen Investments
                                                                                        Advisers Inc. (since 2002); NWQ
                                                                                        Investment Management Company, LLC (since
                                                                                        2002), Symphony Asset Management LLC
                                                                                        (since 2003), Tradewinds Global
                                                                                        Investors, LLC, Santa Barbara Asset
                                                                                        Management LLC (since 2006) and of Nuveen
                                                                                        HydePark Group, LLC and Richards
                                                                                        & Tierney, Inc. (since 2007); formerly,
                                                                                        Vice President and Assistant Secretary of
                                                                                        Nuveen Advisory Corp. and Nuveen
                                                                                        Institutional Advisory Corp.(5)


                                       96

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(6)   IN FUND COMPLEX     DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER

OFFICERS OF THE FUND:
[] KEVIN J. MCCARTHY                                                                    Managing Director (since 2008), formerly,
   3/26/66                     Vice President                                           Vice President (2007-2008), Nuveen
   333 W. Wacker Drive         and Secretary         2007                  186          Investments, LLC; Vice President, and
   Chicago, IL 60606                                                                    Assistant Secretary, Nuveen Asset
                                                                                        Management, Rittenhouse Asset Management,
                                                                                        Inc., Nuveen Investment Advisers Inc.,
                                                                                        Nuveen Investment Institutional Services
                                                                                        Group LLC, NWQ Investment Management
                                                                                        Company, LLC, Tradewinds Global Investors
                                                                                        LLC, NWQ Holdings, LLC, Symphony Asset
                                                                                        Management LLC, Santa Barbara Asset
                                                                                        Management LLC, Nuveen HydePark Group,
                                                                                        LLC and Richards & Tierney, Inc. (since
                                                                                        2007); Managing Director (since 2008),
                                                                                        formerly, Vice President (2007-2008) and
                                                                                        Assistant General Counsel, Nuveen
                                                                                        Investments, Inc. prior thereto, Partner,
                                                                                        Bell, Boyd & Lloyd LLP (1997-2007).

[] JOHN V. MILLER                                                                       Managing Director (since 2007), formerly,
   4/10/67                     Vice President                                           Vice President (2002-2007) of Nuveen
   333 W. Wacker Drive         and Assistant         2007                  186          Investments, LLC; Chartered Financial
   Chicago, IL 60606                                                                    Analyst.

[] CHRISTOPHER M. ROHRBACHER                                                            Vice President, Nuveen Investments, LLC
   8/1/71                      Vice President                                           (since 2008); Vice President and
   333 W. Wacker Drive         and Assistant         2008                  186          Assistant Secretary, Nuveen Asset
   Chicago, IL 60606           Secretary                                                Management (since 2008); Vice President
                                                                                        and Assistant General Counsel, Nuveen
                                                                                        Investment, Inc. (since 2008); prior
                                                                                        thereto, Associate, Skadden, Arps, Slate
                                                                                        Meagher & Flom LLP (2002-2008).


[] JAMES F. RUANE                                                                       Vice President, Nuveen Investments since
   7/3/62                      Vice President                                           2007; prior thereto, Partner, Deloitte &
   333 W. Wacker Drive         and Assistant         2007                  186          Touche USA LLP (since 2005), formerly,
   Chicago, IL 60606           Secretary                                                senior tax manager (since 2002);
                                                                                        Certified Public Accountant.

[] MARK L. WINGET                                                                       Vice President, Nuveen Investments, LLC
   12/21/68                    Vice President                                           (since 2008); Vice President and
   333 W. Wacker Drive         and Assistant         2008                  186          Assistant Secretary, Nuveen Asset
   Chicago, IL 60606           Secretary                                                Management (since 2008); Vice President
                                                                                        and Assistant General Counsel, Nuveen
                                                                                        Investments Inc. (since 2008); prior
                                                                                        thereto, Counsel, Vedder Price P.C.
                                                                                        (1997-2007).

(1) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian and Mr. Toth were appointed to the Board of Trustees of certain Nuveen Funds, effective July 1, 2008. In connection with the appointment of Mr. Amboian as trustee, Timothy R. Schwertfeger, an interested trustee, resigned from the Board of Trustees, effective July 1, 2008.

(3) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4) Mr. Amboian and Mr. Toth are standing for election to the Boards of twelve Nuveen closed-end funds whose annual meeting on June 30, 2008 was adjourned to July 29, 2008.

(5) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(6) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.


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

Annual Investment
Management Agreement
       APPROVAL PROCESS


The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be)(each a "Board" and each Trustee or Director, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (each, an "Advisory Agreement") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.   NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds;

the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM's ability to supervise the Fund's other service providers and given the importance of compliance, NAM's compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities and the costs of such activities. The Independent Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining its closed-end fund website; and providing educational seminars. With respect to closed-end funds that utilize leverage through the issuance of auction rate preferred securities ("ARPS"), the Board has recognized the unprecedented market conditions in the auction rate market industry with the failure of the auction process. The Independent Board Members noted Nuveen's efforts and the resources and personnel employed to analyze the situation, explore potential alternatives and develop and implement solutions that serve the interests of the respective Fund and all of its shareholders. The Independent Board Members further noted Nuveen's commitment and efforts to keep investors and financial advisers informed as to its progress in addressing the ARPS situation through, among other things, conference calls, press releases, and information posted on its website as well as its refinancing activities. The Independent Board Members also noted Nuveen's continued support for holders of preferred shares of its closed-end funds by, among other things, seeking distribution for preferred shares with new market participants, managing relations with remarketing agents and the broker community, maintaining the leverage and risk management of leverage and maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B.   THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Independent Board Members also reviewed portfolio level performance (which does not reflect fund level fees, expenses and leverage), as described in further detail below.

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective Fund's investment objectives and strategies thereby hindering a meaningful comparison of the Fund's performance with that of the Performance Peer Group.

With respect to state specific municipal funds, the Independent Board Members also recognized that certain funds lack comparable peers in which case their performance is measured against a more general municipal category for various states. The closed-end municipal funds that do not have corresponding state-specific Performance Peer Groups are from states other than New York, California, Florida, New Jersey, Michigan, and Pennsylvania.

With respect to municipal funds, the Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized benchmarks for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Performance Peer Group for the quarter and same yearly periods ending March 31, 2008. The Independent Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses (and leverage for closed-end funds)) compared to recognized benchmarks for the one- three, and five-year periods ending December 31, 2007 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C.   FEES, EXPENSES AND PROFITABILITY

     1.   FEES AND EXPENSES

     The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the "Peer Universe") and/or a more focused subset of funds therein (the "Peer Group"). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. With respect to closed-end funds, the Independent Board Members also considered, among other things, the differences in the use of leverage and with respect to municipal funds, the Independent Board Members considered the differences in the use of insurance as well as the states reflected in a respective Peer Group for the state municipal funds (such as the use of a general "other states" category for closed-end state funds (other than New York and California)). In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

     2.   COMPARISONS WITH THE FEES OF OTHER CLIENTS

     The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. With respect to municipal funds, such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

     3.   PROFITABILITY OF NUVEEN

     In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen's profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

     In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveeninvestment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.   ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees. In this regard, given that the Funds are closed-end funds, the Independent Board Members recognized that although the Funds may from time to time make additional share offerings, the growth in their assets will occur primarily through appreciation of such Fund's investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular Fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its Funds in the complex and therefore all Funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E.   INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.   OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Reinvest Automatically
  EASILY and CONVENIENTLY


NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT


[] AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

[] AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

[] AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

[] INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

[] LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

[] MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

[] NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

[] TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

[] ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Other Useful INFORMATION



QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.


BOARD OF TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No common or preferred shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-------------------


SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Managing $153 billion in assets, as of March 31, 2008, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


Learn more about Nuveen Funds at:         www.nuveen.com/etf

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                                                                     EAN-A-0508D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

               Nuveen Maryland Dividend Advantage Municipal Fund 2

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                         AUDIT FEES BILLED      AUDIT-RELATED FEES           TAX FEES          ALL OTHER FEES
FISCAL YEAR ENDED                           TO FUND (1)         BILLED TO FUND (2)      BILLED TO FUND (3)    BILLED TO FUND (4)
--------------------------------------------------------------------------------------------------------------------------------
May 30, 2008                                  $ 10,025                 $ 0                   $ 500                 $   800
--------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                 0%                  0%                      0%                      0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------------------
May 31, 2007                                  $  8,849                 $ 0                   $   0                 $ 2,250
--------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                 0%                  0%                      0%                      0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                       AUDIT-RELATED FEES      TAX FEES BILLED TO        ALL OTHER FEES
                                       BILLED TO ADVISER AND       ADVISER AND           BILLED TO ADVISER
                                          AFFILIATED FUND        AFFILIATED FUND        AND AFFILIATED FUND
                                         SERVICE PROVIDERS      SERVICE PROVIDERS        SERVICE PROVIDERS
--------------------------------------------------------------------------------------------------------------
May 30, 2008                                    $ 0                    $ 0                     $ 0
--------------------------------------------------------------------------------------------------------------
Percentage approved                              0%                     0%                      0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------
May 31, 2007                                    $ 0                    $ 0                     $ 0
--------------------------------------------------------------------------------------------------------------
Percentage approved                              0%                     0%                      0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                              TOTAL NON-AUDIT FEES
                                                              BILLED TO ADVISER AND
                                                             AFFILIATED FUND SERVICE    TOTAL NON-AUDIT FEES
                                                              PROVIDERS (ENGAGEMENTS    BILLED TO ADVISER AND
                                                             RELATED DIRECTLY TO THE   AFFILIATED FUND SERVICE
                                       TOTAL NON-AUDIT FEES  OPERATIONS AND FINANCIAL  PROVIDERS (ALL OTHER
                                          BILLED TO FUND      REPORTING OF THE FUND)       ENGAGEMENTS)          TOTAL
-----------------------------------------------------------------------------------------------------------------------------
May 30, 2008                                 $ 1,300                    $ 0                     $ 0             $ 1,300
May 31, 2007                                 $ 2,250                    $ 0                     $ 0             $ 2,250

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax
Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of May 31, 2008, the members of the audit committee are Robert P. Bremner, Jack
B. Evans, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                         FUND
Cathryn P. Steeves           Nuveen Maryland Dividend Advantage Municipal Fund 2

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                     TYPE OF ACCOUNT                   NUMBER OF
PORTFOLIO MANAGER        MANAGED                        ACCOUNTS      ASSETS
--------------------------------------------------------------------------------
Cathryn P. Steeves   Registered Investment Company        41      $8.267 billion
                     Other Pooled Investment Vehicles     0       $0
                     Other Accounts                       0       $0

* Assets are as of May 31, 2008. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of June 30, 2008, the S&P/Investortools Municipal Bond index was comprised of 52,385 securities with an aggregate current market value of $1,052 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of May 31, 2008, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                            DOLLAR RANGE OF
                                                                                            EQUITY SECURITIES
                                                                          DOLLAR RANGE OF   BENEFICIALLY OWNED
                                                                          EQUITY            IN THE REMAINDER OF
                                                                          SECURITIES        NUVEEN FUNDS MANAGED
                                                                          BENEFICIALLY      BY NAM'S MUNICIPAL
NAME OF PORTFOLIO MANAGER  FUND                                           OWNED IN FUND     INVESTMENT TEAM
------------------------------------------------------------------------------------------------------------------
Cathryn P. Steeves         Nuveen Maryland Dividend Advantage Municipal   $0                $10,001-$50,000
                           Fund 2

PORTFOLIO MANAGER BIO:

Cathryn P. Steeves, PhD is currently a portfolio manager for 42 state-specific municipal bond funds. She joined Nuveen in 1996 and worked as a senior analyst in the healthcare sector. Ms. Steeves has an undergraduate degree from Wake Forest University as well as an MA, an MPhil and a PhD from Columbia University.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Maryland Dividend Advantage Municipal Fund 2
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: August 7, 2008
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: August 7, 2008
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: August 7, 2008
    -------------------------------------------------------------------